Exhibit 10.8.2

PRIVATE & CONFIDENTIAL www.dtz.com

Report and Valuation

Prepared on behalf of

OMAGINE LLC

In respect of

SITE OF THE OMAGINE PROJECT
AL MAWALEH NORTH
AL SEEB
SULTANATE OF OMAN

Valuation Date: 15 January 2015

Report Date: 15 January 2015

Contract Ref No: AEVA2438

Report and Valuation | Omagine LLC

15 JANUARY 2015

CONTENTS

EXECUTIVE SUMMARY		4

1. TERMS OF INSTRUCTION		7

1.1.	Valuation Instruction	7

1.2.	Our Appointment and Valuation Date	7

1.3.	Compliance with RICS Valuation Standards	7

1.4.	Status of Valuer and Conflicts of Interest	7

1.5.	Valuation Summary	7

1.6.	DTZ Terms of Business	7

1.7.	Valuation Terms and Conditions	8

2. BASIS OF VALUATION		9

2.1.	Observations and Assumptions	9

3. EXTENT OF DUE DILIGENCE AND INFORMATION SOURCES		10

3.1.	Inspection	10

3.2.	Valuers	10

3.3.	Information	10

3.4.	Tenure and Title	11

3.5.	Development Agreement	12

4. VALUATION ASSUMPTIONS		13

5. PROPERTY DESCRIPTION		14

5.1.	Location and Situation	14

5.2.	Description	15

5.2.1.	Proposed Development	16

6. OMAN SOCIO-ECONOMIC OVERVIEW		18

6.1.	Introduction	18

6.2.	Overview	18

6.3.	GENERAL ECONOMIC OVERVIEW	19

6.4.	Economic Forecasts	21

6.5.	Demographics	22

7. OMAN REAL ESTATE MARKET COMMENTARY		24

7.1.	Residential Overview	24

7.2.	Residential - Integrated Tourism Complexes (ITCs)	24

7.2.1.	The Wave Muscat	25

7.2.2.	Muscat Hills Golf and Country Club	27

7.2.3.	Shangri La Barr Al Jissah Resort & Spa	28

7.2.4.	Jebel Sifah	29

7.2.5.	Saraya Bandar Jissah	30

7.2.6.	ITC Outlook	30

7.3.	Tourism Market Overview	31

7.3.1.	Hotel Market Overview	33

7.3.2.	Retail Market Overview	35

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8. INVESTIGATIONS AND ENQUIRIES		39

8.1.	Transparency	39

8.2.	Environmental Matters	39

8.3.	Ground Conditions	40

8.4.	Planning	40

8.5.	Services	40

8.6.	Highways and Infrastructure	40

8.7.	Tenure	41

9. VALUATION APPROACH, METHODOLOGY AND ASSUMPTIONS		42

9.1.	Construction Costs	43

9.2.	Residential Sales Prices	44

9.3.	Timing	45

9.4.	Commercial Property	46

9.5.	Target Internal Rate of Return (IRR)	47

9.6.	Financial Model Findings	47

10. VALUATION CERTIFICATION		48

11. DISCLOSURE AND CONFIDENTIALITY		49

APPENDIX 1 - DEFINITIONS OF THE BASES OF VALUATION		50

APPENDIX 2 - VALUATION TERMS CONDITIONS AND ASSUMPTIONS		53

APPENDIX 3 – TITLE DOCUMENTS (KROOKI)		55

APPENDIX 4 – USUFRUCT AGREEMENT		61

APPENDIX 5 – CONSTRUCTION COSTS		69

APPENDIX 6 – ITC LOCATION MAP		70

APPENDIX 7 – APPRAISAL SUMMARY		71

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EXECUTIVE SUMMARY

Client:	Omagine LLC

Property Address:	Site of the Omagine Project (plot no. 01-05-012-01-1), Al Mawaleah North, Al Seeb, Sultanate of Oman

Type of Property:	Development land

Use:	Integrated Tourism Complex (ITC)

Proposed Use:	Mixed use

Purpose of Valuation:	For loan security purposes and for inclusion in report filing with the United States of America Securities and Exchange Commission (the ‘SEC’)

Date of Instruction:	6 December 2014

Date of Inspection:	N/A – Desktop study

Date of Valuation:	15 January 2015

COI No:	AEVA2438

Basis of Valuation:	Market Value

Valued Interest:	Usufruct / Freehold

Valuation Assumptions:	In providing our assessment of value for the Subject Property detailed herein we have made the following assumptions:

• The Usufruct interest is unencumbered and can be transferred without restriction in accordance with Royal Decree No. 12/2006 and the Development Agreement

• The subject property is clear of any improvements

• The completed units within the development will be transferred to third parties under Royal Decree 12/2006 with international freehold status

• Sold units are on an individual unit basis

• Adequate parking is provided in accordance with municipality guidelines

• All pre-sales payments are deposited into an ESCROW account and drawn down for development works

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• Construction costs provided by Omagine LLC have been adopted

• Utility services will be provided to the boundary of the subject property and will be sufficient for the proposed development

• Access roads connecting the subject property will be sufficient for proposed use

• The hotels within the scheme will be managed by high profile global operators

• The hotels will be granted alcohol licences

• The serviced chalets and apartments will be managed by the hotel operators

• Market value of the subject property is based upon the proposed scheme/massing present as “Project related site value”

• All information provided and relied upon is accurate as at the date of valuation

Sources of Information:	For the purpose of this valuation we have relied upon the following information provided by the Client:

• Usufruct Agreement (dated August 2014)

• Krooki (dated 16 June 2014)

• Proposed scheme design and specification

• Construction costs provided by Majan Engineering Consultants and Consolidated Contractors Company

• Master plan with gross and net areas in accordance with the Development Agreement

• Development Agreement (dated 2 October 2014)

Standards:	The report has been prepared in accordance with the RICS Valuation – Professional Standards 2014

Independence and Objectivity:	We confirm that we have had no material involvement with the property or the client(s), that we act objectively and that this report represents our independent opinion of value where DTZ does not consider that any conflict arises in preparing the advice requested.

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We confirm that we have the knowledge, skills and understanding to undertake the valuation competently and that we would undertake the valuation acting independently as an external valuer, qualified for the purpose of the valuation

DTZ does not consider that any conflict arises in preparing the advice requested.

Market Value:	OMR 385,000,000

(Three Hundred and Eighty Five Million Omani Rials)

Valuer Details:	Rashpal Heer BSc. (Hons) MRICS
Associate Director - Valuation

Antony Schober AAPI CRV
Director and Head of Valuation UAE

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1.	TERMS OF INSTRUCTION

1.1. Valuation Instruction

In accordance with your instructions dated 6 December 2014 between Omagine LLC ("the Client") and DTZ International Ltd - Dubai (the “Consultant”), the Client requires a report and valuation (the "Valuation Report") to assess the current market value of the land comprising the ‘Omagine Project’, Plot No. 01-05-012-01-1 Al Mawaleah North, Al Seeb, Sultanate of Oman (“Subject Property”).

We understand the valuation report is required for loan security purposes and report filing with the United States Securities and Exchange Commission (the ‘SEC’).

A copy of our Terms and Conditions of Engagement for Valuations and our Assumptions are attached as Appendix II.

1.2. Our Appointment and Valuation Date

In accordance with your instructions, DTZ have valued the Usufruct interest in the Subject Property in accordance with Usufruct Agreement and Royal Decree No. 12/2006 as at 30 December 2014.

1.3. Compliance with RICS Valuation Standards

We confirm that the valuation report has been prepared in accordance with the appropriate sections of the Professional Standards (“PS”), RICS Global Valuation Practice Statements (“VPS”), RICS Global Valuation Practice Guidance – Applications (“VPGAs”) contained within the RICS Valuation – Professional Standards 2014 (the “Red Book”). It follows that the valuation is compliant with International Valuation Standards.

1.4. Status of Valuer and Conflicts of Interest

We further confirm that we have no current, anticipated or previous recent involvement with the property and therefore do not consider that any conflict arises in preparing the advice requested under PS 2.4.

We confirm that we have the knowledge, skills and understanding to undertake the valuation competently and that we have undertaken the valuation acting independently as an external valuer, qualified for the purpose of the valuation as set out in PS 2.3.

1.5. Valuation Summary

The Subject Property is described within this Valuation Report which also includes our market analysis and valuation approach in the assessment of current market value. The valuation referred to below must be read in conjunction with the other sections of this Valuation Report.

1.6. DTZ Terms of Business

The valuation instruction has been prepared in accordance with the agreed terms of business stipulated in the agreed and executed engagement letter and DTZ terms of business detailed herein.

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1.7. Valuation Terms and Conditions

These are the general terms, conditions and assumptions (Refer to Appendix 2) upon which our valuation and report has been prepared. They apply to the valuation contained in this Report unless we have specifically mentioned otherwise elsewhere in this Report.

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2.	BASIS OF VALUATION

In accordance with our instructions we have valued the property on the basis of Market Value.

Market Value is an internationally recognised basis of valuation and is defined as;

“the estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm's length transaction after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion”.

The Market Value is our estimate of price that would be agreed, with no adjustment made for the costs that would be incurred by the parties in any transaction. It is also gross of any mortgage, similar financial encumbrances and without offset of any associated taxes.

We have set out the full definition of the above bases of valuation in Appendix 1 of this Valuation Report.

Our report findings are subject to our standard Valuation Conditions and Assumptions which are included in Appendix 2 of this report. In the event that any of our Assumptions prove to be incorrect, then our valuations should be reviewed.

2.1. Observations and Assumptions

The Subject Property forms part of a mixed use area and is subject to planning restrictions. Consistent with normal valuation practice, we have taken account of the planning and other constraints and reflected demand for this type of property, in accordance with the Red Book.

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3.	EXTENT OF DUE DILIGENCE AND INFORMATION SOURCES

3.1. Inspection

The property has not been inspected where we have undertaken a desktop assessment of Market Value with reference to the information provided.

Where our analysis takes the form of a Desktop Overview we would draw your attention to the fact that we have not inspected the subject property nor have we undertaken full verification or research. The opinions detailed herein are totally dependent on the adequacy and accuracy of the information supplied and the assumptions made. It should be noted that should these prove to be incorrect, the accuracy of this opinion will be affected.

3.2. Valuers

The property has been valued by Rashpal Heer BSc (Hons) MRICS, Associate Director – Valuation and Antony Schober AAPI CPV, Director and Head of Valuation UAE, within the requirements as to the competences under PS 2.3 of the RICS Valuation – Professional Standards Incorporating the International Valuation Standards January 2014 issued by the Royal Institute of Chartered Surveyors (RICS).

3.3. Information

The Client has provided specific details in respect of the subject property. DTZ has relied upon this information provided and assumed it to be correct.

In preparing the Valuation Report we have had regard to the following information:

•	Krooki dated 16 June 2014 (title document) (Appendix 3)

•	Usufruct Agreement dated August 2014(Appendix 4)

•	Construction costs provided by Omagine LLC (comprising costs from Majan Engineering Consultants and Consolidated Contractors Company) undated (Mean summary attached as Appendix 5)

•	Development built up areas (included within construction costs)

•	Development Agreement dated 2 October 2014

We have relied upon the accuracy of the above information in preparing the Valuation Report, and our report is subject to the accuracy of this information. It should be noted that we have not had sight of the Development Agreement.

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3.4. Tenure and Title

We have been provided with the Krooki and Usufruct for the subject property. The salient details are as follows:

Krooki

Date:	16 June 2014

Location:	Al Mawaleah North, Al Seeb, Sultanate of Oman

Krooki No:	01-05-12-01-1

Plot Area:	1,000,000 sq m

Tenure:	Usufruct

Use:	Tourism (Integrated Tourism Complex)

Usufruct Agreement

Property:	Plot No. 1, Block No. 74SW, Al Hail North, Al Seeb

Date:	August 2014

Beneficiary:	Omagine LLC

Governorate:	Muscat

Owner:	Government of Oman represented by the Ministry of Tourism

Plot Area:	1,000,000 sq m

Tenure:	50 year Usufruct, renewable subject to written agreement between the parties

Start date:	Date of registration of the Usufruct

Usufruct Fee:	OMR 90,000 per annum, less any land transferred freehold to a third party

Grace Period:	5 years

Land Purchase Price:	OMR 25 per square metre

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Usufruct Agreement

Use:	Tourism (Integrated Tourism Complex)

Please refer to Appendix 3 and 4 for provided documents

We have assumed that good title could be shown with no unusual or onerous covenants or restrictions, which might adversely affect value. We are not aware of any other outgoings, easements or rights’ of way affecting the property and our valuation assumes that none exist.

The commentary provided in this report is based on our understanding of the title situation. This may need to be verified by a solicitor and/or the Ministry of Tourism, Oman.

For the purpose of this assignment we have assumed the property to be an unencumbered Usufruct interest, with ITC designation and with freehold sales permitted in accordance with Royal Decree No. 12/2006, the Usufruct Agreement and the Development Agreement without any undue restrictions.

3.5. Development Agreement

We have not been provided with a copy of the Development Agreement between the Government of Oman and Omagine LLC. However, we have been provided with the following extract regarding the Minimum Build Obligation:

Minimum Build Obligations or MBO means all acts as specified in SCHEDULE 6 to be performed by the Project Company for the Substantial Completion of the Project, within a specified period of time, in order to commence commercial operation of the tourism and other elements of the Project and in order for the Project to constitute an Integrated Tourism Complex.

Substantial Completion means, that in respect of the Minimum Build Obligations, Specific MBO, Project Company Infrastructure and Utilities, Buildings, Units or Works that all necessary work has taken place, Completion Certificates have been issued, permits and licenses have been granted, the subject matter is both fit for use and is either able to commence commercial operation or is habitable for its intended purpose without hindrance, and that only immaterial outstanding or remedial work remains to be completed.

The Minimum Build Obligation is comprised of and constitutes the Substantial Completion in accordance with the DCP and the requirements of this Development Agreement of the construction of (a) the seven (7) Pearls, and (b) one (1) of the Hotels.

It is our understanding that the elements within the Minimum Build Obligation are to be completed within 5 years of the Ratification Date (the date the agreement was ratified by the Ministry of Finance expected to be January 2015)

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4.	VALUATION ASSUMPTIONS

We have been provided with information pertaining to the physical location and development consents which have been utilised and relied upon in our assessment of market value.

For the purpose of this valuation assignment, we have made the following assumptions:

•	The Usufruct interest is unencumbered and can be transferred without restriction in accordance with Royal Decree No. 12/2006 and the Development Agreement

•	The subject property is clear of any improvements

•	The completed units within the development will be transferred to third parties under Royal Decree 12/2006 with international freehold status

•	Sold units are on an individual unit basis

•	Adequate parking is provided in accordance with municipality guidelines

•	All pre-sales payments are deposited into an ESCROW account and drawn down for development works

•	Construction costs provided by Omagine LLC have been adopted

•	Utility services will be provided to the boundary of the subject property and will be sufficient for the proposed development

•	Access roads connecting the subject property will be sufficient for proposed use

•	The hotels within the scheme will be managed by high profile global operators

•	The hotels will be granted alcohol licences

•	The serviced chalets and apartments will be managed by the hotel operators

•	Market value of the subject property is based upon the proposed scheme/massing present as “Project related site value”

•	All information as provided and relied upon is accurate as at the valuation date

The report has been prepared assuming an environment of social, economic and political stability on a macro and micro scale. We are therefore not responsible for any variations in value should this environment alter other than that set out in our report.

Our valuation has been assessed based on information provided to us by the client. This information is set out in the body of this report. DTZ has not verified all of this information and our valuation is on the basis that the information provided to us is correct. If any of the information provided is altered or incorrect, DTZ reserve the right to amend our valuation accordingly.

Should further investigations reveal variances to that as relied upon and those documented within the contents of this report, we reserve the right of comment and/or reappraisal.

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5. PROPERTY DESCRIPTION

5.1. Location and Situation

The subject property is located immediately fronting the beach on the north eastern coast of the Sultanate of Oman some 1.7 kilometres from the A’Seeb Street Highway, a dual carriageway which runs from the border of Oman with the UAE emirate of Fujairah 254 kilometres to the north west and the centre of Muscat, the capital of the Sultanate of Oman, some 29 kilometres to the east. The property lies approximately 6 kilometres from Seeb International Airport to the south east and 20 kilometres from Shatti Al Qurum to the west.

The image below from Google Earth shows the subject location from a macro perspective within the wider Sultanate of Oman:

The image from Google Earth on the following page shows the location of the property within the Governorate of Muscat from a mirco perspective.

The property is accessed from 18th November Street which runs parallel with southern boundary of the subject property. The main entrance to the Wave ITC is situated approximately 700 metres to the east.

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Whilst the immediate area of the subject property is mostly undeveloped, the wider area, particularly to the west of the subject property, is largely developed, comprising primarily of low rise residential units.

The local topography is generally flat, being part of the coastal plain between the Al Hajar Mountains and the Gulf of Oman.

The area has witnessed a large increase in residential development in recent years, including development within The Wave ITC and the wider area in line with the general increase in residential development in the Governorate of Muscat and Al Batinah.

5.2. Description

Plot:	01-05-012-01-1

Type:	Development land

Use:	Integrated Tourism Complex

Plot Area:	1,000,000 sq m

Beach Frontage:	6 kilometres (approximate)

We understand the property is completely undeveloped and has no infrastructure in place.

The property includes beach and sea area along the northern boundary extending out 130 metres – please refer to the Krooki Schedule 1 Part C included as Appendix 3.

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Neighbouring plots to the east and west are undeveloped but are likely to be developed in the medium to long term.

5.2.1. Proposed Development

We have been provided with the proposed master plan, included below:

We have also been provided with a detailed breakdown of the proposed development, the main elements are as follows:

		Gross Area per	Gross Area
		unit	Total
Element	No. of Units	(sq m)	(sq m)
Oceanfront Villas	8	1000	8,000
Oceanfront Villas	10	840	8,400
Ocean View Villas	12	700	8,400
Ocean View Villas	24	580	13,920
Wadi Park Villas	120	525	63,000
Wadi Park Villas	120	476	57,120
Ocean View Townhouse	50	300	15,000
Wadi Park Townhouse	160	300	48,000
4BR Oceanfront Apartment	80	250	20,000
4BR Ocean View Apartment	100	250	25,000
4BR Wadi Park Apartment	200	250	50,000
3BR Ocean View Apartment	250	230	57,500

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		Gross Area per	Gross Area
		unit	Total
Element	No. of Units	(sq m)	(sq m)
3BR Wadi Park Apartment	250	230	57,500
2BR Oceanfront Apartment	200	200	46,000
2BR Ocean View Apartment	200	200	40,000
2BR Wadi Park Apartment	200	200	40,000
1BR Ocean View Apartment	90	170	18,000
1BR Wadi Park Apartment	90	170	15,300
Amphitheatre	1	700	700
Movie theatre	1	2,500	2,500
Pearl Retail	TBA	TBA	5,250
Retail (general)	TBA	TBA	4,985
Retail Mall	1	2,500	6,620
Office Space	TBA	TBA	46,468
Hotel 1 – 5 star	280 keys	96.02	26,885
Hotel 2 – 4 star	280 keys	89.18	24,970
Hotel 3 – 4 star	280 keys	89.18	24,970
2-bed Serviced Chalets	300	115	34,500
1-bed Serviced Chalets	300	85	25,500
2-bed Serviced Apartments	343	125	42,875
1-bed Serviced Apartments	300	110	33,000
Studio Serviced Apartment	81	40	3,240
Pearls (landmarks)	7	314.16	2,199.12

Total			875,102.12

Additional ancillary items such as children’s play areas, mosque, beach area, boardwalk etc are included within the master plan but have not been included in the list above.

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6.	OMAN SOCIO-ECONOMIC OVERVIEW

6.1. Introduction

This section of the report provides an overview of the socio-economic drivers of the Sultanate of Oman assessing key economic, population and demographic trends. Data from this section has been taken from a number of sources, including the National Centre for Statistics and Information (Oman), Oxford Business Group, Oxford Economics, Economist Intelligence Unit, the World Bank, the World Economic Forum, Oman Economic Review, IMF and government ministries.

6.2. Overview

The Sultanate of Oman is the second largest country in the GCC and has a coastline of over 3,000 km bordering the Gulf of Oman and Arabian Sea. The land area of the Sultanate is 309,500 sq km with an overall average population density, based on November 2014 population figures, of 13.21 residents per square kilometre (source: DTZ/Royal Oman Police).

Principal topographic features of Oman are plains, wadis and mountains. A key area is the plain overlooking the Gulf of Oman, where much of the development of the country has arisen, and is approximately 3% of the total land area. Mountain ranges occupy 15% of the total, principally the Hajr mountains, extending in an arc formation from Ras Musandam in the north to Ras Al-Had and Al Qara in the south western corner of Oman. The remaining area is largely sand and desert which includes part of Ar Rub Al-Khali.

Oman shares borders with Saudi Arabia, the United Arab Emirates and Yemen.

Muscat, the capital city, is situated on the coast of the Gulf of Oman, to the north of the country. It is home to the government and the centre of economic activity in Oman, which has led to an influx of residents from other governorates and regions of Oman.

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Muscat’s population experienced rapid growth over the past decade against the backdrop of increased economic activity and a period of high oil prices. The official population figures show that the size of the population has almost doubled in the past decade; 632,000 residents in 2003 and 1,245,183 residents in November 2014 (Source: Royal Oman Poilce).

Muscat Governorate has the highest population density of all the governorates at approximately 345 residents per square kilometre whilst also being one of the smallest governorates by land mass.

Oman is split into 11 Governorates, of which Muscat Governorate, the region the subject property is situated in, lies in the north of the country on the Gulf of Oman; It is shown on the map below marked as number 9.

6.3. GENERAL ECONOMIC OVERVIEW

Oman’s economy has been relatively resilient over the past few years and has seen good levels of growth since the global economic crisis. GDP for 2013, at current prices, was 30.63 billion OMR (source: NCSI), an increase of 2.8% from 2012; GDP increased by over 11% in 2012. Figures for 2014 are currently unavailable.

Oman’s main industry is hydrocarbons, primarily oil, although the government and private companies are investing heavily in gas. In 2013 hydrocarbons amounted to OMR 15.22 billion of GDP, approximately 49.69% of total activity.

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Oman is dependent on oil and produced approximately 945,600 barrels of crude oil a day over the first seven months of 2014. Much of the GDP growth recorded in recent years was down to an increase in oil production and rising global prices. Oil extraction is estimated to become uneconomical in many of the existing fields by the year 2020 which the government is trying to address by investing heavily in infrastructure with the intention of expanding numerous sectors including tourism, industry and logistics.

Oman's fiscal breakeven price for oil in 2013 was approximately US$104 per barrel, according to a 2012 government announcement, meaning that Oman's government needed the export price of oil to remain at or above that level to secure sufficient revenues. For 2014 the International Monetary Fund estimated the Oman government required an average price of US$102 per barrel to breakeven. The budget for 2015 of OMR 14.1 billion is based on an average oil price of US$75 per barrel.

The continued viability of developing Oman's oil and natural gas resources relies heavily on extraction technologies. Several enhanced oil recovery (EOR) techniques are already used in Oman, including polymer, miscible, and steam-injection techniques. Due to the relatively high cost of production in the country, Oman's government offers incentives to international oil companies for exploration and development activities in the country's difficult-to-recover hydrocarbon fields.

A report published by the U.S. Geological Survey in 2012 stated that the estimated mean undiscovered energy resources in the South Oman Salt Basin—located in the southern part of the country—totalled more than 370 million barrels of oil, 315 billion cubic feet (Bcf) of natural gas, and over 40 million barrels of natural gas liquids (NGLs). With rising domestic consumption, a growing petrochemical sector—which relies on liquefied petroleum gases (LPG) and NGLs—and additional potential resources, the country is unlikely to significantly alter its dependence on hydrocarbons in the short term. For context, in 2011 oil accounted for 71% of Oman's total primary energy consumption, while natural gas made up the remaining 29% (source: US Energy Information Administration).

	Oman summary energy statistics
	Oil (million barrels)
		Total petroleum	Reserves-to-production
Proven reserves, 2013	Total oil supply, 2012	consumption, 2012	ratio

5,500	338	53	16

	Natural Gas (billion cubic feet)
	Dry natural gas	Dry natural gas	Reserves-to-production
Proved reserves, 2013	production, 2011	consumption, 2011	ratio

30,000	937	619	32

The industrial sector is seeing the benefit of the large investment in infrastructure, particularly the deepwater ports in Sohar and Duqm. A number of international industrial giants have recently begun operations in Oman, including Vale, the Brazilian mining giant, who opened their Middle Eastern headquarters in Sohar in April 2011 and are already looking to expand capacity at their 524 million OMR iron ore plant from 9 million metric tonnes to 12 million metric tonnes per year by 2015.

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Additional investment in the oil industry is also proposed, including a new 2.3 billion OMR oil refinery in Duqm, a joint venture between Abu Dhabi’s international Petroleum Investment Company (IPIC) and the state backed Oman Oil Company.

Additional state spending is also expected over the next 4 years. The budget for the 8th five-year plan (2011-2015) was increased from its initial sum by 26% to 54 billion OMR in a bid to create additional jobs and improve living conditions. A breakdown of the 2013 GDP figures is shown in the chart below:

Break Down of Gross Domestic Product 2013 (listed clockwise)

6.4. Economic Forecasts

Oman's GDP will grow by 3.4 per cent in 2014, according to the International Monetary Fund (IMF) in its World Economic Outlook, slowing from 5.1 per cent in 2013 (Oman’s NCSI state growth of 2.8% for 2013). The slowdown is likely to be led by lower growth in the hydrocarbon sector and an external environment that remains rather cool. Nonetheless, growth should remain fairly robust. Indeed, the government is more optimistic about the outlook, forecasting 5 per cent GDP expansion in its 2014 budget. Moody's Investors Service, the ratings agency, said that it expected a rate of 4.1 per cent in a report on Oman published in August. The report confirmed Oman's sovereign rating as A1 – upper-medium investment grade – with stable outlook, thanks to the progress in diversification (non-hydrocarbon sectors have grown more quickly than the oil and gas industry in recent years), strong fiscal buffers thanks to years of running a surplus, a stable financial sector, and – importantly – Oman's open stance on trade and investment.

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The 2015 budget foresees expenditure of RO14.1bn, up 4.5 per cent on 2014. The increase in spending against slower revenue growth will create a budget deficit forecast at RO2.5bn. This will mean that the government will be less likely to be able to channel resources into the State General Reserve Fund (SGRF), the country's sovereign wealth fund (SWF), which has grown an average 8 per cent per year to RO14bn and will undoubtedly play a central role in Oman's diversification drive, as well as building up the country's assets internationally with an eye on providing long-term revenues (source: Oman Economic Review).

6.5. Demographics

The National Centre for Statistics and Information (NCSI) puts the population of Oman at 4,088,201 as at the end of November 2014, an increase of 96,245 inhabitants (approx 2.4%) since the end of March 2014. The numbers are based on registration with the Directorate General of Civil Status – Royal Oman Police.

The total expatriate community has been put at 1,793,669, an increase of 27,746 (approx 1.57%) over the same period. The overall population comprises 56.1% Omani and 43.8% expatriate residents.

As with many developing countries, Oman has a relatively young populous, particularly when compared to many developed countries in regions such as Europe. In Oman 45.3% of the population was below 25 years of age at the 2010 census; an overall breakdown is provided in the table below.

Oman Census 2010

Muscat Governorate is the most populated region in the Sultanate with a total population of 1,208,114, of which 464,236 (approx 38.43%) are Omani nationals and 743,878 (61.57%) are expatriate (source: DTZ/ROP November 2014).

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Muscat Governorate and the Batinah region (north and south combined) account for over 50% of the population. Al Batinah (south and north combined) has a population of 1,032,604, equating to a population density of approximately 81 residents per square kilometre. The least densely populated region is Al Wusta with an overall population of 41,201.

The population of the sultanate has steadily grown over the past decade and this is expected to continue into the future, although at a slower pace than experienced in recent years due to tighter Omanisation rules restricting the number of expatriates working in the private sector. There could potentially be a fall in the expatriate community over the medium to long term; the government approved restricting the number of expatriate workers to 33% of the country’s total population but have not given a timescale for implementation. Recent government initiatives have included 6 month suspensions on the registration of new domestic employees and labourers – it was extended for a further 6 months with effect from 4 May 2014 – and restrictions on expatriates moving company within two years of joining.

The Public Authority for Social Insurance (PASI) reports the average income for Omani males to be 402 OMR per month, and 356 OMR per month for Omani women, as at the end of March 2014. However, 61% of all Omanis earn less than 300 OMR per month and only 5.7% of Omanis earn more than 900 OMR per month. A breakdown for expatriate income is not currently available.

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7.	OMAN REAL ESTATE MARKET COMMENTARY

7.1. Residential Overview

The residential letting market is seeing consistent levels of activity from its traditional requirement base of expatriate new arrivals and relocating residents. As with most MENA real estate markets, values depreciated substantially in the years subsequent to 2008, however the market has recovered in recent years with many areas experiencing good levels of growth.

The supply / demand ratio for quality units has not changed significantly in recent years but is likely to do so over the next 12 to 18 months as supply of quality and well located apartments and villas increases. This new supply should also address the shortage of compound housing, which is popular with expatriate families due to the facilities provided and security. Most good compound housing developments such Hatat House and Dolphin Village enjoy near 100% occupancy rates.

Central areas such as Shatti Al Qurum, Qurum and Madinat Al Sultan Qaboos have seen steady growth in both rental and capital values in recent years due to their locations and popularity with the general populous, in particular Shatti Al Qurum and Madinat Al Sultan Qaboos which are very popular with western expatriates. Other popular areas such as The Wave, Muscat Hills, Azaiba and parts of Al Khuwair have also experienced good levels of growth over the past 12-18 months.

New property, well designed and correctly priced units continues to sell and let at levels at the higher end of market expectations. Units within compounds providing additional facilities attract a higher level of interest and continue to demand premium values.

7.2. Residential - Integrated Tourism Complexes (ITCs)

Non Omani and GCC residents are permitted to purchase real estate in Oman within ITCs following the implementation of Royal Decree No. 12/2006.

Since the implementation of the Royal Decree a number of ITCs have been developed, some more successfully than others.

Many ITC schemes were conceived at the height of the market, but few have made it off the drawing boards, and many others have been delayed or put on hold indefinitely due to financial viability concerns and poor sales. The proposed developments that have actually produced finished units within the Muscat area are listed below:

•	The Wave

•	Muscat Hills

•	Barr Al Jisah

•	Jebel Sifah

Recent activity in the market has included the following:

•	Release of Marsa 1 and 2 at The Wave (121 water front flats)

•	Launch of Marsa 3 apartments at The Wave

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•	Release of Reehan Gardens at The Wave (107 villas)

•	New Badr Muscat Hills development (20 town houses – situated within the Muscat Hills scheme but developed by a third party)

•	Release of Muscat Hills Phase 2 (79 villas)

•	Launch of 3 residential phases at Saraya Bandar Jissah (the hotel element is currently also being developed)

To date the most popular ITC schemes have been Muscat Hills and The Wave. Both enjoy good occupancy rates and reasonable levels of demand for new units. Both benefit from being situated within reasonable distance of central Muscat and benefit from a good road network.

Muscat Hills and The Wave are approximately 16km and 19km west of central Muscat respectively. Jebel Sifah is the furthest of all developed ITC schemes at circa 41 km east of central Muscat. Barr Al Jissah is approximately 22 km to the east (see Appendix 6 for ITC location map).

Whilst Barr Al Jissah is a similar distance to The Wave the road network serving both Barr Al Jissah and Jebel Sifah are not practical for commuting to central Muscat due to the routes passing through the heavily congested Ruwi and CBD areas.

All developed ITC schemes are generally designed to a high specification when compared to the general housing stock. The Wave has better facilities than the other ITC schemes. It includes a beach, marina, golf course, communal swimming pools, restaurants and convenience stores. Muscat Hills’ facilities are limited to a golf course and a temporary club house; a new club house is expected to be situated within the grounds of the new 250 key Intercontinental Hotel expected to be completed in 2015.

A brief overview of the individual developed schemes is provided on the following pages. A location map of the ITC schemes of note is included as Appendix 7.

7.2.1.	The Wave Muscat

Development details

Location:	Seeb, Muscat

Developer:	Majid Al Futtaim (UAE), Waterfront Investments SAOC (representing the government of Oman) and National Investment Funds Company (Omani Pension Funds)

Land size:	2.5 million square metres

Product mix:	1,630 villas/townhouses and 2,770 apartments (4,400 units)

Features:	Beachfront location, golf course, 400 berth marina (120 completed to date), retail including Waitrose, Pizza Express, Shang Thai, Costa Coffee and Al Fair

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Status:

According to the developer 1,123 units have been completed. First batch of units were handed over in October 2008 and the recent launches of Reehan Gardens (villas), Siraj (flats) and Marsa 1 (flats) have seen a reasonable level of interest.

A 12,000 sq m retail and commercial element was completed June 2014 – we understand approximately 60% was pre-leased

Projected Completion Date:	2018 (projected by the developer, but very doubtful)

The Wave is prominently located close to the existing and new airport and approximately 20 kilometres west of central Muscat. Whilst The Wave is in close proximity to the airport it is not under any flight paths and is not unduly affected by aircraft noise. However, this may change as the new airport comes on line.

The Wave has a semi-private beach for the residents but it can also be accessed by the general public relatively easily via the development.

The development is a joint venture between Oman’s Waterfront Investments (representing the Government of the Sultanate of Oman), Majid Al Futtaim Properties from Dubai and the National Investment Funds Company (representing the Omani pension funds).

The site covers an approximate area of 2.5 million square metres and originally comprised four 5 star hotels, a golf course, marina, commercial zone and 4400 luxury residential units – to date only two hotels have been confirmed; a 5 star Kempinski and a 4 star hotel. Currently neither hotel has been built but works on the Kempinski started in 2013 and it is due to be completed in 2015.

The Wave is the mostly densely developed of all the ITC schemes, but is also the most successful, and offers a greater variety of villas, townhouses and apartments with varying sizes, specifications, locations and facilities. At the top of the scale are the large luxury beach front villas.

The development is popular with both the expatriate and Omani communities. Omanis initially acquired units within the scheme for investment purposes, but in recent years an increasing number of young affluent Omani families have relocated to The Wave from more traditional areas within the city.

The first release of units in ‘The Wave’ took place in mid 2006 when 221 villas and apartments were sold on a lottery basis and numerous releases and auctions have followed. The early market enthusiasm enjoyed by The Wave, peaking in late 2008 / early 2009, has since subsided.

The historic average sales rate has been circa 190 units per year, but this has been surpassed in recent years. The developer is targeting 336 sales in 2014, 405 in 2015, rising to 497 by the year 2020.

Average apartment sales are in the region of 1,100-1,200 OMR sq m, and townhouses/villa sales are in the region of 850-1,200 OMR per sq ft, dependent on location. Beach fronting 5 bedroom villas are available for circa OMR 1.5 million (OMR 3,363 per sq m).

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Reehan Garden units sold off-plan in 2012, and still under construction, are currently being offered for sale on the secondary market; a 5 bed unit (B02) purchased for 279,000 OMR is currently available for 335,000 OMR (OMR 750 per sq m).

Subsequent to the market collapsing in late 2008 / early 2009 the scheme was remodelled to provide a wider range of units rather than just at the luxury end. There are currently no plans to reduce the number of units, although completion is likely to be significantly later than 2018. However, The Wave is likely to continue to be popular and we envisage demand for its products to remain strong.

7.2.2.	Muscat Hills Golf and Country Club

Development details

Location:	Seeb, Muscat

Developer:	Muscat Golf Projects L.L.C

Land size:	2 million square metres

Product mix:	148 villas and 135 apartments

Features:	Golf course

Status:	Second phase of 79 villas has been released and is currently under construction

Projected Completion Date:	2015/2016

The project, which is situated in the foothills of Seeb Heights, was the first ‘tourism zoned’ development in Oman. The project was conceived to provide the most challenging PGA championship golf course in the Middle East. The residential element was included within the scheme to support the cost of the golf amenities and is currently one of the least densely developed ITC schemes in Muscat.

The project encountered a number of issues in the early stages with time delays and increased costs, primarily because it was a ground breaking development and some regulatory reform was required. However, the delays resulted in the scheme also being affected by the downturn. The units were sold on the basis of costs calculated 3 years prior to commencement and the sharp rise in costs resulted in the developer going back to purchasers to revise the purchase price upwards. The first completed unit was handed over in 2010; a full 6 years after the release date.

Phase 1, which has been completed, comprised 88 villas and 135 apartments, all of which have been sold. Phase 2 was launched October 2012 and comprises 79 four and five bedroom villas ranging in size from 350 sq m to 565 sq m. The prices range from 285,000 OMR to 575,000 OMR, dependent on size of plot and location within the development. The 4 and 5 bedroom detached villas range in price from 950 OMR per sq m to 1,350 OMR per sq m. The 4 bedroom semi-detached villas range in price from 814 OMR per sq m to 957 OMR per sq m.

The owners entered into a joint venture with WJ Towell Group to develop Phase 2, and it is expected to be completed late 2015. Phase 2 also includes a new 5 star hotel to be managed by the Intercontinental Hotels Group. A completion date for construction has not been given.

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The development is popular with both the expatriate and Omani communities. Omanis initially acquired units within the scheme for investment purposes, but in recent years an increasing number of young affluent Omani families have relocated from more traditional areas within the city.

Whilst the scheme is popular it lacks amenities such as retail outlets and is sparsely developed. It lacks the community element that has evolved at The Wave and is generally regarded as secondary to The Wave. However, given the limited level of stock we envisage Phase 2 units to sell, although many potential purchasers are likely to consider The Wave as an alternative, and given the price points of Phase 2, The Wave offers better value for money.

Badr Muscat Hills, a small development of 20 townhouses, was undertaken by a third party within the grounds of Muscat Hills. The first units were completed in early 2013. The units ranged from 292 sq m to 380 sq m and were priced at 195,000 OMR to 250,000 OMR.

7.2.3.	Shangri La Barr Al Jissah Resort & Spa

Development details

Location:	Barr Al Jissah Beach

Developer:	Zubair Corporation

Land Size:	500,000 square metres

Product Mix:	15 villas and 56 townhouses

Features:	Beachfront location, marina, souk, retail space, three luxury hotels, including the 6 star Al Husn hotel

Status:	Original project is completed. However the developers are looking at building apartment units

Situated at the Barr Jissah the Shangri La development is directly on the beachfront, and is a joint venture between the Oman government and Zubair Corporation. The site covers an area of approximately 500,000 square metres with a choice of three 5 star hotels.

The development comprises 71 luxury villas and townhouses that were released for sale in 2007. We understand the developers are looking at building apartments within the scheme and are in the process of finalising plans, costs and sale prices – nothing has been released to date.

There have been numerous reports about poor workmanship and quality of materials, having a negative impact on the secondary market.

The scheme was marketed and developed as a luxury tourist and residential destination. It is impractical for residents working in the central Muscat area to live here due to the poor road network connecting the development to central Muscat. Both the resort and residential element have a low occupancy rate.

Transactions within this scheme are limited, although the number of units available on the market has been high in recent years. The lack of sales is primarily down to a disconnect between the potential sellers and buyers; generally sellers are unwilling to accept a price significantly lower than what they paid for the properties. Prices currently range in the region of 1,100 OMR to 2,300 OMR per sq m.

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7.2.4.	Jebel Sifah

Development Details

Location:	Sifah Beach (45km south of Muscat)

Developer:	Muriya Tourism (joint venture between Omani government and Orascom Hotels & Resorts of Egypt)

Land size:	6.2 million square metres

Product mix:	Stated as 500 Apartments and 450 Villas – we believe this has been scaled back significantly but details are currently unavailable

Features:	Beach restaurant, 94 wet berth and 100 dry berth marina, boutique hotel, Four Seasons Hotel, Banyan Hotel and Missoni Hotel

Status:	Construction is on hold

Projected Completion Date:	2020

Muriya was established in Oman in March 2006, as a joint venture between Egypt’s Orascom Hotels & Development (70 per cent) and Omran, the Omani government tourism development company (30 per cent). The development has a long rocky beach frontage and comprises a mix of residential units and hotels.

The scheme was launched with a residential mix of 450 villas and 500 apartments. However, we believe this has been reduced significantly due to poor sales. The apartments were to be housed over 18 blocks and range in size from 118 square metres (1-bed) to 344 square metres (4-bed). The villa plot sizes range from 1,000 square metres to 2,075 square metres and the units themselves range from 234 square metres (3-bed) to 896 square metres (6-bed).

Construction ceased shortly after the global financial crisis when many purchasers failed to continue making staged payments. Activity has been limited to completion of a few of these units over the past 12 months where the developer and purchaser have come to an agreement.

At present only the boutique hotel has been completed, but we are advised the Missoni hotel will be completed within the next 3 years.

This scheme is the least practical for residents working in the central Muscat area due to the poor road network and distance from central Muscat. However, recent improvements to the highway through the Ruwi area will improve journey times.

Occupancy of the residential element is very low, as is demand.

We do not envisage many units being sold in the near future.

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7.2.5.	Saraya Bandar Jissah

Development Details

Location:	Qantab Beach

Developer:	Saraya Oman Holdings Co. SAOC (joint venture between Saraya and Omran)

Land size:	2.5 million square metres

Product mix:	398 townhouses and villas

Features:	Two 5 star Jumeirah hotels, spa, dive centre and a number of food and beverage outlets

Status:	The hotels and phases 1-3 of the residential units are currently under construction

Projected Completion Date:	2017

Saraya Bandar Jissah is situated in a remote cove and has a private beach. The beach, prior to being sold for private development, was one of the most popular in the Muscat area.

This is the first ITC to be launched since 2007. The residential element is targeting the high-end market and was launched late 2014. Sales are likely to be impacted by the same issues affecting Barr Al Jissah and Jebel Siffah, i.e. the travel time to central Muscat.

The product mix includes villas, twin villas and apartments. Prices range from OMR 950-1,045 per sq m for the villas, OMR 920-1,005 per sq m for the twin villas and OMR 710-1,130 per sq m for the apartments.

We understand take-up has been reasonable; however, the scheme may be hampered if a percentage of off-plan sales are required to warrant development.

7.2.6.	ITC Outlook

Demand for ITC residential units within the central ITC schemes, Muscat Hills and The Wave, is substantially greater than demand for units in any of the other ITC schemes. Both have recently released additional phases. Recent releases in both have been more market-facing, i.e. greater selection of units including smaller more affordable villas, townhouses and flats. We envisage reasonable demand in both schemes to continue for the foreseeable future. Both have seen an increase in demand due to increased infrastructure works in the area, such as the construction of the new airport, and the general migration of commercial uses west towards the airport.

Secondary sales at all ITC schemes are limited as sellers are unwilling to reduce prices below those paid at the height of the market and buyers are unwilling to meet these unrealistic prices. In some cases secondary sales are affected by additional sales costs imposed on the seller by the developer, i.e. at The Wave the developer has imposed a fee of 2% of the original sales price to register a transfer of ownership.

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In general, off-plan sales are not as prevalent as they were 4-5 years ago due to the number of cancelled and delayed schemes in recent years. For off-plan sales to be successful a less onerous staged payment plan is required. Off-plan sales are likely to be substantially lower for a new scheme than for an additional phase at an existing development.

Numerous other ITC schemes are in the medium term development pipeline, the most notable is Alargan Towell’s 500,000 sq m Barka scheme. The development of this scheme is expected to have a nominal impact on the Omagine scheme. The main competition for the Omagine scheme is The Wave and Muscat Hills.

Sales prices at a new scheme will need to be competitive in the early phases to compete with The Wave and Muscat Hills, with prices increasing once the development is established.

We are of the opinion that for an ITC scheme to be successful it will need to be located within the central Muscat area, have good access, have all or most of the facilities available in the early phase of development and be affordable.

Analysis from ITC sales suggest Omanis are the greatest buyers of units, followed by other GCC nationals and Europeans, and Indians. The following table gives a full breakdown of sales at The Wave.

Nationality	Percentage of Total
Buyers

Omani	42%
GCC & Region	19%
UK & European	19%
Indian	11%
Other	9%

Omanis traditionally have purchased in ITC developments for investment purposes but there has been a shift in recent years with more Omanis opting to reside within the ITCs.

7.3. Tourism Market Overview

Oman has benefitted from a number of recent government initiatives to increase the number of tourist visitors to the country. Other than improvements to the general infrastructure such as airports and roads, the initiatives have included road shows to both developed and developing countries and advertising campaigns on global television channels such as BBC World News.

Oman has also benefitted from prolonged instability in other regional markets such as Egypt and Tunisia, and is regarded as a safer more stable option. Furthermore, Muscat has been recognised by a number of international travel organisations in recent years; Lonely Planet guide ranked Muscat as the second “must visit” place for 2012, second only to London, Muscat was named Capital of Arab Tourism for 2012 and National Geographic Magazine ranked Oman in its top 20 tourist destinations of 2012.

Oman Ministry of Tourism has also opened representative offices in key markets to showcase Oman and Omani events and tourism. A recent addition has been the opening of an office in Riyadh.

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The initiatives are part of the drive to increase the number of visitors to Oman to 12 million by 2020 from the 1,394,851 tourists in 2011 (Ministry of Tourism). The number of tourists in Oman for 2013 has been reported as 2,121,229 by the Ministry of Tourism, an increase of 2.8% on 2012 – the figures for 2014 are currently not available.

The National Centre for Statistics and Information (NCSI)) has stated the number of international passenger arrivals at Muscat International Airport at a record 3,789,716 for 2013, an increase of 9.4% on 2012 figures. Total passenger numbers including international and domestic arrivals and departures was 8,308,878 for 2013.

As can be seen from the graph below, the number of hotel guests recorded by the Ministry of National Economy – Directorate General of Economic Statistics has increased year-on-year over the last three years. It is likely this pattern will continue into the foreseeable future as more initiatives are implemented and more hotel accommodation comes on line. The latest recorded statistic for 2013 shows a total of 161,685 guests in 2013 up to the end of May, an increase of 8.1% on comparative figure of 149,539 guests in 2012.

Source: NCSI

Another key growth area has been the cruise ship sector. Muscat’s cruise ship arrivals increased to 230,000 in 2011, up from 44,000 in 2007. It is expected this number will exceed 300,000 by 2015.

As can be seen from the table on the following page, hotel revenue has also been rising. The increase in 2011 compared to 2010 was fairly nominal, this was due to the adverse publicity the wider Gulf region experienced from the Arab springs in neighbouring countries. Some hotels experienced significant falls in occupancy in the early part of 2011 which led many to reduce prices to attract guests.

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Source: NCSI

The World Economic Forum in their Travel and Competitiveness report (2013) ranked Oman 57th globally and 5th regionally with an estimated revenue of 812 million OMR (US$ 2.12 bn in 2012). They also predicted average annual growth of 5.2% over 2013-2022. Oman was ranked 68 in 2009 and 61 in 2011.

It is expected that the tourism industry will become one of the largest contributors to GDP by 2020. In 2011 tourism accounted for 2.6% (Oman Ministry of Tourism) of GDP and the World Travel & Tourism Council (WTTC) expects the direct contribution of the industry to grow by 5.4% per annum to 3.3% of GDP by 2021, assuming constant prices and exchange rates. The overall contribution to the economy by tourism-related activity is expected to increase from 6.8% of GDP in 2011 to 7.7% of GDP by 2021.

7.3.1.	Hotel Market Overview

The Muscat hotel market is dominated by a handful of international four and five star operators; the Intercontinental, Crowne Plaza, Grand Hyatt, Radisson Blu and Park Inn. The total four and five star offering within the wider Muscat region is included within the table on the following page.

HOTEL	STAR RATING	ROOMS & SUITES
The Chedi (resort)	5	158
Ritz Carlton (resort)	5	250
Shangri La (resort) – Al Waha	5	262
Shangri La (resort) – Al Bandar	5	198
Shangri La (resort) – Al Husn	5	170
Intercontinental	5	258
Grand Hyatt	5	280
Radisson Blu	4	153
Park Inn	4	119
Crowne Plaza	4	205

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HOTEL	STAR RATING	ROOMS & SUITES
Al Falaj Hotel	4	140
Al Maha International Hotel	4	70
Golden Tulip Seeb	4	177
Hotel Al Madinah Holiday	4	107
Hotel Muscat Holiday	4	123
Majan Continental Hotel	4	159
Qurum Beach Resort	4	7
Ramada	4	86
Ramee Guestline	4	90
Sifawy Hotel	4	55
City Seasons	4	269
Best Western	4	206
Holiday Inn	4	185
	TOTALS
	Total Five Star	1,576
	Total Four Star	2,151

There have been a number of recent additions to the Omani hotel market, the most recent being the 185 key Holiday Inn in Al Seeb (February 2014). There are numerous proposed hotels in the development pipeline, many of which were conceived at the height of the market and have not yet commenced. Many are unlikely to be built within the next 3 years, if at all.

Hotels reported to be completed within the next 2-3 years include the following:

•	The new 300 key Millennium Group hotel, Tilal Complex, Al Khuwair (5 star)

•	The refurbished 230 key Sheraton hotel in Ruwi (5 star)

•	The new 300 key Kempinski hotel at The Wave (5 star)

•	The new 190 key Village Plaza Hotel, The Wave (4 star)

•	The new 240 key Aziaba Hotel, Airport Heights (expected to be 4 star)

•	The new 245 key Sundus Rotana, Airport Heights (4 star)

•	The new 318 key Jumeirah hotels at Saraya Bandar Jisah (2 x 5 star)

The Sheraton Hotel is expected to be open within the near future following a protracted refurbishment programme and a recent tie up with UAE based Tawasel International Trading Company. However, it’s star rating is yet to be confirmed as the standard room sizes no longer meet the requirements for a five star hotel, although the facilities do.

Work on the Kempinski has been delayed but started late 2013 and is due to be completed by late 2015.

The five star market is limited to international operators whilst the four star market is primarily international with a number of regional operators such as City Seasons.

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At present the number of international 4 and 5 star rated hotels without beach frontage is limited to the Park Inn, Radisson Blu, Best Western, Holiday Inn and Golden Tulip, all of which are 4 star. The only 5 star rated hotel inland is the Sheraton in Ruwi which is currently being refurbished, although as previously mentioned there is a question mark over the hotel’s rating due to room sizes.

Occupancy rates for internationally branded hotels vary but generally average over 60%. NCSI state the overall occupancy of the 4 star market for 2013 to be 56.7%, and 60.6% for the 5 star market. However, the better branded and located hotels achieve occupancy rates in excess of 75%.

Average daily room rates (ADR) vary, depending on the type of hotel. The weighted ADRs of some of the key hotels in the Muscat area are included in the table on the following page:

HOTEL	RATING	WEIGHTED ADR
Park Inn	4 star	83 OMR
Best Western	4 star	68 OMR
City Seasons	4 star	56 OMR
Radisson Blu	4 Star	89 OMR
Crowne Plaza	4 Star	93 OMR
Grand Hyatt	5 star	110 OMR
Intercontinental	5 star	113 OMR
Source: Tripadvisor / DTZ

The weighted ADRs of some comparable hotels / resorts in the wider Muscat area are included in the table below:

HOTEL	RATING	WEIGHTED ADR
Al Bustan Palace (Ritz Carlton)	5 star	193 OMR
Al Waha, Shangri-La	5 Star	145 OMR
Al Bandar, Shangri-La	5 Star	181 OMR
The Chedi	5 star	250 OMR
Source: Tripadvisor / DTZ

Alcohol is a key driver in the hotel industry in Muscat and many of the large hotels derive a high level of income from food and beverage sales. Hotels that do not sell alcohol such as the Ramada and the Platinum experience lower occupancy rates and revenue. Furthermore, an international operator is unlikely to consider the proposed development without the ability to sell alcohol.

There is a large drive to increase the number of hotel rooms within Oman to accommodate the government’s target of 12 million tourists by 2020 – at present the number of hotel rooms is significantly below that required.

We envisage demand for hotel accommodation increasing for the foreseeable future. However, we are of the opinion that an international operator should be secured prior to starting work on the development.

7.3.2.	Retail Market Overview

The Omani retail landscape is relatively undeveloped in comparison to neighbouring GCC countries with few modern large retail malls. The main reason being the small population and the low population to land ratio, i.e. 13 people per square kilometre. This is much lower than those found in neighbouring established markets in states such as the UAE. However, the Omani population is growing and becoming increasingly affluent resulting in one of the most rapidly evolving retail markets in the Gulf.

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Oman has been on the international retail brand radar for a few years and the number of brands debuting in Oman has increased in recent years. Global and regional brands such as Matalan, Redtag, Tim Hortons, Sharaf DG and Gymboree have opened stores in the Sultanate in the past 12-24 months. Many of these new brands have taken space in the recently completed Muscat Grand Mall.

The existing established malls such as Qurum City Centre, Muscat City Centre, Markaz Al Bahja and Muscat Grand Mall are popular with both Omani nationals and the expatriate community. Demand for units within these malls is good, in particular the two City Centre schemes both of which are practically 100% occupied.

Other malls within the wider area include Sabco Centre (Qurum), Al Araimi (Qurum), Zakher Mall (Al Khuwair), Al Masa Mall (Shatti Al Qurum), Bareeq Al Shatti (Shatti Al Qurum), Jawaharat Al Shatti (Shatti Al Qurum) and Oasis by the Sea (Shatti Al Qurum). Despite some of these being quite dated they still have some global brands and are popular. Oasis by the Sea and Jawaharat Al Shatti are generally food and beverage malls comprising both local and global brands.

The most recent large scale addition to the retail mall landscape has been the 36,000 sq m (net) Muscat Grand Mall at the Tilal Complex in Bausher, situated opposite the subject mall. It was partially opened the 1st of March 2012 with Carrefour Convenience being the only anchor tenant of note. Occupancy at the time of the formal opening in mid 2012, we understand, was in the region of 36%. We now understand it is practically 100% let. We are advised a significant number of the units have been let on a turnover basis.

We understand Muscat Grand Mall signed a franchise agreement with Azadea Group Holding to franchise their brands in Oman. Azadea Group Holding has various franchises in the MENA region including Mango, Gap, Zara and Gymboree, some of which made their Oman debut in Muscat Grand Mall. We understand plans are in place for an extension to the mall.

Opera Galleria (6,500 sq m gross), situated at the Royal Opera House Muscat, Shatti Al Qurum, is another recently completed mall, opened on 26 November 2012, but it is not comparable to the larger malls. It is a high end retail boutique mall with approximately 50 outlets. We understand about 70% of the units have been let. Tenants include Patek Philippe, Bulgari, Jean D’Arcel, and Richoux.

The 77,828 sq m (gross floor area) mall adjacent to the Lulu Hypermarket in Bausher is expected to be completed this year. Details of tenants have not yet been released but it encompasses the existing Lulu hypermarket.

There are also a number of retail mall schemes in the development pipeline. The ones that will most likely be completed are:

•	Majid Al Futtaim’s Mall of Oman (Bausher)

•	Al-Futtaim’s Oman Convention and Exhibition Centre Mall (anchored by Ikea)(Airport Heights)

•	Al Jarwani Group’s Downtown Muscat Mall (Mabella (South Batinah)

Supply is expected to exceed demand should the various malls within the development pipeline be constructed. However, well designed, managed and located malls with good anchors will continue to attract both shoppers and tenants. The older developments, that are poorly laid out and lack major anchor tenants, such as Sabco Centre, will see a reduction in both footfall and tenant demand, negatively impacting rental revenue. New poorly designed malls and malls being developed by companies without good international retail brands within their portfolio to take space will face similar challenges as older style developments. In the current market it is essential for a mall developer to have attractive in-house retail brands to occupy space or have a major anchor, such as a hypermarket or a large global brand new to Muscat, such as Ikea.

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Over the medium to long term, demand for retail space should expand through both population growth and increasing affluence; the population has grown significantly since the year 2000 and Oman has averaged a GDP growth of 4.9% per annum over the years 2000 to 2012 (source: World Bank).

Rental levels vary within malls, dependent on size of unit, location and operator, i.e. McDonald’s would typically pay less than a local food retailer as it creates footfall. Many are also now agreed on a turnover basis. General market rents for good modern malls are in the region of the following:

•	Anchor tenant such as a hypermarket operator – 3.5-5 OMR per sq m per month

•	Junior anchor tenants - 10-15 OMR per sq m per month

•	General units - 18-25 OMR per sq m per month.

Overall average rent for the key malls in Oman is approximately 15 OMR per sq m per month. Rents at the Opera Galleria are in the region of OMR 30-40 per sq m per month.

The key shopping malls situated within the wider Muscat region include the following:

Muscat City Centre

Location	As Sultan Qaboos Street, Seeb
Opened	October 2001, expanded in 2007
Floors	2
Gross Area	155,400 sq m
Net Area	60,484 sq m (initially 33,036 sq m but expanded early 2007)
No. of Outlets	147
Parking	2,250 spaces
Major Outlets	Carrefour Hypermarket (13,936 sq m)
Home Centre (5,791 sq m)
Centrepoint (4,599 sq m)
Marks and Spencer (1,900 sq m)
E-max (2,789 sq m)
Max (2,775 sq m)
Zara & Zara Home (2,014 sq m)
Magic Planet (1,561 sq m)
Toys R Us (1,368 sq m)
Dining	18 cafes and restaurants

Qurum City Centre

Location	Qurum
Opened	October 2008
Floors	2 (ground floor is limited)
Gross Area	42,000 sq m
Net Area	20,600 sq m
No. of Outlets	75
Parking	1,100 spaces
Major Outlets	Carrefour Hypermarket (12,552 sq m)
H&M (771 sq m)
Mango (408 sq m)
Borders (242 sq m)
Dining	11 cafes and restaurants

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Muscat Grand Mall

Location	Al Khuwair / Bausher
Opened	March 2012
Floors	2
Gross Area	62,000 sq m
Net Area	36,000 sq m
No. of Outlets	148
Parking	2,000 spaces (71,379 sq m)
Major Outlets	Carrefour Convenience
Sharaf DG
Homes R Us
Daiso
City Cinema
Dining	Current offering is limited but a number of international brands are present including Tim Hortons and McDonalds

Markaz Al Bahja

Location	Seeb
Opened	November 2002
Floors	3
Gross Area	34,396 sq m
Net Area	20,000 sq m
No. of Outlets	80
Parking	1,200 spaces
Major Outlets	ID Design (3,000 sq m)
Al Fair (2,000 sq m)
Matalan (2,200 sq m)
Redtag (1,700 sq m)
Dining	Various

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8.	INVESTIGATIONS AND ENQUIRIES

8.1. Transparency

The Middle East and North Africa (MENA) region incorporates 14 regional real estate markets including Oman. While markets around the World are improving their real estate transparency the average score across the MENA region remains lower than in other regions including Asia Pacific, Americas, and Europe in the Global Real Estate Transparency Index (GRETI) 2014.

Oman is ranked 80th out of 102 and is classified as within the ‘low transparency tier’ (Tier 4) of the MENA real estate market, which is fourth least transparent market out of five. It has fallen by 6 places since 2012 but this is partly mitigated by the expansion of entrants to 102 from 97.

For comparison purposes Dubai, Abu Dhabi and Bahrain are classified as ‘semi-transparent tier’ (Tier 3) and Sudan, Syria and Algeria are classified as ‘opaque (incomprehensible) tier’ (Tier 5). There are no MENA real estate markets classified as ‘transparent tier’ (Tier 2) or ‘highly transparent tier’ (Tier 1), which contains the United States and the United Kingdom. Markets benefitting from improved transparency and greater openness of transactional information tend to be those easier to conduct business within.

Less transparent markets tend to be characterised by increased risk and greater uncertainty, lower sales activity, lower foreign participation and higher volatility of market cycles. The financial markets have seen significant turbulence over the last year or so resulting in severe liquidity shortages. The turmoil in the credit markets had an immediate effect on the real estate market resulting in some transactions failing and/or prices being renegotiated downwards. This has caused a reduction in the volume of transactions with activity below the levels of recent years. There is greater volatility in the evidence generated by comparable transactions and in these circumstances there is a greater degree of uncertainty than that which exists in a more active and stronger market in forming an opinion of the realisation prices of property assets.

8.2. Environmental Matters

We have not made any investigations in relation to the presence or potential presence of contamination in land forming the subject property. We have considered the information provided and made an assumption that if investigations were made to an appropriate extent, then nothing would be discovered sufficient to affect value. We have not carried out any investigation into past use, either of the properties or any adjacent lands, to establish whether there is any potential for contamination from such uses or sites and have, therefore, made an assumption that none exist. Based on the foregoing assumption, we have not made any allowance in the valuation for any effect in respect of actual or potential contamination of land.

In practice, purchasers in the property market do not typically make assumptions about contamination and a purchaser of the property may require appropriate investigations to be made so as to assess any risk before completing a transaction.

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8.3. Ground Conditions

We have made the assumption that ground conditions are suitable for any proposed future development of the property.

Since our normal enquiries did not suggest there are likely to be archaeological remains present in or on the property, we have assumed no abnormal constraints or costs would be imposed by the need to investigate or preserve historic features.

8.4. Planning

The property is designated for ITC use and we assume the required planning consents are in place in accordance with the Development Agreement.

8.5. Services

We assume all utility services are available at the boundary of the property and are sufficient for the proposed use.

8.6. Highways and Infrastructure

From our knowledge of the area, we are not aware of any proposed road schemes which might adversely affect the property although we have not made any specific enquiries in this regard.

The proposed Al Batinah Expressway (extension of the existing expressway) should benefit the general area and reduce travel time to the UAE border.

Additionally we understand there are plans to widen 18th November Street which will benefit the property, however an implementation date has not been released.

The new Muscat International Airport development project is the largest project to have ever been undertaken in Oman. The design is based on an initial capacity of 12 million annual passengers and has a net floor area of 340,000 sq m.

The existing airport which was designed back in 1973 has reached its maximum capacity and the design of the new airport aims to meet the nation's passenger growth numbers targeted by the Ministry of Tourism.

The new facilities and features of the airport include:

•	a state of the art Passenger Terminal Building

•	28 contact gates

•	two runways capable of accommodation the A380 aeroplane

•	a 97 meter high Air Traffic Control Tower

•	more than 7,000 parking spaces

•	dual 3 lanes access road and impressive landscaping along the access and at the entrance to the airport and new Passenger Terminal Building

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•	70 ancillary buildings including workshops, a fuel farm and data centres

•	30 remote stands, multi-level parking facilities and a highway to the airport

The airport has been designed with expansion in mind. The expansion has been phased out to accommodate 24 million passengers annually, followed by 36 million and at the final stage, the capacity will reach 48 million passengers a year.

We are not aware of the subject property being under a flight path but this should be confirmed with the airport authority.

8.7. Tenure

Where Certificate of Titles have been made available, we have reflected its contents in our valuation(s). Save as disclosed either in any such Certificate of Title or as referred to in our Valuation Report, we have made the assumption that there is good and marketable title and the property is free from rights of way or easements, restrictive covenants, disputes or onerous or unusual outgoings. We have also made the assumption that the property is free from mortgages, charges or other encumbrances.

Where a Valuation Report contains site plans these are based on extracts of the Ordnance Survey or other maps showing, for identification purposes only, our understanding of the extent of title based on site inspections or copy title plans supplied to us. If verification of the accuracy of these plans is required the matter must be referred by you to your solicitors.

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9.	VALUATION APPROACH, METHODOLOGY AND ASSUMPTIONS

In our assessment of market value, we have had consideration of the various recognised valuation methodologies appropriate for the assessment of a substantial vacant parcel of land with Integrated Tourism Complex consent including the residual and Market Approach (also known as the direct comparison method) methods of valuation.

The Market Approach method involves the analysis of transactions relating to direct comparables where available and is deemed an appropriate approach to adopt in making an assessment of market value of vacant land. The residual approach relies on assumptions made regarding the different variables of costs, revenues, finance and timeframe particularly when the land has an outline scheme and development agreement in place.

With limited sales of large parcels of land with ITC consent, we consider the residual method of valuation based upon the proposed development scheme as detail herein to be the most appropriate.

The residual method of valuation considers the market value from a developer’s/investor’s or market participant’s perspective and allows for the individual elements of a development to be explicitly modelled so as to reflect for example, sales price growth which, in a major principally residential development such as this, would expect to grow at a higher level than standard price growth in the early years as the development gains traction and popularity in the market.

The residual method reflects the expectations of market participants of the value of the property when complete also referred to as the Gross Development Value (GDV), derived through the use of direct comparison approach, less deductions for the costs required to complete the project and appropriate adjustments for profit and risk. The resultant figure is the residual land value as at the date of valuation, reflecting the price a purchaser would theoretically be willing to pay in order to build out the proposed scheme and take their required return / profit margin. The residual valuation reflects all key assumptions and market conditions as at date of valuation and has been based upon development guidelines as provided and detailed herein supplied by the client.

The GDV reflects the proposed specification for the schemes, and reflects location and assumed high standard of construction. We have conducted our own research and analysis in order to find comparable evidence to benchmark the subject schemes against, which takes into account market conditions as at date of valuation.

The associated costs of development are deducted from the GDV; these include:

•	Construction costs to complete
•	Professional fees
•	Contingency
•	Finance costs
•	Developer's profit / return requirements
•	Promotion and marketing

The developers profit and risk is reflected through an assessed Internal Rate of Return (IRR) and represents a potential investor’s target rate of return or profit margin for developing the proposed scheme. We have had reference to market investigations, discussions with real estate investors and further DTZ assignments of similar opportunities throughout the region when adopting an appropriate IRR.

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We have assumed in arriving at our opinion of value that the proposed development is completed in accordance with the master plan to a high specification.

It should be noted that this valuation method is extremely sensitive to small changes in the variables such as sales prices, build costs, rates of return, timing of costs and revenues. If any of these assumptions proves incorrect, it could impact on the value reported.

9.1. Construction Costs

Our build cost data has been provided by Omagine LLC. The cost adopted is the mean of the two costs provided by Majan Engineering Consultants and Consolidated Contractors Company – see Appendix 5. We believe these costs to be reasonable and reflective of the market.

In addition to the build costs we have allowed for professional fees of 14%, construction contingency of 5%, sales agency fees of 0.5%, letting agency fees of 8%, marketing costs of OMR 900,000 and land purchase cost of OMR 25 per square metre at disposal.

A breakdown of the construction cost is included in the table below:

Element	Cost (OMR) (exchange rate of US$ = OMR 0.385)

Residential Units	613 per sq m

Retail Space	719.89 per sq m

Office Space	530.19 per sq m

Hotels	1,157.32 per sq m

Serviced Chalets	663.60 per sq m

Serviced Apartments	663.60 per sq m

Movie Theatre	719.89 per sq m

Amphitheatre	719.89 per sq m

Pearls	43,034,364

Attractions/Exhibition Space	2,718.74 per sq m

Parking	2,850,132

Infrastructure	13,513,772

Marine Works	19,077,771

Landscaping	5,974,883

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Note: it should be noted that we assumed the build cost provided for the leisure element to retail, movie theatre and amphitheatre.

9.2. Residential Sales Prices

Sales prices have been taken from sales achieved at other ITC developments in Oman and adjusted to reflect both the location of the subject property, the higher specification and the status of the development (i.e. not yet commenced). Sales prices would tend to be discounted for the initial release of properties in order to get the construction going with growth in these prices being achieved once construction is well under way. Generally, once a development is underway and potential buyers can see the finished product, demand will increase thereby allowing prices to be inflated provided of course that the entry pricing is correct.

The pricing adopted for the residential elements is set out in the table below. The prices adopted reflect the assumption that these units will be finished to a significantly higher specification than units within comparable ITC schemes.

	Gross Unit Size	Gross Unit Size		Price Per
Unit Type	(sq m)	(sq m)	Price per sq m (OMR)	Unit (OMR)
Oceanfront Villas	1,000	1,000	1,500	1,500,000
Oceanfront Villas	840	840	1,500	1,260,000
Ocean View Villas	700	700	1,200	840,000
Ocean View Villas	580	580	1,300	754,000
Wadi Park Villas	525	525	1,000	525,000
Wadi Park Villas	476	476	1,000	476,000
Ocean View Townhouse	300	300	1,200	360,000
Wadi Park Townhouse	300	300	1,000	300,000
4BR Oceanfront Apartment	250	250	1,300	260,000
4BR Ocean View Apartment	250	250	1,200	240,000
4BR Wadi Park Apartment	250	250	1,050	210,000
3BR Ocean View Apartment	230	230	1,250	230,000
3BR Wadi Park Apartment	230	230	1,100	202,400
2BR Oceanfront Apartment	200	160	1,350	216,000
2BR Ocean View Apartment	200	160	1,250	200,000
2BR Wadi Park Apartment	200	160	1,100	176,000
1BR Ocean View Apartment	170	136	1,250	170,000
1BR Wadi Park Apartment	170	136	1,150	156,400

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Our assumptions on sales price growth are set out below:

Year	Growth Rate
2015	4%
2016	4%
2017	4%
2018	8%

Year	Growth Rate
2019	14%
2020	8%
2021	8%
2022-into perpetuity	4%

The base data has been sourced from Oxford Economics.

9.3. Timing

We have allowed a period of 18 months for the finalisation of plans/permits and contractor selection/mobilisation. We have then allowed a period of 24 months for the development of each residential phase, staggered by 12 months, i.e. each phase starts 12 months from the start of the preceding phase. Post construction sales periods vary between 10 and 12 months.

All commercial elements are assumed to be developed in phase 1 with the exception of the Pearls and the Pearl retail element, which is assumed to be developed in year 4 to be completed by year 5 in accordance with the Development Agreement.

A holding period of 3 years is assumed for the commercial element for the hospitality elements to achieve stabilisation prior to exit.

We have based the timing of the residential development on the quantum of sales being achieved at other ITC schemes in Oman. Over the past few years, development at competing schemes has been fairly subdued but we have based our opinions on sales achieved at The Wave. Over the period 2012 and 2013, sales at The Wave averaged around 250 units per annum. Sales are anticipated to pick up going forwards, projected at over 300 for 2014 and then around 400 units per annum from 2015 onwards. We have adopted an average sales rate of approximately 211 units per annum over a 123 month development period (7 phases).

Our calculations allow for varying percentages of off-plan sales for the different unit types, varying from 0 to 11% in phase one and ramping up to as high as 27% for some of the multi unit elements in phase 7.

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9.4. Commercial Property

The development includes elements of retail/restaurants, a shopping mall as well as local community facilities including children’s play areas, mosque, etc.

The development also includes three Hotels providing a total of 840 keys; 1 x 5 star and 2 x 4 star. It also includes 600 one and two bedroom serviced chalets and 724 studio, one and two bedroom serviced apartments. Our main assumptions for the commercial elements are set out in the table below:

		Initial Rent
		Free	Market Rent
	Net Area	Period	per sq m per	Stabilisation	Void Costs	% non	Capitalisation
	(sq m)	(months)	annum (OMR)	Occupancy	(OMR per sq m)	recoverables	Yield
Office Space	39,497.8	3	144	83%	15	10%	10%

Retail Mall	4,303	6	480	95%	20	20%	8.5%

General Retail	4,985	6	300	95%	20	20%	9.00%

Amphitheatre	700	n/a	36	n/a	20	n/a	11%

Movie Theatre	2500	n/a	36	n/a	20	n/a	9%

Pearl Retail	5,250	6	300	95%	20	20%	9%

Our main assumptions for the hospitality element are set out in the table below:

				Additional
			F&B Revenue	Revenue as %		Room	All Other
		ADR	as % of Room	of Room	Stabilisation	Revenue	Revenue	Capitalisation
	Keys	(OMR)	Revenue	Revenue	Occupancy	Costs	Costs	Yield
Hotel 1	280	185	50%	20%	75% (year 3)	65%	65%	7%
Hotel 2	280	125	40%	20%	75% (year 3)	65%	65%	7%
Hotel 3	280	125	40%	20%	75% (year 3)	65%	65%	7%
1 Bed Serviced Chalets	300	135	50%	15%	75% (year 3)	30%	50%	7%
2 Bed Serviced Chalets	300	150	50%	15%	75% (year 3)	30%	50%	7%
Studio Serviced Apartments	81	50	n/a	n/a	80% (year 3)	20%	n/a	8%
1 Bed Serviced Apartments	300	60	n/a	n/a	80% (year 3)	20%	n/a	8%
2 Bed Serviced Apartments	343	80	n/a	n/a	80% (year 3)	20%	n/a	8%

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Our assumptions on rental / revenue growth are set out below. Inflation has been adopted at a rate of 2% into perpetuity:

Element	Growth Rate

Hospitality	3% into perpetuity

Office	2% into perpetuity

Retail	2% into perpetuity

9.5. Target Internal Rate of Return (IRR)

The IRR reflects the optimism or pessimism applied to all of the other inputs and has to be sufficient to allow for unforeseen delays, changes in construction costs, sales prices which fall short of projected figures, units sold not achieving sales figures projected or a combination of these. The IRR also has to cover the risk inherent within the commercial element of the development including room rates and projected occupancy not being achieved, the covenant of the operator/tenant not being considered prime and the shopping centre not getting the anticipated tenant line up or projected rental levels.

The IRR adopted is an ungeared return over the life of the development. For the purposes of our calculations we have adopted an IRR of 15% which we consider fairly reflects the risk inherent within this residual appraisal.

Additional assumptions are included in the table below:

Item	Assumption
Project start date	January 2015
Finance Rate	7% per annum
Debt:equity Ratio	60:40% (Draw down preference for debt to equity is 1 for equity and 2 for debt)
Total GDV	OMR 2,062,609,863
Revenue Over Holding Period	OMR 23,090,691
Total Construction Cost	OMR 840,567,659
Professional Fees	OMR 98,143,712
Letting Agency Fees	OMR 804,328
Sales Agency Costs	OMR 10,241,141
Finance Costs	OMR 48,944,348
Total Development Costs	OMR1,445,199,204
Developer’s Profit	OMR 841,691,275 (58.24% of costs)

9.6. Financial Model Findings

From reference to the provided information, assumptions, independent opinion as to revenue generation and market conditions, we have drawn the following conclusion from the residual valuation model:

Key Findings from Financial Model

Assessed Market Value	OMR 385,546,000 say OMR 385,000,000

Assessed rate	OMR 385 per sq m over land area

Please refer to Appendix 8 for financial model summary

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10. VALUATION CERTIFICATION

We are of the opinion that the total Market Value of the Usufruct interest of the subject property as described herein based upon the residual method, as at 15 January 2015, subject to the assumptions and comments in this Valuation Report and the Appendices is:-

Market Value

OMR 385,000,000

(Three Hundred and Eighty Five Million Omani Rials)

/s/ Rashpal Heer

Rashpal Heer

Associate Director - Valuation

/s/ Antony Schober

Antony Schober AAPI CPV

Director

Head of Valuation UAE

Please note – Our valuation has been based on information provided to us by the client and relevant valuation assumptions. This information is set out in the body of this report. DTZ has not verified all of this information and our valuation is on the basis that the information provided to us is correct. If any of the information provided is altered or incorrect, DTZ reserve the right to amend our valuation accordingly.

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11. DISCLOSURE AND CONFIDENTIALITY

The contents of this Valuation Report and Appendices are confidential to the party to whom they are addressed for the specific purpose to which they refer and are for their use only. Consequently, and in accordance with current practice, no responsibility is accepted to any other party in respect of the whole or any part of their contents. Before this Valuation Report, or any part thereof, is reproduced or referred to, in any document, circular or statement, and before its contents, or any part thereof, are disclosed orally or otherwise to a third party, except by the party to whom this is addressed, the valuer's written approval as to the form and context of such publication or disclosure must first be obtained. Such publication or disclosure will not be permitted unless, where relevant, it incorporates adequate reference to the Special Assumptions and/or Departures from the RICS Valuation Standards referred to herein. For the avoidance of doubt, such approval is required whether or not DTZ International Limited is referred to by name and whether or not the contents of our Report are combined with others.

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Appendix 1 - Definitions of the bases of valuation

The Property has been valued in accordance with the relevant parts of the current RICS Professional Standards January 2014 (the “Red Book”). In particular, the bases of valuation are as follows:

Market Value

We have assessed Market Value in accordance with International Valuation Standards 29 Under these provisions, the term “Market Value” means “the estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm's-length transaction after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion”.

In undertaking our valuation on the basis of Market Value we have applied the conceptual framework which has been settled by the International Valuation Standards Committee (IVSC). The conceptual framework is included in IVS 30 and is reproduced below:-

(a) “the estimated amount” refers to a price expressed in terms of money payable for the asset in an arm’s length market transaction. Market value is the most probable price reasonably obtainable in the market on the valuation date in keeping with the market value definition. It is the best price reasonably obtainable by the seller and the most advantageous price reasonably obtainable by the buyer. This estimate specifically excludes an estimated price inflated or deflated by special terms or circumstances such as atypical financing, sale and leaseback arrangements, special considerations or concessions granted by anyone associated with the sale, or any element of special value;

(b)'an asset should exchange ...' Refers to the fact an asset should exchange” refers to the fact that the value of an asset is an estimated amount rather than a predetermined amount or actual sale price. It is the price in a transaction that meets all the elements of the market value definition at the valuation date;

(c) “on the valuation date” requires that the value is time-specific as of a given date. Because markets and market conditions may change, the estimated value may be incorrect or inappropriate at another time. The valuation amount will reflect the market state and circumstances as at the valuation date, not those at any other date;

(d) '”between a willing buyer” refers to one who is motivated, but not compelled to buy. This buyer is neither over eager nor determined to buy at any price. This buyer is also one who purchases in accordance with the realities of the current market and with current market expectations, rather than in relation to an imaginary or hypothetical market that cannot be demonstrated or anticipated to exist. The assumed buyer would not pay a higher price than the market requires. The present owner is included among those who constitute “the market”;

(e) “a willing seller “Is neither an is neither an over eager nor a forced seller prepared to sell at any price, nor one prepared to hold out for a price not considered reasonable in the current market. The willing seller is motivated to sell the asset at market terms for the best price attainable in the open market after proper marketing, whatever that price may be. The factual circumstances of the actual owner are not a part of this consideration because the willing seller is a hypothetical owner;

(f) “in an arm's-length transaction”' Is one between parties who do not have a particular or special relationship, eg parent and subsidiary companies or landlord and tenant, that may make the price level uncharacteristic of the market or inflated because of an element of special value. The market value transaction is presumed to be between unrelated parties, each acting independently;

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(g) “after proper marketing” means that the asset would be exposed to the market in the most appropriate manner to effect its disposal at the best price reasonably obtainable in accordance with the market value definition. The method of sale is deemed to be that most appropriate to obtain the best price in the market to which the seller has access. The length of exposure time is not a fixed period but will vary according to the type of asset and market conditions. The only criterion is that there must have been sufficient time to allow the asset to be brought to the attention of an adequate number of market participants. The exposure period occurs prior to the valuation date;

(h) where the parties had each acted knowledgeably, prudently ...' Presumes presumes that both the willing buyer and the willing seller are reasonably informed about the nature and characteristics of the asset, its actual and potential uses and the state of the market as of the valuation date. Each is further presumed to use that knowledge prudently to seek the price that is most favourable for their respective positions in the transaction. Prudence is assessed by referring to the state of the market at the valuation date, not with benefit of hindsight at some later date. For example, it is not necessarily imprudent for a seller to sell assets in a market with falling prices at a price that is lower than previous market levels. In such cases, as is true for other exchanges in markets with changing prices, the prudent buyer or seller will act in accordance with the best market information available at the time;

(i) and without compulsion' establishes that each party is motivated to undertake the transaction, but neither is forced or unduly coerced to complete it.

35.           Market Value is the estimated exchange price of an asset without regard to the seller’s costs of sale or the buyer’s costs of purchase and without adjustment for any taxes payable by either party as a direct result of the transaction.

Market Rent

We have assessed Market Rent in accordance with International Valuation Standards 230. Under these provisions the term “Market Rent” is the estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.

The commentary given for the similar definition of market value in the IVS Framework can be applied to assist in the interpretation of market rent. In particular, the estimated amount excludes a rent inflated or deflated by special terms, considerations or concessions. The “appropriate lease terms” are terms that would typically be agreed in the market for the type of property on the valuation date between market participants. A valuation of market rent should only be provided in conjunction with an indication of the principal lease terms that have been assumed.

The contract rent is the rent payable under the terms of an actual lease. It may be fixed for the duration of the lease or variable. The frequency and basis of calculating variations in the rent will be setout in the lease and must be identified and understood in order to establish the total benefits accruing to the lessor and the liability of the lessee.

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Taxation and costs

In no case have we made any adjustment to reflect any liability to taxation that may arise on disposal, nor for any costs associated with disposal incurred by the owner.

No allowance has been made to reflect any liability to repay any government or other grants, taxation allowance or lottery funding that may arise on disposal.

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Appendix 2 - Valuation terms conditions and assumptions

These are the terms, conditions and assumptions upon which our valuations and reports are normally prepared. They apply to the valuation(s) that are the subject of this instruction unless we have specifically mentioned otherwise in this Valuation Report. We have made certain Assumptions in relation to facts, conditions or situations affecting the subject of, or approach to, our valuations that we have not verified as part of the valuation process. In the event that any of these Assumptions prove to be incorrect then our valuation(s) should be reviewed.

1.	Title

We have not had access to the title deeds of the property. Where a Certificate of Title has been made available, we have reflected its contents in our valuation. Save as disclosed either in any such Certificate of Title or as referred to in our Report, we have made an Assumption that there is good and marketable title and that the property is free from rights of way or easements, restrictive covenants, disputes or onerous or unusual outgoings. We have also made an Assumption that the property is free from mortgages, charges or other encumbrances.

2.	Condition of structure and services, deleterious materials, plant and machinery and goodwill

Due regard has been paid to the apparent state of repair and condition of the property, but a condition survey has not been undertaken, nor have woodwork or other parts of the structure which are covered, unexposed or inaccessible, been inspected. Therefore, we are unable to report that the property is structurally sound or is free from any defects. We have made an Assumption the property is free from any rot, infestation, adverse toxic chemical treatments, and structural or design defects other than such as may be mentioned in the body of our Report and the appendices.

We have not arranged for investigations to be made to determine whether high alumina cement concrete, calcium chloride additive or any other deleterious material have been used in the construction or any alterations, and therefore we cannot confirm that the property is free from risk in this regard. For the purposes of this valuation, we have made an Assumption that any such investigation would not reveal the presence of such materials in any adverse condition.

No mining, geological or other investigations have been undertaken to certify that the site is free from any defect as to foundations. Where relevant, we have made an Assumption that the load bearing qualities of the site of the property are sufficient to support the buildings constructed, or to be constructed thereon. We have also made an Assumption that there are no abnormal ground conditions, nor archaeological remains present, which might adversely affect the present or future occupation, development or value of the property.

No tests have been carried out as to electrical, electronic, heating, plant and machinery equipment or any other services nor have the drains been tested. However, we have made an Assumption that all services are functioning satisfactorily.

No allowance has been made in this valuation for any items of plant or machinery not forming part of the service installations of the building. We have specifically excluded all items of plant, machinery and equipment installed wholly or primarily in connection with any of the occupants’ businesses. We have also excluded furniture and furnishings, fixtures, fittings, vehicles, stock and loose tools. Further, no account has been taken in our valuation of any goodwill that may arise from the present occupation of the property.

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It is a condition of DTZ International Ltd Abu Dhabi or any related company, or any qualified employee, providing advice and opinions as to value, that the client and/or third parties (whether notified to us or not) accept that the valuation report will in no way relate to, or give warranties as to, the condition of the structure, foundations, soil and services.

3.	Statutory requirements and planning

Verbal or written enquiries have been made of the relevant planning authority in whose area the property lies as to the possibility of highway proposals, comprehensive development schemes and other ancillary planning matters that could affect property values. The results of our enquiries have been included within our Report where relevant.

Save as disclosed in a Certificate of Title or unless otherwise advised, we have made an Assumption that the building has been constructed in full compliance with valid town planning and building regulations approvals, that where necessary it has the benefit of a current Fire Certificate and that the property is not subject to any outstanding statutory notices as to its construction, use or occupation. Unless our enquiries have revealed to the contrary, we have made a further Assumption that the existing use of the property is duly authorised or established and that no adverse planning conditions or restrictions apply.

4.	Information

We have made an Assumption that the information that you and the applicant, and your/their respective professional advisers have supplied to us in respect of the property is both full and correct.

It follows that we have made an Assumption that details of all matters likely to affect value within your/their collective knowledge have been made available to us and that the information is up to date.

5.	Legal Issues

Legal issues, and in particular the interpretation of matters relating to title and leases, may have a significant bearing on the value of an interest in property. Where we have expressed an opinion upon legal issues affecting the valuation, then such opinion should be subject to verification by the client with a suitable qualified lawyer. In these circumstances, we accept no responsibility or liability for the true interpretation of the legal position of the client or other parties in respect of the valuation of the property.

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Appendix 3 – Title Documents (Krooki)

Schedule 1

Krooki; Mulkiya; Sea Area; Layout

Notwithstanding anything to the contrary contained anywhere else in this Development Agreement or in the Schedules to this Development Agreement, the Parties hereby agree that:

I.	the Krooki dated June 16, 2014 as defined in Clause 1 and shown below as Part A of this Schedule 1 is the Krooki for the Existing Land, and

II.	any diagrams, drawings, photographs or the like contained in any Schedule to this Development Agreement showing boundaries of the Existing Land different from the boundaries shown in the Krooki are indicative only and are hereby amended to represent and mean the boundaries of the Existing Land as definitively shown in the June 16, 2014 Krooki.

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Part A

Krooki dated June 16, 2014

Sultanate of Oman
Ministry of Housing

سلطنة عمان
وزارة الإسكان

الرقم المسلسل	01-05-012-01-1
الولاية	AL SEEB
رقم الخريطة	627-614
المدينة - القرية	AL MAWALEH NORTH

رسم مساحي لقطعة أرض

بيانات القطعة

PLOT NO :	1	1	القطعة
BLOCK :	PHASE 1	المرحلة ١	المربع
AREA :	1000000 SQ. M.	١٠٠٠٠٠٠ متر مربع	المساحة

[شروط البناء]

USE :	AL NOOR CITY MINISTRY OF TOURIST مدينة النور وزارة السياحة	الاستعمال
HT :		الارتفاع
FLOORS :		عدد الطوابق
B. AREA :		نسبة البناء
SETBACKS :		الارتدادات
FRONT :	BACK : الخلف	الأمام
SIDE :		الجانبي
PARKING :		موقف
CONDITIONS :		شروط أخرى

إعتماد خرائط الموقع العام من دائرة تخطيط مسقط
Site plan maps to be approved by the planning department
المخطط — التاريخ ٢٠١٤/٦/١٦

الموقع العام — 1: 40000

WGS 84 — الإسقاط

1: 20000

LINE		EASTING	NORTHING	DIST
1	2	628278.26	2614278.04	239.00
2	3	628136.47	2614085.18	271.32
3	4	627979.78	2613865.12	44.17
4	5	627935.89	2613862.44	193.37
5	6	627742.58	2613872.58	0.00
6	7	627742.58	2613872.56	61.75
7	8	627753.08	2613933.41	81.61
8	9	627673.58	2613951.38	109.05
9	10	627565.32	2613964.46	60.00
10	11	627555.25	2613905.31	109.48
11	12	627447.38	2613928.02	34.53
12	13	627465.61	2613952.69	136.14
13	14	627354.33	2614033.18	27.06
14	15	627338.57	2614011.19	376.51
15	16	627031.56	2614229.14	14.11
16	17	627029.24	2614243.06	18.83
17	18	627040.21	2614258.37	56.20
18	19	626995.34	2614290.53	18.86
19	20	626984.36	2614275.20	12.61
20	21	6269[illegible].63	2614273.74	150.01
21	22	626865.40	2614379.46	121.22
22	23	626793.38	2614476.97	169.37
23	24	626711.68	2614623.23	0.32
24	25	626711.37	2614625.52	633.96
25	26	627173.79	2615061.30	219.98
26	27	627357.32	2614943.14	75.83
27	1	627416.83	2614896.78	1050.58

AREA = 1000000 SQ.m

THE SEA
GULF OF OMAN
485
1640

CENTEROID: 627471.516,2614413.915

الملاحظات
OLD PAIN : 1-35-068-01-401
OLD P. NO : 1
OLD BLOCK : 74 SW

دائرة المساحة

ختم الدائرة

المساح		التوقيع	التاريخ
الرسام	ZAINAB	التوقيع	التاريخ 16/06/2014
المدقق		التوقيع	التاريخ
المدير	MUBARAK AL AMRI

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Part C

The Sea Area

The Parties hereby agree as follows:

The area constituting the Sea Area, in respect of which an Environmental Impact Assessment has beeneffected, will evolve and change shape as the Project is Developed and Reclaimed Land and Created Waterways come into existence.

The dimensions and location of the Sea Area are indicatively shown in the drawing below and the Ministry of Tourism (“MOT”) hereby agrees and consents to the final dimensions and location of the Sea Area, provided that, the Project Company receives the prior written Approval for such final dimensions and location from the Ministry of Environment and Climate Affairs within 12 Months after the Effective Date.

Subject always to this Development Agreement and the Law the Project Company shall have no claim or right of action against the MOT in the event that the Ministry of Environment and Climate Affairs does not Approve the dimensions and location of the Sea Area as contemplated by this Development Agreement as stated below in this Part C of Schedule 1.

The Sea Area at any time is never Reclaimed Land or Created Waterways and it will be that rectangular area of the Gulf of Oman indicatively shown below and which rectangle:

(i)	has a side (the “First Side”) that is co-existent with that line in the Gulf of Oman which is the high high water mark (“HHWM”) adjacent to theKrooki boundary line facing the Sea Area (the “Outer Boundary”), and

(ii)	has an opposite and parallel side (the “Second Side”) the coordinates of which are perpendicular to the First Side and subject to the approval of the Ministry of Environment and Climate Affairs, is one hundred thirty (130) meters in a north-easterly direction from the First Side, and

(iii)	is bounded on its other two sides by:

a)	a side (the “Third Side”) which is that line originating at the point that is the north-western boundary point of the Krooki and running perpendicular to and through the First Side up to that point where it intersects the Second Side, and

b)	a side (the “Fourth Side”) which is parallel to the Third Side and which Fourth Side is that line originating at the point that is the south-eastern boundary point of the Krooki and running perpendicular to and through the First Side up to that point where it intersects the Second Side.

The Sea Area on the Execution Date is indicated by the drawing below in Part C of this Schedule 1 and the Parties hereby agree that the “Sea Bed” means that part of the Project Area that at any time has the same coordinates as the Sea Area andwhich is under the Sea Area.

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The Sea Area

(All dimensions show are indicate only)

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Part D

Layout Plan:

Aerial Photograph and

Contour survey map

[Note: The Parties agree that this is an indicative Layout Plan only and shall at all times be subject to any Approvals which the Law requires from the relevant Government Authorities.]

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Appendix 4 – Usufruct Agreement

Sultanate of Oman
Muscat
Ministry of Tourism

سلطنـــــة عمـــــان
مسقط
وزارة السيـــــاحة

LAND HELD IN USUFRUCT CONTRACT
Designated to Integrated Tourism Complexes

عقد حق انتفاع بأرض
مخصصة للمجمعات السياحية المتكاملة

Contract No.:
Name of Project: Omagine Project
Governorate/State/District: Muscat
Name of Investment Company (Beneficiary): Omagine LLC

رقم العقـــــــد:
إسم المشــــروع:
المحافظة / الولاية/المنطقة:
اسم الشركة المستثمرة (المنتفع): أوماجن ش.م.م

USUFRUCT CONTRACT

THIS USUFRUCT CONTRACT ("Contract") is made and entered into on the___day of ____________2014, BETWEEN

عقد حق انتفاع

انه في يوم .الموافق .تم إبرام هذا العقد بين كل من:

THE Government of the Sultanate of Oman, represented in this Contract by the MINISTRY OF TOURISM Address: P.O. BOX 200, P.C. 115, Madinat Al-Sultan Qaboos, Sultanate of Oman, referred to hereinafter as (the "First Party"); and

حكومة سلطنة عمان تمثلها في توقيع هذا العقد وزارة السياحة، وعنوانها: ص. ب / 200 – ر . ب / 115 مدينة السلطان قابوس – سلطنة عمان. ويشار إليها فيما بعد بـ (الطرف الأول). و

Omagine LLC, a limited liability company registered under the laws of Oman and having commercial registration number 1080151. Address: PO Box 708, Madinat Al Sultan Qaboos, PC 115, Sultanate of Oman, Referred to hereinafter as the "Second Party"

شركة اوماجن ش.م.م المسجلة في سلطنة عمان وتحمل السجل التجاري رقم (1080151) وعنوانها: ص.ب. 708، مدينة السلطان قابوس، الرمز البريدي 115 – سلطنة عمان، ويمثلها في توقيع هذا العقد: () ويشار إليها فيما بعد بـ (الطرف الثاني).

Preamble

Whereas, the First Party owns the plot of land No. (1) in Block No. (74SW) located in Al Hail North, Governorate/State/District of Al Seeb, with a total area of (1000000 square meters) shown in the attached drawing referred to hereinafter (the "Land").

تمهيد

يمتلك الطرف الأول قطعة الأرض رقم (1) بمربع رقم (74 SW) الواقعة في شمال الحيل ولاية السيب والبالغة مساحتها مليون متر مربع (1000000م^{2}) والمبينة بالرسم المساحي المرفق ويشار إليها فيما بعد بـ (الأرض).

Whereas, the First Party has agreed to award the Second Party the rights of Usufruct over the Land in order to

وحيث أن الطرف الأول وافق على منح الطرف الثاني حق الانتفاع بالأرض للقيام بالأعمال (أ) المبينة في المخطط الشمولي للمشروع والموافق عليه من الطرف الأول حسب أحكام اتفاقية التطوير و(ب) اتفاقية التطوير.

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Appendix 5 – CONSTRUCTION COSTS

		MEAN ESTIMATE SUMMARY			MEAN
				CURRENCY:US$	CURRENCY:US$
		CONSTRUCTION	FIT OUT	TOTAL	TOTAL
					OMR (US$)
1	Off-Site Developments
1.1	Airport Welcome		$111,201	$111,201	$111,201
	Off-Site Developments Total		$111,201	$111,201	$111,201

2	Landmark Zone
2.1	Oman Pearl	$3,779,048	$12,000,000	$15,779,048	$15,779,048
2.2	Culture Pearl	$3,907,220	$12,000,000	$15,907,220	$15,907,220
2.3	Innovation Pearl	$3,862,220	$12,000,000	$15,862,220	$15,862,220
2.4	Energy Pearl	$3,777,040	$12,000,000	$15,777,040	$15,777,040
2.5	Sea Pearl	$3,750,680	$12,000,000	$15,750,680	$15,750,680
2.6	Earth Pearl	$3,750,680	$12,000,000	$15,750,680	$15,750,680
2.7	Sky Pearl	$4,950,680	$12,000,000	$16,950,680	$15,950,680
2.8	Attraction/Exhibition Space	$16,568,374	$39,925,000	$56,493,374	$56,493,374
2.9	Infrastructure	$4,616,736		$4,616,736	$4,616,736
2.10	Marine Works	$8,532,926		$8,532,926	$8,532,926
2.11	Landscaping	$2,672,389		$2,672,389	$2,672,389
	Landmark Total	$60,167,993	$123,925,000	$184,092,992	$184,092,992

3	Tourist and Cultural Zone
3.1	Resorts	$199,933,310	$31,004,784	$230,938,094	$230,938,094
3.2	Serviced Accommodations	$226,433,622	$13,351,517	$239,785,139	$239,785,139
3.3	Leisure Areas	$37,143,473		$37,143,473	$37,143,473
3.4	Office Tenant Space	$63,991,828		$63,991,828	$63,991,828
3.5	Lighting	$9,846,220		$9,846,220	$9,846,220
3.6	Parking	$95,335,582		$95,335,582	$95,335,582
3.7	Back of House Facilities	$6,468,102		$6,468,102	$6,468,102
3.8	Infrastructure	$63,484,245		$63,484,245	$63,484,245
3.9	Marine works	$44,720,754		$44,720,754	$44,720,754
3.10	Landscaping	$19,192,084		$19,192,084	$19,192,084
	Tourist and Cultural Total	$766,549,219	$44,356,301	$810,905,520	$810,905,520

4	Residential Zone
4.1	Residential	$923,933,823		$923,933,823	$923,933,823
4.2	Parting	$7,402,941		$7,402,941	$7,402,941
4.3	Infrastructure	$35,100,706		$35,100,706	$35,100,706
4.4	Marine works	$49,552,652		$49,552,652	$49,552,652
4.5	Landscaping	$15,519,177		$15,519,177	$15,519,177
	Residential Total	$1,031,509,299	$-	$1,031,509,299	$1,031,509,299

	Development Total	$1,858,226,510	$168,392,501	$2,026,619,012	$2,026,619,012

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Appendix 6 – ITC Location Map

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Appendix 7 – Appraisal Summary

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DTZ

Development Appraisal

Muscat

Report Date: January 12, 2015

Prepared by RH

APPRAISAL SUMMARY	DTZ

Summary Appraisal for Merged Phases 1 2 3 4 5 6 7 8 9

Currency in OMR

REVENUE
Sales Valuation	Units	m²	Rate m²	Unit Price	Gross Sales	Adjustment	Net Sales
‡ Villa - Oceanfront	2	2,000.00	1,500.00	1,500,000	3,000,000	245,424	3,245,424
‡ Villa - Oceanfront	2	1,680.00	1,500.00	1,260,000	2,520,000	206,156	2,726,156
‡ Villa - Ocean View	2	1,400.00	1,200.00	840,000	1,680,000	137,437	1,817,437
‡ Villa - Ocean View	4	2,320.00	1,300.00	754,000	3,016,000	378,208	3,394,208
‡ Villa - Wadi Park	18	9,450.00	1,000.00	525,000	9,450,000	1,251,330	10,701,330
‡ Villa - Wadi Park	18	8,568.00	1,000.00	476,000	8,568,000	1,134,540	9,702,540
‡ Townhouse - Ocean View	8	2,400.00	1,200.00	360,000	2,880,000	209,746	3,089,746
‡ Townhouse - Wadi Park	23	6,900.00	1,000.00	300,000	6,900,000	874,255	7,774,255
‡ Apartment - 4br Oceanfront	14	2,800.00	1,300.00	260,000	3,640,000	543,457	4,183,457
‡ Apartment - 4br Ocean View	16	3,200.00	1,200.00	240,000	3,840,000	556,754	4,396,754
‡ Apartment - 4br Wadi Park	29	5,800.00	1,050.00	210,000	6,090,000	890,617	6,980,617
‡ Apartment - 3br Ocean View	36	6,624.00	1,250.00	230,000	8,280,000	1,184,109	9,464,109
‡ Apartment - 3br Wadi Park	36	6,624.00	1,100.00	202,400	7,286,400	1,247,787	8,534,187
‡ Apartment - 2br Oceanfront	29	4,640.00	1,350.00	216,000	6,264,000	843,795	7,107,795
‡ Apartment - 2br Ocean View	29	4,640.00	1,250.00	200,000	5,800,000	781,292	6,581,292
‡ Apartment - 2br Wadi Park	29	4,640.00	1,100.00	176,000	5,104,000	687,537	5,791,537
‡ Apartment - 1br Ocean View	13	1,768.00	1,250.00	170,000	2,210,000	326,608	2,536,608
‡ Apartment - 1br Wadi Park	13	1,768.00	1,150.00	156,400	2,033,200	274,316	2,307,516
‡ Villa - Oceanfront	1	1,000.00	1,500.00	1,500,000	1,500,000	154,530	1,654,530
‡ Villa - Oceanfront	2	1,680.00	1,500.00	1,260,000	2,520,000	504,161	3,024,161
‡ Villa - Ocean View	2	1,400.00	1,200.00	840,000	1,680,000	176,107	1,856,107
‡ Villa - Ocean View	4	2,320.00	1,300.00	754,000	3,016,000	327,080	3,343,080
‡ Villa - Wadi Park	17	8,925.00	1,000.00	525,000	8,925,000	2,002,901	10,927,901
‡ Villa - Wadi Park	17	8,092.00	1,000.00	476,000	8,092,000	1,815,964	9,907,964
‡ Townhouse - Ocean View	7	2,100.00	1,200.00	360,000	2,520,000	287,059	2,807,059
‡ Townhouse - Wadi Park	23	6,900.00	1,000.00	300,000	6,900,000	1,501,166	8,401,166
‡ Apartment - 4br Oceanfront	11	2,200.00	1,300.00	260,000	2,860,000	617,462	3,477,462
‡ Apartment - 4br Ocean View	14	2,800.00	1,200.00	240,000	3,360,000	346,147	3,706,147
‡ Apartment - 4br Wadi Park	29	5,800.00	1,050.00	210,000	6,090,000	627,391	6,717,391
‡ Apartment - 3br Ocean View	36	6,624.00	1,250.00	230,000	8,280,000	853,005	9,133,005
‡ Apartment - 3br Wadi Park	36	6,624.00	1,100.00	202,400	7,286,400	1,850,425	9,136,825
‡ Apartment - 2br Oceanfront	29	4,640.00	1,350.00	216,000	6,264,000	1,298,859	7,562,859
‡ Apartment - 2br Ocean View	29	4,640.00	1,250.00	200,000	5,800,000	1,202,647	7,002,647
‡ Apartment - 2br Wadi Park	29	4,640.00	1,100.00	176,000	5,104,000	1,058,329	6,162,329
‡ Apartment - 1br Ocean View	13	1,768.00	1,250.00	170,000	2,210,000	504,742	2,714,742
‡ Apartment - 1br Wadi Park	13	1,768.00	1,150.00	156,400	2,033,200	415,711	2,448,911
‡ Villa - Oceanfront	1	1,000.00	1,500.00	1,500,000	1,500,000	253,489	1,753,489

APPRAISAL SUMMARY	DTZ

‡ Villa - Oceanfront	2	1,680.00	1,500.00	1,260,000	2,520,000	766,404	3,286,404
‡ Villa - Ocean View	2	1,400.00	1,200.00	840,000	1,680,000	290,226	1,970,226
‡ Villa - Ocean View	4	2,320.00	1,300.00	754,000	3,016,000	543,855	3,559,855
‡ Villa - Wadi Park	17	8,925.00	1,000.00	525,000	8,925,000	3,050,551	11,975,551
‡ Villa - Wadi Park	17	8,092.00	1,000.00	476,000	8,092,000	2,765,833	10,857,833
‡ Townhouse - Ocean View	7	2,100.00	1,200.00	360,000	2,520,000	483,337	3,003,337
‡ Townhouse - Wadi Park	23	6,900.00	1,000.00	300,000	6,900,000	2,367,142	9,267,142
‡ Apartment - 4br Oceanfront	11	2,200.00	1,300.00	260,000	2,860,000	943,911	3,803,911
‡ Apartment - 4br Ocean View	14	2,800.00	1,200.00	240,000	3,360,000	567,816	3,927,816
‡ Apartment - 4br Wadi Park	29	5,800.00	1,050.00	210,000	6,090,000	1,029,167	7,119,167
‡ Apartment - 3br Ocean View	36	6,624.00	1,250.00	230,000	8,280,000	1,399,262	9,679,262
‡ Apartment - 3br Wadi Park	36	6,624.00	1,100.00	202,400	7,286,400	2,618,361	9,904,761
‡ Apartment - 2br Oceanfront	29	4,640.00	1,350.00	216,000	6,264,000	2,005,366	8,269,366
‡ Apartment - 2br Ocean View	29	4,640.00	1,250.00	200,000	5,800,000	1,856,820	7,656,820
‡ Apartment - 2br Wadi Park	29	4,640.00	1,100.00	176,000	5,104,000	1,634,002	6,738,002
‡ Apartment - 1br Ocean View	13	1,768.00	1,250.00	170,000	2,210,000	766,522	2,976,522
‡ Apartment - 1br Wadi Park	13	1,768.00	1,150.00	156,400	2,033,200	644,101	2,677,301
‡ Villa - Oceanfront	1	1,000.00	1,500.00	1,500,000	1,500,000	445,662	1,945,662
‡ Villa - Oceanfront	1	840.00	1,500.00	1,260,000	1,260,000	374,356	1,634,356
‡ Villa - Ocean View	2	1,400.00	1,200.00	840,000	1,680,000	511,104	2,191,104
‡ Villa - Ocean View	3	1,740.00	1,300.00	754,000	2,262,000	704,389	2,966,389
‡ Villa - Wadi Park	17	8,925.00	1,000.00	525,000	8,925,000	4,159,866	13,084,866
‡ Villa - Wadi Park	17	8,092.00	1,000.00	476,000	8,092,000	3,771,612	11,863,612
‡ Townhouse - Ocean View	7	2,100.00	1,200.00	360,000	2,520,000	858,365	3,378,365
‡ Townhouse - Wadi Park	23	6,900.00	1,000.00	300,000	6,900,000	3,245,300	10,145,300
‡ Apartment - 4br Oceanfront	11	2,200.00	1,300.00	260,000	2,860,000	1,294,184	4,154,184
‡ Apartment - 4br Ocean View	14	2,800.00	1,200.00	240,000	3,360,000	998,283	4,358,283
‡ Apartment - 4br Wadi Park	29	5,800.00	1,050.00	210,000	6,090,000	1,809,389	7,899,389
‡ Apartment - 3br Ocean View	36	6,624.00	1,250.00	230,000	8,280,000	2,460,056	10,740,056
‡ Apartment - 3br Wadi Park	36	6,624.00	1,100.00	202,400	7,286,400	3,513,365	10,799,765
‡ Apartment - 2br Oceanfront	29	4,640.00	1,350.00	216,000	6,264,000	2,782,280	9,046,280
‡ Apartment - 2br Ocean View	29	4,640.00	1,250.00	200,000	5,800,000	2,576,185	8,376,185
‡ Apartment - 2br Wadi Park	29	4,640.00	1,100.00	176,000	5,104,000	2,267,043	7,371,043
‡ Apartment - 1br Ocean View	13	1,768.00	1,250.00	170,000	2,210,000	1,034,695	3,244,695
‡ Apartment - 1br Wadi Park	13	1,768.00	1,150.00	156,400	2,033,200	897,345	2,930,545
‡ Villa - Oceanfront	1	1,000.00	1,500.00	1,500,000	1,500,000	658,896	2,158,896
‡ Villa - Oceanfront	1	840.00	1,500.00	1,260,000	1,260,000	553,473	1,813,473
‡ Villa - Ocean View	2	1,400.00	1,200.00	840,000	1,680,000	745,742	2,425,742
‡ Villa - Ocean View	3	1,740.00	1,300.00	754,000	2,262,000	1,014,607	3,276,607
‡ Villa - Wadi Park	17	8,925.00	1,000.00	525,000	8,925,000	5,132,444	14,057,444
‡ Villa - Wadi Park	17	8,092.00	1,000.00	476,000	8,092,000	4,653,416	12,745,416
‡ Townhouse - Ocean View	7	2,100.00	1,200.00	360,000	2,520,000	1,177,709	3,697,709
‡ Townhouse - Wadi Park	23	6,900.00	1,000.00	300,000	6,900,000	3,998,842	10,898,842
‡ Apartment - 4br Oceanfront	11	2,200.00	1,300.00	260,000	2,860,000	1,615,895	4,475,895

APPRAISAL SUMMARY	DTZ

‡ Apartment - 4br Ocean View	14	2,800.00	1,200.00	240,000	3,360,000	1,475,927	4,835,927
‡ Apartment - 4br Wadi Park	29	5,800.00	1,050.00	210,000	6,090,000	2,675,119	8,765,119
‡ Apartment - 3br Ocean View	36	6,624.00	1,250.00	230,000	8,280,000	3,637,107	11,917,107
‡ Apartment - 3br Wadi Park	36	6,624.00	1,100.00	202,400	7,286,400	4,251,007	11,537,407
‡ Apartment - 2br Oceanfront	29	4,640.00	1,350.00	216,000	6,264,000	3,497,005	9,761,005
‡ Apartment - 2br Ocean View	29	4,640.00	1,250.00	200,000	5,800,000	3,237,968	9,037,968
‡ Apartment - 2br Wadi Park	29	4,640.00	1,100.00	176,000	5,104,000	2,849,412	7,953,412
‡ Apartment - 1br Ocean View	13	1,768.00	1,250.00	170,000	2,210,000	1,276,655	3,486,655
‡ Apartment - 1br Wadi Park	13	1,768.00	1,150.00	156,400	2,033,200	1,130,445	3,163,645
‡ Villa - Oceanfront	1	1,000.00	1,500.00	1,500,000	1,500,000	831,608	2,331,608
‡ Villa - Oceanfront	1	840.00	1,500.00	1,260,000	1,260,000	698,551	1,958,551
‡ Villa - Ocean View	2	1,400.00	1,200.00	840,000	1,680,000	939,802	2,619,802
‡ Villa - Ocean View	3	1,740.00	1,300.00	754,000	2,262,000	1,276,736	3,538,736
‡ Villa - Wadi Park	17	8,925.00	1,000.00	525,000	8,925,000	5,887,062	14,812,062
‡ Villa - Wadi Park	17	8,092.00	1,000.00	476,000	8,092,000	5,337,603	13,429,603
‡ Townhouse - Ocean View	7	2,100.00	1,200.00	360,000	2,520,000	1,473,526	3,993,526
‡ Townhouse - Wadi Park	23	6,900.00	1,000.00	300,000	6,900,000	4,577,079	11,477,079
‡ Apartment - 4br Oceanfront	11	2,200.00	1,300.00	260,000	2,860,000	1,861,605	4,721,605
‡ Apartment - 4br Ocean View	14	2,800.00	1,200.00	240,000	3,360,000	1,862,802	5,222,802
‡ Apartment - 4br Wadi Park	29	5,800.00	1,050.00	210,000	6,090,000	3,376,328	9,466,328
‡ Apartment - 3br Ocean View	36	6,624.00	1,250.00	230,000	8,280,000	4,590,476	12,870,476
‡ Apartment - 3br Wadi Park	36	6,624.00	1,100.00	202,400	7,286,400	4,873,508	12,159,908
‡ Apartment - 2br Oceanfront	29	4,640.00	1,350.00	216,000	6,264,000	4,046,833	10,310,833
‡ Apartment - 2br Ocean View	29	4,640.00	1,250.00	200,000	5,800,000	3,747,068	9,547,068
‡ Apartment - 2br Wadi Park	29	4,640.00	1,100.00	176,000	5,104,000	3,297,420	8,401,420
‡ Apartment - 1br Ocean View	13	1,768.00	1,250.00	170,000	2,210,000	1,459,716	3,669,716
‡ Apartment - 1br Wadi Park	13	1,768.00	1,150.00	156,400	2,033,200	1,310,193	3,343,393
‡ Villa - Oceanfront	1	1,000.00	1,500.00	1,500,000	1,500,000	971,064	2,471,064
‡ Villa - Oceanfront	1	840.00	1,500.00	1,260,000	1,260,000	815,694	2,075,694
‡ Villa - Ocean View	1	700.00	1,200.00	840,000	840,000	543,796	1,383,796
‡ Villa - Ocean View	3	1,740.00	1,300.00	754,000	2,262,000	1,476,578	3,738,578
‡ Villa - Wadi Park	17	8,925.00	1,000.00	525,000	8,925,000	6,552,493	15,477,493
‡ Villa - Wadi Park	17	8,092.00	1,000.00	476,000	8,092,000	5,940,927	14,032,927
‡ Townhouse - Ocean View	7	2,100.00	1,200.00	360,000	2,520,000	1,672,383	4,192,383
‡ Townhouse - Wadi Park	22	6,600.00	1,000.00	300,000	6,600,000	4,834,098	11,434,098
‡ Apartment - 4br Oceanfront	11	2,200.00	1,300.00	260,000	2,860,000	2,081,194	4,941,194
‡ Apartment - 4br Ocean View	14	2,800.00	1,200.00	240,000	3,360,000	2,175,184	5,535,184
‡ Apartment - 4br Wadi Park	26	5,200.00	1,050.00	210,000	5,460,000	3,534,674	8,994,674
‡ Apartment - 3br Ocean View	34	6,256.00	1,250.00	230,000	7,820,000	5,062,482	12,882,482
‡ Apartment - 3br Wadi Park	34	6,256.00	1,100.00	202,400	6,881,600	5,092,639	11,974,239
‡ Apartment - 2br Oceanfront	26	4,160.00	1,350.00	216,000	5,616,000	4,021,500	9,637,500
‡ Apartment - 2br Ocean View	26	4,160.00	1,250.00	200,000	5,200,000	3,723,611	8,923,611
‡ Apartment - 2br Wadi Park	26	4,160.00	1,100.00	176,000	4,576,000	3,276,778	7,852,778
‡ Apartment - 1br Ocean View	12	1,632.00	1,250.00	170,000	2,040,000	1,493,687	3,533,687

APPRAISAL SUMMARY	DTZ

‡ Apartment - 1br Wadi Park	12	1,632.00	1,150.00	156,400	1,876,800	1,344,170	3,220,970
Totals	2,165	511,020.00			582,412,000	234,649,229	817,061,229

Rental Area Summary				Initial	Net Rent	Initial	Net MRV
	Units	m²	Rate m²	MRV/Unit	at Sale	MRV	at Sale
Attractions/Exhibition Space	1	8,000.00		0	0
‡ Pearl Retail	1	5,250.00	300.00	1,575,000	1,391,142	1,575,000	1,391,142
2 Bed Serviced Chalets	300	34,500.00		0	0
1 Bed Serviced Chalets	300	25,500.00		0	0
2 Bed Serviced Apartments	343	42,875.00		0	0
1 Bed Serviced Apartments	300	33,000.00		0	0
Studio Serviced Apartments	81	3,240.00		0	0
Hotel 1- 5 star	280	18,600.00		0	0
Hotel 2 - 4 star	280	18,600.00		0	0
Hotel 3 - 4 star	280	18,600.00		0	0
‡ Office Space	1	39,497.80	144.00	5,687,683	5,822,091	5,687,683	5,822,091
‡ Mall	1	4,303.00	480.00	2,065,440	1,770,937	2,065,440	1,879,333
‡ Movie Theatre	1	2,500.00	36.00	90,000	96,459	90,000	102,363
‡ Amphitheatre	1	700.00	36.00	25,200	27,009	25,200	28,662
‡ General Retail	1	4,985.00	300.00	1,495,500	1,282,263	1,495,500	1,360,747
Totals	2,171	260,150.80			10,389,901	10,938,823	10,584,338

Investment Valuation
Pearl Retail
Market Rent	1,391,142	YP @	9.0000%	11.1111
(0yrs 6mths Rent Free)		PV 0yrs 6mths @	9.0000%	0.9578	14,805,247
Re-Letting Void	(1,391,142)	YP 0yrs 6mths @	9.0000%	0.4686
		PV 5yrs @	9.0000%	0.6499	(423,680)
					14,381,566
2 Bed Serviced Chalets
Revenue
Room Revenue	15,131,542	YP @	7.0000%	14.2857	216,164,886
F&B Revenue	9,293,970	YP @	7.0000%	14.2857	132,771,005
Additional Revenue	2,788,191	YP @	7.0000%	14.2857	39,831,302
					388,767,193
Running Costs
Room Running Costs	(5,210,253)	YP @	7.0000%	14.2857	(74,432,188)
Additional Revenue Costs	(8,683,755)	YP @	7.0000%	14.2857	(124,053,647)
					(198,485,835)
					190,281,358
1 Bed Serviced Chalets
Revenue
Room Revenue	13,618,388	YP @	7.0000%	14.2857	194,548,398
F&B Revenue	8,364,573	YP @	7.0000%	14.2857	119,493,905

APPRAISAL SUMMARY	DTZ

Additional Revenue	2,509,372	YP @	7.0000%	14.2857	35,848,171
					349,890,474
Running Costs
Room Running Costs	(4,689,228)	YP @	7.0000%	14.2857	(66,988,969)
Additional Revenue Costs	(7,815,380)	YP @	7.0000%	14.2857	(111,648,282)
					(178,637,251)
					171,253,223
2 Bed Serviced Apartments
Revenue
Revenue	9,842,003	YP @	8.0000%	12.5000	123,025,041

Running Costs
Item 1	(2,259,269)	YP @	8.0000%	12.5000	(28,240,859)

					94,784,183
1 Bed Serviced Apartments
Revenue
Item 1	6,456,125	YP @	8.0000%	12.5000	80,701,558

Running Costs
Running Costs	(1,482,028)	YP @	8.0000%	12.5000	(18,525,345)

					62,176,213
Studio Serviced Apartments
Revenue
Item 1	1,452,628	YP @	8.0000%	12.5000	18,157,850

Running Costs
Item 1	(333,456)	YP @	8.0000%	12.5000	(4,168,203)

					13,989,648
Hotel 1- 5 star
Revenue
Room Revenue	17,418,086	YP @	7.0000%	14.2857	248,829,803
F&B	10,698,393	YP @	7.0000%	14.2857	152,834,179
Other Revenue	4,279,357	YP @	7.0000%	14.2857	61,133,672
					462,797,654
Running Costs
Item 1	(12,994,757)	YP @	7.0000%	14.2857	(185,639,391)

					277,158,263
Hotel 2 - 4 star
Revenue
Room Revenue	11,768,977	YP @	7.0000%	14.2857	168,128,245

APPRAISAL SUMMARY	DTZ

F&B	5,782,915	YP @	7.0000%	14.2857	82,613,070
Other Revenue	2,891,457	YP @	7.0000%	14.2857	41,306,535
					292,047,850
Running Costs
Item 1	(8,780,241)	YP @	7.0000%	14.2857	(125,432,021)

					166,615,829
Hotel 3 - 4 star
Revenue
Room Revenue	11,768,977	YP @	7.0000%	14.2857	168,128,245
F&B	5,782,915	YP @	7.0000%	14.2857	82,613,070
Other Revenue	2,891,457	YP @	7.0000%	14.2857	41,306,535
					292,047,850
Running Costs
Item 1	(8,780,241)	YP @	7.0000%	14.2857	(125,432,021)

					166,615,829
Office Space
Market Rent	5,822,091	YP @	10.0000%	10.0000
		PV 0yrs 9mths @	10.0000%	0.9310	54,204,396
Re-Letting Void & Rent Free	(5,822,091)	YP 0yrs 9mths @	10.0000%	0.6899
		PV 3yrs 6mths @	10.0000%	0.7164	(2,877,235)
					51,327,161
Mall
Current Rent	1,770,937	YP @	8.5000%	11.7647	20,834,556
Re-Letting Void & Rent Free	(1,770,937)	YP 0yrs 6mths @	8.5000%	0.4702
		PV 2yrs @	8.5000%	0.8495	(707,377)
Reversion	108,396	YP @	8.5000%	11.7647
		PV 2yrs 6mths @	8.5000%	0.8155	1,039,963
					21,167,142
Movie Theatre
Current Rent	96,459	YP @	9.0000%	11.1111	1,071,768
Re-Letting Void	(96,459)	YP 0yrs 3mths @	9.0000%	0.2368
		PV 2yrs @	9.0000%	0.8417	(19,227)
Reversion	5,904	YP @	9.0000%	11.1111
		PV 2yrs 3mths @	9.0000%	0.8237	54,038
					1,106,578
Amphitheatre
Current Rent	27,009	YP @	11.0000%	9.0909	245,532
Re-Letting Void	(27,009)	YP 0yrs 6mths @	11.0000%	0.4622
		PV 2yrs @	11.0000%	0.8116	(10,132)
Reversion	1,653	YP @	11.0000%	9.0909
		PV 2yrs 6mths @	11.0000%	0.7704	11,577
					246,978

APPRAISAL SUMMARY	DTZ

General Retail
Current Rent	1,282,263	YP @	9.0000%	11.1111	14,247,363
Re-Letting Void & Rent Free	(1,282,263)	YP 0yrs 6mths @	9.0000%	0.4686
		PV 2yrs @	9.0000%	0.8417	(505,735)
Reversion	78,485	YP @	9.0000%	11.1111
		PV 2yrs 6mths @	9.0000%	0.8062	703,034
					14,444,662
					1,245,548,634

Operated Assets
2 Bed Serviced Chalets
Revenue
Room Revenue			37,240,852
F&B Revenue			21,644,712
Additional Revenue			6,493,414
				65,378,978
Running Costs
Room Running Costs			(12,356,596)
Additional Revenue Costs			(20,594,327)
				(32,950,924)
					32,428,054
1 Bed Serviced Chalets
Revenue
Room Revenue			33,516,767
F&B Revenue			19,480,241
Additional Revenue			5,844,072
				58,841,081
Running Costs
Room Running Costs			(11,120,937)
Additional Revenue Costs			(18,534,895)
				(29,655,832)
					29,185,249
2 Bed Serviced Apartments
Revenue
Revenue			25,594,524
				25,594,524
Running Costs
Item 1			(5,657,692)
				(5,657,692)
					19,936,832
1 Bed Serviced Apartments
Revenue
Item 1			16,789,411
				16,789,411

APPRAISAL SUMMARY	DTZ

Running Costs
Running Costs	(3,711,314)
		(3,711,314)
			13,078,097
Studio Serviced Apartments
Revenue
Item 1	3,777,617
		3,777,617
Running Costs
Item 1	(835,046)
		(835,046)
			2,942,572
Hotel 1- 5 star
Revenue
Room Revenue	42,868,359
F&B	24,915,469
Other Revenue	9,966,188
		77,750,015
Running Costs
Item 1	(30,818,267)
		(30,818,267)
			46,931,748
Hotel 2 - 4 star
Revenue
Room Revenue	28,965,107
F&B	13,467,821
Other Revenue	6,733,911
		49,166,839
Running Costs
Item 1	(20,823,153)
		(20,823,153)
			28,343,686
Hotel 3 - 4 star
Revenue
Room Revenue	28,965,107
F&B	13,467,821
Other Revenue	6,733,911
		49,166,839
Running Costs
Item 1	(20,823,153)
		(20,823,153)
			28,343,686

GROSS DEVELOPMENT VALUE		2,062,609,863

APPRAISAL SUMMARY	DTZ

Income from Tenants
Office Space	15,087,289
Mall	4,427,343
Movie Theatre	289,377
Amphitheatre	81,026
General Retail	3,205,657
		23,090,691

NET REALISATION		2,286,890,479

OUTLAY

ACQUISITION COSTS
Residualised Price (1,000,000.00 m² 385.55 pm²)	385,546,690
		385,546,690

CONSTRUCTION COSTS
Construction	Units	Unit Amount	Cost
‡ Oman Pearl	1 un	6,074,933	6,638,994
‡ Culture Pearl	1 un	6,124,280	6,692,923
‡ Innovation Pearl	1 un	6,106,955	6,673,989
‡ Energy Pearl	1 un	6,074,160	6,638,149
‡ Sea Pearl	1 un	6,064,012	6,627,059
‡ Earth Pearl	1 un	6,064,012	6,627,059
‡ Sky Pearl	1 un	6,526,012	7,131,956
Totals			47,030,128

	m²	Rate m²	Cost
‡ Attractions/Exhibition Space	8,000.00 m²	2,718.74 pm²	23,769,444
‡ Pearl Retail	5,250.00 m²	719.89 pm²	4,130,344
‡ 2 Bed Serviced Chalets	34,500.00 m²	663.60 pm²	24,061,132
‡ 1 Bed Serviced Chalets	25,500.00 m²	663.60 pm²	17,784,315
‡ 2 Bed Serviced Apartments	42,875.00 m²	663.61 pm²	29,902,510
‡ 1 Bed Serviced Apartments	33,000.00 m²	663.60 pm²	23,014,996
‡ Studio Serviced Apartments	3,240.00 m²	663.64 pm²	2,259,790
‡ Hotel 1- 5 star	26,885.00 m²	1,157.32 pm²	32,700,477
‡ Hotel 2 - 4 star	24,970.00 m²	1,157.32 pm²	30,371,244
‡ Hotel 3 - 4 star	24,970.00 m²	1,157.32 pm²	30,371,244
‡ Office Space	46,468.00 m²	530.19 pm²	25,892,610
‡ Mall	6,620.00 m²	719.89 pm²	5,008,581
‡ Movie Theatre	2,500.00 m²	719.89 pm²	1,891,458
‡ Amphitheatre	700.00 m²	719.89 pm²	529,608
‡ General Retail	4,985.00 m²	719.89 pm²	3,771,568
‡ Villa - Oceanfront	2,000.00 m²	613.00 pm²	1,288,490

APPRAISAL SUMMARY	DTZ

‡ Villa - Oceanfront	1,680.00 m²	613.00 pm²	1,082,332
‡ Villa - Ocean View	1,400.00 m²	613.00 pm²	901,943
‡ Villa - Ocean View	2,320.00 m²	613.00 pm²	1,494,648
‡ Villa - Wadi Park	9,450.00 m²	613.00 pm²	6,088,115
‡ Villa - Wadi Park	8,568.00 m²	613.00 pm²	5,519,891
‡ Townhouse - Ocean View	2,400.00 m²	613.00 pm²	1,546,188
‡ Townhouse - Wadi Park	6,900.00 m²	613.00 pm²	4,445,291
‡ Apartment - 4br Oceanfront	3,500.00 m²	613.00 pm²	2,254,858
‡ Apartment - 4br Ocean View	4,000.00 m²	613.00 pm²	2,576,980
‡ Apartment - 4br Wadi Park	7,250.00 m²	613.00 pm²	4,670,776
‡ Apartment - 3br Ocean View	8,280.00 m²	613.00 pm²	5,334,349
‡ Apartment - 3br Wadi Park	8,280.00 m²	613.00 pm²	5,334,349
‡ Apartment - 2br Oceanfront	5,800.00 m²	613.00 pm²	3,736,621
‡ Apartment - 2br Ocean View	5,800.00 m²	613.00 pm²	3,736,621
‡ Apartment - 2br Wadi Park	5,800.00 m²	613.00 pm²	3,736,621
‡ Apartment - 1br Ocean View	2,210.00 m²	613.00 pm²	1,423,781
‡ Apartment - 1br Wadi Park	2,210.00 m²	613.00 pm²	1,423,781
‡ Villa - Oceanfront	1,000.00 m²	613.00 pm²	657,130
‡ Villa - Oceanfront	1,680.00 m²	613.00 pm²	1,103,978
‡ Villa - Ocean View	1,400.00 m²	613.00 pm²	919,982
‡ Villa - Ocean View	2,320.00 m²	613.00 pm²	1,524,541
‡ Villa - Wadi Park	8,925.00 m²	613.00 pm²	5,864,884
‡ Villa - Wadi Park	8,092.00 m²	613.00 pm²	5,317,495
‡ Townhouse - Ocean View	2,100.00 m²	613.00 pm²	1,379,973
‡ Townhouse - Wadi Park	6,900.00 m²	613.00 pm²	4,534,196
‡ Apartment - 4br Oceanfront	2,750.00 m²	613.00 pm²	1,807,107
‡ Apartment - 4br Ocean View	3,500.00 m²	613.00 pm²	2,299,955
‡ Apartment - 4br Wadi Park	7,250.00 m²	613.00 pm²	4,764,192
‡ Apartment - 3br Ocean View	8,280.00 m²	613.00 pm²	5,441,036
‡ Apartment - 3br Wadi Park	8,280.00 m²	613.00 pm²	5,441,036
‡ Apartment - 2br Oceanfront	5,800.00 m²	613.00 pm²	3,811,353
‡ Apartment - 2br Ocean View	5,800.00 m²	613.00 pm²	3,811,353
‡ Apartment - 2br Wadi Park	5,800.00 m²	613.00 pm²	3,811,353
‡ Apartment - 1br Ocean View	2,210.00 m²	613.00 pm²	1,452,257
‡ Apartment - 1br Wadi Park	2,210.00 m²	613.00 pm²	1,452,257
‡ Villa - Oceanfront	1,000.00 m²	613.00 pm²	670,273
‡ Villa - Oceanfront	1,680.00 m²	613.00 pm²	1,126,058
‡ Villa - Ocean View	1,400.00 m²	613.00 pm²	938,382
‡ Villa - Ocean View	2,320.00 m²	613.00 pm²	1,555,032
‡ Villa - Wadi Park	8,925.00 m²	613.00 pm²	5,982,182
‡ Villa - Wadi Park	8,092.00 m²	613.00 pm²	5,423,845
‡ Townhouse - Ocean View	2,100.00 m²	613.00 pm²	1,407,572
‡ Townhouse - Wadi Park	6,900.00 m²	613.00 pm²	4,624,880
‡ Apartment - 4br Oceanfront	2,750.00 m²	613.00 pm²	1,843,249

APPRAISAL SUMMARY	DTZ

‡ Apartment - 4br Ocean View	3,500.00 m²	613.00 pm²	2,345,954
‡ Apartment - 4br Wadi Park	7,250.00 m²	613.00 pm²	4,859,476
‡ Apartment - 3br Ocean View	8,280.00 m²	613.00 pm²	5,549,856
‡ Apartment - 3br Wadi Park	8,280.00 m²	613.00 pm²	5,549,856
‡ Apartment - 2br Oceanfront	5,800.00 m²	613.00 pm²	3,887,581
‡ Apartment - 2br Ocean View	5,800.00 m²	613.00 pm²	3,887,581
‡ Apartment - 2br Wadi Park	5,800.00 m²	613.00 pm²	3,887,581
‡ Apartment - 1br Ocean View	2,210.00 m²	613.00 pm²	1,481,302
‡ Apartment - 1br Wadi Park	2,210.00 m²	613.00 pm²	1,481,302
‡ Villa - Oceanfront	1,000.00 m²	613.00 pm²	683,678
‡ Villa - Oceanfront	840.00 m²	613.00 pm²	574,289
‡ Villa - Ocean View	1,400.00 m²	613.00 pm²	957,149
‡ Villa - Ocean View	1,740.00 m²	613.00 pm²	1,189,600
‡ Villa - Wadi Park	8,925.00 m²	613.00 pm²	6,101,826
‡ Villa - Wadi Park	8,092.00 m²	613.00 pm²	5,532,322
‡ Townhouse - Ocean View	2,100.00 m²	613.00 pm²	1,435,724
‡ Townhouse - Wadi Park	6,900.00 m²	613.00 pm²	4,717,378
‡ Apartment - 4br Oceanfront	2,750.00 m²	613.00 pm²	1,880,114
‡ Apartment - 4br Ocean View	3,500.00 m²	613.00 pm²	2,392,873
‡ Apartment - 4br Wadi Park	7,250.00 m²	613.00 pm²	4,956,665
‡ Apartment - 3br Ocean View	8,280.00 m²	613.00 pm²	5,660,853
‡ Apartment - 3br Wadi Park	8,280.00 m²	613.00 pm²	5,660,853
‡ Apartment - 2br Oceanfront	5,800.00 m²	613.00 pm²	3,965,332
‡ Apartment - 2br Ocean View	5,800.00 m²	613.00 pm²	3,965,332
‡ Apartment - 2br Wadi Park	5,800.00 m²	613.00 pm²	3,965,332
‡ Apartment - 1br Ocean View	2,210.00 m²	613.00 pm²	1,510,928
‡ Apartment - 1br Wadi Park	2,210.00 m²	613.00 pm²	1,510,928
‡ Villa - Oceanfront	1,000.00 m²	613.00 pm²	697,352
‡ Villa - Oceanfront	840.00 m²	613.00 pm²	585,775
‡ Villa - Ocean View	1,400.00 m²	613.00 pm²	976,292
‡ Villa - Ocean View	1,740.00 m²	613.00 pm²	1,213,392
‡ Villa - Wadi Park	8,925.00 m²	613.00 pm²	6,223,862
‡ Villa - Wadi Park	8,092.00 m²	613.00 pm²	5,642,968
‡ Townhouse - Ocean View	2,100.00 m²	613.00 pm²	1,464,438
‡ Townhouse - Wadi Park	6,900.00 m²	613.00 pm²	4,811,725
‡ Apartment - 4br Oceanfront	2,750.00 m²	613.00 pm²	1,917,717
‡ Apartment - 4br Ocean View	3,500.00 m²	613.00 pm²	2,440,730
‡ Apartment - 4br Wadi Park	7,250.00 m²	613.00 pm²	5,055,798
‡ Apartment - 3br Ocean View	8,280.00 m²	613.00 pm²	5,774,071
‡ Apartment - 3br Wadi Park	8,280.00 m²	613.00 pm²	5,774,071
‡ Apartment - 2br Oceanfront	5,800.00 m²	613.00 pm²	4,044,639
‡ Apartment - 2br Ocean View	5,800.00 m²	613.00 pm²	4,044,639
‡ Apartment - 2br Wadi Park	5,800.00 m²	613.00 pm²	4,044,639
‡ Apartment - 1br Ocean View	2,210.00 m²	613.00 pm²	1,541,147

APPRAISAL SUMMARY	DTZ

‡ Apartment - 1br Wadi Park	2,210.00 m²	613.00 pm²	1,541,147
‡ Villa - Oceanfront	1,000.00 m²	613.00 pm²	711,299
‡ Villa - Oceanfront	840.00 m²	613.00 pm²	597,491
‡ Villa - Ocean View	1,400.00 m²	613.00 pm²	995,818
‡ Villa - Ocean View	1,740.00 m²	613.00 pm²	1,237,659
‡ Villa - Wadi Park	8,925.00 m²	613.00 pm²	6,348,339
‡ Villa - Wadi Park	8,092.00 m²	613.00 pm²	5,755,828
‡ Townhouse - Ocean View	2,100.00 m²	613.00 pm²	1,493,727
‡ Townhouse - Wadi Park	6,900.00 m²	613.00 pm²	4,907,960
‡ Apartment - 4br Oceanfront	2,750.00 m²	613.00 pm²	1,956,071
‡ Apartment - 4br Ocean View	3,500.00 m²	613.00 pm²	2,489,545
‡ Apartment - 4br Wadi Park	7,250.00 m²	613.00 pm²	5,156,914
‡ Apartment - 3br Ocean View	8,280.00 m²	613.00 pm²	5,889,552
‡ Apartment - 3br Wadi Park	8,280.00 m²	613.00 pm²	5,889,552
‡ Apartment - 2br Oceanfront	5,800.00 m²	613.00 pm²	4,125,532
‡ Apartment - 2br Ocean View	5,800.00 m²	613.00 pm²	4,125,532
‡ Apartment - 2br Wadi Park	5,800.00 m²	613.00 pm²	4,125,532
‡ Apartment - 1br Ocean View	2,210.00 m²	613.00 pm²	1,571,970
‡ Apartment - 1br Wadi Park	2,210.00 m²	613.00 pm²	1,571,970
‡ Villa - Oceanfront	1,000.00 m²	613.00 pm²	725,525
‡ Villa - Oceanfront	840.00 m²	613.00 pm²	609,441
‡ Villa - Ocean View	700.00 m²	613.00 pm²	507,867
‡ Villa - Ocean View	1,740.00 m²	613.00 pm²	1,262,413
‡ Villa - Wadi Park	8,925.00 m²	613.00 pm²	6,475,306
‡ Villa - Wadi Park	8,092.00 m²	613.00 pm²	5,870,944
‡ Townhouse - Ocean View	2,100.00 m²	613.00 pm²	1,523,601
‡ Townhouse - Wadi Park	6,600.00 m²	613.00 pm²	4,788,462
‡ Apartment - 4br Oceanfront	2,750.00 m²	613.00 pm²	1,995,192
‡ Apartment - 4br Ocean View	3,500.00 m²	613.00 pm²	2,539,336
‡ Apartment - 4br Wadi Park	6,500.00 m²	613.00 pm²	4,715,909
‡ Apartment - 3br Ocean View	7,820.00 m²	613.00 pm²	5,673,602
‡ Apartment - 3br Wadi Park	7,820.00 m²	613.00 pm²	5,673,602
‡ Apartment - 2br Oceanfront	5,200.00 m²	613.00 pm²	3,772,727
‡ Apartment - 2br Ocean View	5,200.00 m²	613.00 pm²	3,772,727
‡ Apartment - 2br Wadi Park	5,200.00 m²	613.00 pm²	3,772,727
‡ Apartment - 1br Ocean View	2,040.00 m²	613.00 pm²	1,480,070
‡ Apartment - 1br Wadi Park	2,040.00 m²	613.00 pm²	1,480,070
Totals	873,603.00 m²		653,996,389	701,026,517

Contingency		5.00%	35,051,326
Infrastructure			39,732,650
Parking			39,554,333
Marine Works			39,580,438
Landscaping			14,392,707

APPRAISAL SUMMARY	DTZ

Lighting			3,790,795
Back of House Facilities			2,490,219
				174,592,468

PROFESSIONAL FEES
Professional Fees		14.00%	98,143,712
				98,143,712
MARKETING & LETTING
Marketing			900,000
Letting Agent Fee		8.00%	804,328
				1,704,328
DISPOSAL FEES
Sales Agency Fees		0.50%	501,675
Land Purchase	772,000.00 m²	25.00 pm²	19,300,000
Sales Agency Fee		0.50%	1,042,055
Ageny Fee		0.50%	580,650
Sales Costs		0.50%	8,116,761
Land Payment	228,000.00 m²	25.00 pm²	5,700,000
				35,241,141

Interest and Fees
Interest paid to Debt Sources:
Debt (7.000%)		48,944,348
Total Interest paid to Debt Sources:			48,944,348

Total Interest Paid				48,944,348

TOTAL COSTS				1,445,199,204

PROFIT
Balancing Account			841,691,275
				841,691,275

Performance Measures
Profit on Cost%		58.24%
Profit on GDV%		40.81%

Ungeared IRR%		15.00%
Geared IRR% (without Interest)		15.00%

Cost per Gross m²		1,654.30 pm²
Cost per Net m²		1,874.03 pm²
Land Cost pm²		385.55 pm²

APPRAISAL SUMMARY	DTZ

‡ Inflation/Growth applied

Growth on Sales		Ungrown	Growth	Total
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	3,000,000	245,424	3,245,424
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	2,520,000	206,156	2,726,156
Villa - Ocean View	Residential Sales Growth at 4.000% var.	1,680,000	137,437	1,817,437
Villa - Ocean View	Residential Sales Growth at 4.000% var.	3,016,000	378,208	3,394,208
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	9,450,000	1,251,330	10,701,330
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,568,000	1,134,540	9,702,540
Townhouse - Ocean View	Residential Sales Growth at 4.000% var.	2,880,000	209,746	3,089,746
Townhouse - Wadi Park	Residential Sales Growth at 4.000% var.	6,900,000	874,255	7,774,255
Apartment - 4br Oceanfront	Residential Sales Growth at 4.000% var.	3,640,000	543,457	4,183,457
Apartment - 4br Ocean View	Residential Sales Growth at 4.000% var.	3,840,000	556,754	4,396,754
Apartment - 4br Wadi Park	Residential Sales Growth at 4.000% var.	6,090,000	890,617	6,980,617
Apartment - 3br Ocean View	Residential Sales Growth at 4.000% var.	8,280,000	1,184,109	9,464,109
Apartment - 3br Wadi Park	Residential Sales Growth at 4.000% var.	7,286,400	1,247,787	8,534,187
Apartment - 2br Oceanfront	Residential Sales Growth at 4.000% var.	6,264,000	843,795	7,107,795
Apartment - 2br Ocean View	Residential Sales Growth at 4.000% var.	5,800,000	781,292	6,581,292
Apartment - 2br Wadi Park	Residential Sales Growth at 4.000% var.	5,104,000	687,537	5,791,537
Apartment - 1br Ocean View	Residential Sales Growth at 4.000% var.	2,210,000	326,608	2,536,608
Apartment - 1br Wadi Park	Residential Sales Growth at 4.000% var.	2,033,200	274,316	2,307,516
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	1,500,000	154,530	1,654,530
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	2,520,000	504,161	3,024,161
Villa - Ocean View	Residential Sales Growth at 4.000% var.	1,680,000	176,107	1,856,107
Villa - Ocean View	Residential Sales Growth at 4.000% var.	3,016,000	327,080	3,343,080
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,925,000	2,002,901	10,927,901
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,092,000	1,815,964	9,907,964
Townhouse - Ocean View	Residential Sales Growth at 4.000% var.	2,520,000	287,059	2,807,059
Townhouse - Wadi Park	Residential Sales Growth at 4.000% var.	6,900,000	1,501,166	8,401,166
Apartment - 4br Oceanfront	Residential Sales Growth at 4.000% var.	2,860,000	617,462	3,477,462
Apartment - 4br Ocean View	Residential Sales Growth at 4.000% var.	3,360,000	346,147	3,706,147
Apartment - 4br Wadi Park	Residential Sales Growth at 4.000% var.	6,090,000	627,391	6,717,391
Apartment - 3br Ocean View	Residential Sales Growth at 4.000% var.	8,280,000	853,005	9,133,005
Apartment - 3br Wadi Park	Residential Sales Growth at 4.000% var.	7,286,400	1,850,425	9,136,825
Apartment - 2br Oceanfront	Residential Sales Growth at 4.000% var.	6,264,000	1,298,859	7,562,859
Apartment - 2br Ocean View	Residential Sales Growth at 4.000% var.	5,800,000	1,202,647	7,002,647
Apartment - 2br Wadi Park	Residential Sales Growth at 4.000% var.	5,104,000	1,058,329	6,162,329
Apartment - 1br Ocean View	Residential Sales Growth at 4.000% var.	2,210,000	504,742	2,714,742
Apartment - 1br Wadi Park	Residential Sales Growth at 4.000% var.	2,033,200	415,711	2,448,911
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	1,500,000	253,489	1,753,489
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	2,520,000	766,404	3,286,404
Villa - Ocean View	Residential Sales Growth at 4.000% var.	1,680,000	290,226	1,970,226
Villa - Ocean View	Residential Sales Growth at 4.000% var.	3,016,000	543,855	3,559,855
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,925,000	3,050,551	11,975,551

APPRAISAL SUMMARY	DTZ

Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,092,000	2,765,833	10,857,833
Townhouse - Ocean View	Residential Sales Growth at 4.000% var.	2,520,000	483,337	3,003,337
Townhouse - Wadi Park	Residential Sales Growth at 4.000% var.	6,900,000	2,367,142	9,267,142
Apartment - 4br Oceanfront	Residential Sales Growth at 4.000% var.	2,860,000	943,911	3,803,911
Apartment - 4br Ocean View	Residential Sales Growth at 4.000% var.	3,360,000	567,816	3,927,816
Apartment - 4br Wadi Park	Residential Sales Growth at 4.000% var.	6,090,000	1,029,167	7,119,167
Apartment - 3br Ocean View	Residential Sales Growth at 4.000% var.	8,280,000	1,399,262	9,679,262
Apartment - 3br Wadi Park	Residential Sales Growth at 4.000% var.	7,286,400	2,618,361	9,904,761
Apartment - 2br Oceanfront	Residential Sales Growth at 4.000% var.	6,264,000	2,005,366	8,269,366
Apartment - 2br Ocean View	Residential Sales Growth at 4.000% var.	5,800,000	1,856,820	7,656,820
Apartment - 2br Wadi Park	Residential Sales Growth at 4.000% var.	5,104,000	1,634,002	6,738,002
Apartment - 1br Ocean View	Residential Sales Growth at 4.000% var.	2,210,000	766,522	2,976,522
Apartment - 1br Wadi Park	Residential Sales Growth at 4.000% var.	2,033,200	644,101	2,677,301
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	1,500,000	445,662	1,945,662
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	1,260,000	374,356	1,634,356
Villa - Ocean View	Residential Sales Growth at 4.000% var.	1,680,000	511,104	2,191,104
Villa - Ocean View	Residential Sales Growth at 4.000% var.	2,262,000	704,389	2,966,389
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,925,000	4,159,866	13,084,866
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,092,000	3,771,612	11,863,612
Townhouse - Ocean View	Residential Sales Growth at 4.000% var.	2,520,000	858,365	3,378,365
Townhouse - Wadi Park	Residential Sales Growth at 4.000% var.	6,900,000	3,245,300	10,145,300
Apartment - 4br Oceanfront	Residential Sales Growth at 4.000% var.	2,860,000	1,294,184	4,154,184
Apartment - 4br Ocean View	Residential Sales Growth at 4.000% var.	3,360,000	998,283	4,358,283
Apartment - 4br Wadi Park	Residential Sales Growth at 4.000% var.	6,090,000	1,809,389	7,899,389
Apartment - 3br Ocean View	Residential Sales Growth at 4.000% var.	8,280,000	2,460,056	10,740,056
Apartment - 3br Wadi Park	Residential Sales Growth at 4.000% var.	7,286,400	3,513,365	10,799,765
Apartment - 2br Oceanfront	Residential Sales Growth at 4.000% var.	6,264,000	2,782,280	9,046,280
Apartment - 2br Ocean View	Residential Sales Growth at 4.000% var.	5,800,000	2,576,185	8,376,185
Apartment - 2br Wadi Park	Residential Sales Growth at 4.000% var.	5,104,000	2,267,043	7,371,043
Apartment - 1br Ocean View	Residential Sales Growth at 4.000% var.	2,210,000	1,034,695	3,244,695
Apartment - 1br Wadi Park	Residential Sales Growth at 4.000% var.	2,033,200	897,345	2,930,545
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	1,500,000	658,896	2,158,896
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	1,260,000	553,473	1,813,473
Villa - Ocean View	Residential Sales Growth at 4.000% var.	1,680,000	745,742	2,425,742
Villa - Ocean View	Residential Sales Growth at 4.000% var.	2,262,000	1,014,607	3,276,607
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,925,000	5,132,444	14,057,444
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,092,000	4,653,416	12,745,416
Townhouse - Ocean View	Residential Sales Growth at 4.000% var.	2,520,000	1,177,709	3,697,709
Townhouse - Wadi Park	Residential Sales Growth at 4.000% var.	6,900,000	3,998,842	10,898,842
Apartment - 4br Oceanfront	Residential Sales Growth at 4.000% var.	2,860,000	1,615,895	4,475,895
Apartment - 4br Ocean View	Residential Sales Growth at 4.000% var.	3,360,000	1,475,927	4,835,927
Apartment - 4br Wadi Park	Residential Sales Growth at 4.000% var.	6,090,000	2,675,119	8,765,119
Apartment - 3br Ocean View	Residential Sales Growth at 4.000% var.	8,280,000	3,637,107	11,917,107
Apartment - 3br Wadi Park	Residential Sales Growth at 4.000% var.	7,286,400	4,251,007	11,537,407

APPRAISAL SUMMARY	DTZ

Apartment - 2br Oceanfront	Residential Sales Growth at 4.000% var.	6,264,000	3,497,005	9,761,005
Apartment - 2br Ocean View	Residential Sales Growth at 4.000% var.	5,800,000	3,237,968	9,037,968
Apartment - 2br Wadi Park	Residential Sales Growth at 4.000% var.	5,104,000	2,849,412	7,953,412
Apartment - 1br Ocean View	Residential Sales Growth at 4.000% var.	2,210,000	1,276,655	3,486,655
Apartment - 1br Wadi Park	Residential Sales Growth at 4.000% var.	2,033,200	1,130,445	3,163,645
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	1,500,000	831,608	2,331,608
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	1,260,000	698,551	1,958,551
Villa - Ocean View	Residential Sales Growth at 4.000% var.	1,680,000	939,802	2,619,802
Villa - Ocean View	Residential Sales Growth at 4.000% var.	2,262,000	1,276,736	3,538,736
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,925,000	5,887,062	14,812,062
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,092,000	5,337,603	13,429,603
Townhouse - Ocean View	Residential Sales Growth at 4.000% var.	2,520,000	1,473,526	3,993,526
Townhouse - Wadi Park	Residential Sales Growth at 4.000% var.	6,900,000	4,577,079	11,477,079
Apartment - 4br Oceanfront	Residential Sales Growth at 4.000% var.	2,860,000	1,861,605	4,721,605
Apartment - 4br Ocean View	Residential Sales Growth at 4.000% var.	3,360,000	1,862,802	5,222,802
Apartment - 4br Wadi Park	Residential Sales Growth at 4.000% var.	6,090,000	3,376,328	9,466,328
Apartment - 3br Ocean View	Residential Sales Growth at 4.000% var.	8,280,000	4,590,476	12,870,476
Apartment - 3br Wadi Park	Residential Sales Growth at 4.000% var.	7,286,400	4,873,508	12,159,908
Apartment - 2br Oceanfront	Residential Sales Growth at 4.000% var.	6,264,000	4,046,833	10,310,833
Apartment - 2br Ocean View	Residential Sales Growth at 4.000% var.	5,800,000	3,747,068	9,547,068
Apartment - 2br Wadi Park	Residential Sales Growth at 4.000% var.	5,104,000	3,297,420	8,401,420
Apartment - 1br Ocean View	Residential Sales Growth at 4.000% var.	2,210,000	1,459,716	3,669,716
Apartment - 1br Wadi Park	Residential Sales Growth at 4.000% var.	2,033,200	1,310,193	3,343,393
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	1,500,000	971,064	2,471,064
Villa - Oceanfront	Residential Sales Growth at 4.000% var.	1,260,000	815,694	2,075,694
Villa - Ocean View	Residential Sales Growth at 4.000% var.	840,000	543,796	1,383,796
Villa - Ocean View	Residential Sales Growth at 4.000% var.	2,262,000	1,476,578	3,738,578
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,925,000	6,552,493	15,477,493
Villa - Wadi Park	Residential Sales Growth at 4.000% var.	8,092,000	5,940,927	14,032,927
Townhouse - Ocean View	Residential Sales Growth at 4.000% var.	2,520,000	1,672,383	4,192,383
Townhouse - Wadi Park	Residential Sales Growth at 4.000% var.	6,600,000	4,834,098	11,434,098
Apartment - 4br Oceanfront	Residential Sales Growth at 4.000% var.	2,860,000	2,081,194	4,941,194
Apartment - 4br Ocean View	Residential Sales Growth at 4.000% var.	3,360,000	2,175,184	5,535,184
Apartment - 4br Wadi Park	Residential Sales Growth at 4.000% var.	5,460,000	3,534,674	8,994,674
Apartment - 3br Ocean View	Residential Sales Growth at 4.000% var.	7,820,000	5,062,482	12,882,482
Apartment - 3br Wadi Park	Residential Sales Growth at 4.000% var.	6,881,600	5,092,639	11,974,239
Apartment - 2br Oceanfront	Residential Sales Growth at 4.000% var.	5,616,000	4,021,500	9,637,500
Apartment - 2br Ocean View	Residential Sales Growth at 4.000% var.	5,200,000	3,723,611	8,923,611
Apartment - 2br Wadi Park	Residential Sales Growth at 4.000% var.	4,576,000	3,276,778	7,852,778
Apartment - 1br Ocean View	Residential Sales Growth at 4.000% var.	2,040,000	1,493,687	3,533,687
Apartment - 1br Wadi Park	Residential Sales Growth at 4.000% var.	1,876,800	1,344,170	3,220,970

Growth on Capitalised Rent		Ungrown	Growth	Total
Pearl Retail	Office/ Retail at 2.000%	13,025,828	1,355,739	14,381,566

APPRAISAL SUMMARY	DTZ

Office Space	Office/ Retail at 2.000%	45,128,004	6,199,157	51,327,161
Mall	Office/ Retail at 2.000%	18,779,425	2,387,717	21,167,142
Movie Theatre	Office/ Retail at 2.000%	982,060	124,518	1,106,578
Amphitheatre	Office/ Retail at 2.000%	219,638	27,340	246,978
General Retail	Office/ Retail at 2.000%	12,821,463	1,623,199	14,444,662

Inflation on Construction Costs		Uninflated	Inflation	Total
Villa - Oceanfront	Inflation Set 1 at 2.000%	1,226,000	62,490	1,288,490
Villa - Oceanfront	Inflation Set 1 at 2.000%	1,029,840	52,492	1,082,332
Villa - Ocean View	Inflation Set 1 at 2.000%	858,200	43,743	901,943
Villa - Ocean View	Inflation Set 1 at 2.000%	1,422,160	72,488	1,494,648
Villa - Wadi Park	Inflation Set 1 at 2.000%	5,792,850	295,265	6,088,115
Villa - Wadi Park	Inflation Set 1 at 2.000%	5,252,184	267,707	5,519,891
Townhouse - Ocean View	Inflation Set 1 at 2.000%	1,471,200	74,988	1,546,188
Townhouse - Wadi Park	Inflation Set 1 at 2.000%	4,229,700	215,591	4,445,291
Apartment - 4br Oceanfront	Inflation Set 1 at 2.000%	2,145,500	109,358	2,254,858
Apartment - 4br Ocean View	Inflation Set 1 at 2.000%	2,452,000	124,980	2,576,980
Apartment - 4br Wadi Park	Inflation Set 1 at 2.000%	4,444,250	226,526	4,670,776
Apartment - 3br Ocean View	Inflation Set 1 at 2.000%	5,075,640	258,709	5,334,349
Apartment - 3br Wadi Park	Inflation Set 1 at 2.000%	5,075,640	258,709	5,334,349
Apartment - 2br Oceanfront	Inflation Set 1 at 2.000%	3,555,400	181,221	3,736,621
Apartment - 2br Ocean View	Inflation Set 1 at 2.000%	3,555,400	181,221	3,736,621
Apartment - 2br Wadi Park	Inflation Set 1 at 2.000%	3,555,400	181,221	3,736,621
Apartment - 1br Ocean View	Inflation Set 1 at 2.000%	1,354,730	69,051	1,423,781
Apartment - 1br Wadi Park	Inflation Set 1 at 2.000%	1,354,730	69,051	1,423,781
Villa - Oceanfront	Inflation Set 1 at 2.000%	613,000	44,130	657,130
Villa - Oceanfront	Inflation Set 1 at 2.000%	1,029,840	74,138	1,103,978
Villa - Ocean View	Inflation Set 1 at 2.000%	858,200	61,782	919,982
Villa - Ocean View	Inflation Set 1 at 2.000%	1,422,160	102,381	1,524,541
Villa - Wadi Park	Inflation Set 1 at 2.000%	5,471,025	393,859	5,864,884
Villa - Wadi Park	Inflation Set 1 at 2.000%	4,960,396	357,099	5,317,495
Townhouse - Ocean View	Inflation Set 1 at 2.000%	1,287,300	92,673	1,379,973
Townhouse - Wadi Park	Inflation Set 1 at 2.000%	4,229,700	304,496	4,534,196
Apartment - 4br Oceanfront	Inflation Set 1 at 2.000%	1,685,750	121,357	1,807,107
Apartment - 4br Ocean View	Inflation Set 1 at 2.000%	2,145,500	154,455	2,299,955
Apartment - 4br Wadi Park	Inflation Set 1 at 2.000%	4,444,250	319,942	4,764,192
Apartment - 3br Ocean View	Inflation Set 1 at 2.000%	5,075,640	365,396	5,441,036
Apartment - 3br Wadi Park	Inflation Set 1 at 2.000%	5,075,640	365,396	5,441,036
Apartment - 2br Oceanfront	Inflation Set 1 at 2.000%	3,555,400	255,953	3,811,353
Apartment - 2br Ocean View	Inflation Set 1 at 2.000%	3,555,400	255,953	3,811,353
Apartment - 2br Wadi Park	Inflation Set 1 at 2.000%	3,555,400	255,953	3,811,353
Apartment - 1br Ocean View	Inflation Set 1 at 2.000%	1,354,730	97,527	1,452,257
Apartment - 1br Wadi Park	Inflation Set 1 at 2.000%	1,354,730	97,527	1,452,257
Villa - Oceanfront	Inflation Set 1 at 2.000%	613,000	57,273	670,273

APPRAISAL SUMMARY	DTZ

Villa – Oceanfront	Inflation Set 1 at 2.000%	1,029,840	96,218	1,126,058
Villa - Ocean View	Inflation Set 1 at 2.000%	858,200	80,182	938,382
Villa - Ocean View	Inflation Set 1 at 2.000%	1,422,160	132,872	1,555,032
Villa - Wadi Park	Inflation Set 1 at 2.000%	5,471,025	511,157	5,982,182
Villa - Wadi Park	Inflation Set 1 at 2.000%	4,960,396	463,449	5,423,845
Townhouse - Ocean View	Inflation Set 1 at 2.000%	1,287,300	120,272	1,407,572
Townhouse - Wadi Park	Inflation Set 1 at 2.000%	4,229,700	395,180	4,624,880
Apartment - 4br Oceanfront	Inflation Set 1 at 2.000%	1,685,750	157,499	1,843,249
Apartment - 4br Ocean View	Inflation Set 1 at 2.000%	2,145,500	200,454	2,345,954
Apartment - 4br Wadi Park	Inflation Set 1 at 2.000%	4,444,250	415,226	4,859,476
Apartment - 3br Ocean View	Inflation Set 1 at 2.000%	5,075,640	474,216	5,549,856
Apartment - 3br Wadi Park	Inflation Set 1 at 2.000%	5,075,640	474,216	5,549,856
Apartment - 2br Oceanfront	Inflation Set 1 at 2.000%	3,555,400	332,181	3,887,581
Apartment - 2br Ocean View	Inflation Set 1 at 2.000%	3,555,400	332,181	3,887,581
Apartment - 2br Wadi Park	Inflation Set 1 at 2.000%	3,555,400	332,181	3,887,581
Apartment - 1br Ocean View	Inflation Set 1 at 2.000%	1,354,730	126,572	1,481,302
Apartment - 1br Wadi Park	Inflation Set 1 at 2.000%	1,354,730	126,572	1,481,302
Villa - Oceanfront	Inflation Set 1 at 2.000%	613,000	70,678	683,678
Villa - Oceanfront	Inflation Set 1 at 2.000%	514,920	59,369	574,289
Villa - Ocean View	Inflation Set 1 at 2.000%	858,200	98,949	957,149
Villa - Ocean View	Inflation Set 1 at 2.000%	1,066,620	122,980	1,189,600
Villa - Wadi Park	Inflation Set 1 at 2.000%	5,471,025	630,801	6,101,826
Villa - Wadi Park	Inflation Set 1 at 2.000%	4,960,396	571,926	5,532,322
Townhouse - Ocean View	Inflation Set 1 at 2.000%	1,287,300	148,424	1,435,724
Townhouse - Wadi Park	Inflation Set 1 at 2.000%	4,229,700	487,678	4,717,378
Apartment - 4br Oceanfront	Inflation Set 1 at 2.000%	1,685,750	194,364	1,880,114
Apartment - 4br Ocean View	Inflation Set 1 at 2.000%	2,145,500	247,373	2,392,873
Apartment - 4br Wadi Park	Inflation Set 1 at 2.000%	4,444,250	512,415	4,956,665
Apartment - 3br Ocean View	Inflation Set 1 at 2.000%	5,075,640	585,213	5,660,853
Apartment - 3br Wadi Park	Inflation Set 1 at 2.000%	5,075,640	585,213	5,660,853
Apartment - 2br Oceanfront	Inflation Set 1 at 2.000%	3,555,400	409,932	3,965,332
Apartment - 2br Ocean View	Inflation Set 1 at 2.000%	3,555,400	409,932	3,965,332
Apartment - 2br Wadi Park	Inflation Set 1 at 2.000%	3,555,400	409,932	3,965,332
Apartment - 1br Ocean View	Inflation Set 1 at 2.000%	1,354,730	156,198	1,510,928
Apartment - 1br Wadi Park	Inflation Set 1 at 2.000%	1,354,730	156,198	1,510,928
Villa - Oceanfront	Inflation Set 1 at 2.000%	613,000	84,352	697,352
Villa - Oceanfront	Inflation Set 1 at 2.000%	514,920	70,855	585,775
Villa - Ocean View	Inflation Set 1 at 2.000%	858,200	118,092	976,292
Villa - Ocean View	Inflation Set 1 at 2.000%	1,066,620	146,772	1,213,392
Villa - Wadi Park	Inflation Set 1 at 2.000%	5,471,025	752,837	6,223,862
Villa - Wadi Park	Inflation Set 1 at 2.000%	4,960,396	682,572	5,642,968
Townhouse - Ocean View	Inflation Set 1 at 2.000%	1,287,300	177,138	1,464,438
Townhouse - Wadi Park	Inflation Set 1 at 2.000%	4,229,700	582,025	4,811,725
Apartment - 4br Oceanfront	Inflation Set 1 at 2.000%	1,685,750	231,967	1,917,717

APPRAISAL SUMMARY	DTZ

Apartment - 4br Ocean View	Inflation Set 1 at 2.000%	2,145,500	295,230	2,440,730
Apartment - 4br Wadi Park	Inflation Set 1 at 2.000%	4,444,250	611,548	5,055,798
Apartment - 3br Ocean View	Inflation Set 1 at 2.000%	5,075,640	698,431	5,774,071
Apartment - 3br Wadi Park	Inflation Set 1 at 2.000%	5,075,640	698,431	5,774,071
Apartment - 2br Oceanfront	Inflation Set 1 at 2.000%	3,555,400	489,239	4,044,639
Apartment - 2br Ocean View	Inflation Set 1 at 2.000%	3,555,400	489,239	4,044,639
Apartment - 2br Wadi Park	Inflation Set 1 at 2.000%	3,555,400	489,239	4,044,639
Apartment - 1br Ocean View	Inflation Set 1 at 2.000%	1,354,730	186,417	1,541,147
Apartment - 1br Wadi Park	Inflation Set 1 at 2.000%	1,354,730	186,417	1,541,147
Villa – Oceanfront	Inflation Set 1 at 2.000%	613,000	98,299	711,299
Villa – Oceanfront	Inflation Set 1 at 2.000%	514,920	82,571	597,491
Villa - Ocean View	Inflation Set 1 at 2.000%	858,200	137,618	995,818
Villa - Ocean View	Inflation Set 1 at 2.000%	1,066,620	171,039	1,237,659
Villa - Wadi Park	Inflation Set 1 at 2.000%	5,471,025	877,314	6,348,339
Villa - Wadi Park	Inflation Set 1 at 2.000%	4,960,396	795,432	5,755,828
Townhouse - Ocean View	Inflation Set 1 at 2.000%	1,287,300	206,427	1,493,727
Townhouse - Wadi Park	Inflation Set 1 at 2.000%	4,229,700	678,260	4,907,960
Apartment - 4br Oceanfront	Inflation Set 1 at 2.000%	1,685,750	270,321	1,956,071
Apartment - 4br Ocean View	Inflation Set 1 at 2.000%	2,145,500	344,045	2,489,545
Apartment - 4br Wadi Park	Inflation Set 1 at 2.000%	4,444,250	712,664	5,156,914
Apartment - 3br Ocean View	Inflation Set 1 at 2.000%	5,075,640	813,912	5,889,552
Apartment - 3br Wadi Park	Inflation Set 1 at 2.000%	5,075,640	813,912	5,889,552
Apartment - 2br Oceanfront	Inflation Set 1 at 2.000%	3,555,400	570,132	4,125,532
Apartment - 2br Ocean View	Inflation Set 1 at 2.000%	3,555,400	570,132	4,125,532
Apartment - 2br Wadi Park	Inflation Set 1 at 2.000%	3,555,400	570,132	4,125,532
Apartment - 1br Ocean View	Inflation Set 1 at 2.000%	1,354,730	217,240	1,571,970
Apartment - 1br Wadi Park	Inflation Set 1 at 2.000%	1,354,730	217,240	1,571,970
Villa - Oceanfront	Inflation Set 1 at 2.000%	613,000	112,525	725,525
Villa - Oceanfront	Inflation Set 1 at 2.000%	514,920	94,521	609,441
Villa - Ocean View	Inflation Set 1 at 2.000%	429,100	78,767	507,867
Villa - Ocean View	Inflation Set 1 at 2.000%	1,066,620	195,793	1,262,413
Villa - Wadi Park	Inflation Set 1 at 2.000%	5,471,025	1,004,281	6,475,306
Villa - Wadi Park	Inflation Set 1 at 2.000%	4,960,396	910,548	5,870,944
Townhouse - Ocean View	Inflation Set 1 at 2.000%	1,287,300	236,301	1,523,601
Townhouse - Wadi Park	Inflation Set 1 at 2.000%	4,045,800	742,662	4,788,462
Apartment - 4br Oceanfront	Inflation Set 1 at 2.000%	1,685,750	309,442	1,995,192
Apartment - 4br Ocean View	Inflation Set 1 at 2.000%	2,145,500	393,836	2,539,336
Apartment - 4br Wadi Park	Inflation Set 1 at 2.000%	3,984,500	731,409	4,715,909
Apartment - 3br Ocean View	Inflation Set 1 at 2.000%	4,793,660	879,942	5,673,602
Apartment - 3br Wadi Park	Inflation Set 1 at 2.000%	4,793,660	879,942	5,673,602
Apartment - 2br Oceanfront	Inflation Set 1 at 2.000%	3,187,600	585,127	3,772,727
Apartment - 2br Ocean View	Inflation Set 1 at 2.000%	3,187,600	585,127	3,772,727
Apartment - 2br Wadi Park	Inflation Set 1 at 2.000%	3,187,600	585,127	3,772,727
Apartment - 1br Ocean View	Inflation Set 1 at 2.000%	1,250,520	229,550	1,480,070

APPRAISAL SUMMARY	DTZ

Apartment - 1br Wadi Park	Inflation Set 1 at 2.000%	1,250,520	229,550	1,480,070
Oman Pearl	Inflation Set 1 at 2.000%	6,074,933	564,061	6,638,994
Culture Pearl	Inflation Set 1 at 2.000%	6,124,280	568,643	6,692,923
Innovation Pearl	Inflation Set 1 at 2.000%	6,106,955	567,034	6,673,989
Energy Pearl	Inflation Set 1 at 2.000%	6,074,160	563,989	6,638,149
Sea Pearl	Inflation Set 1 at 2.000%	6,064,012	563,047	6,627,059
Earth Pearl	Inflation Set 1 at 2.000%	6,064,012	563,047	6,627,059
Sky Pearl	Inflation Set 1 at 2.000%	6,526,012	605,944	7,131,956
Attractions/Exhibition Space	Inflation Set 1 at 2.000%	21,749,949	2,019,495	23,769,444
Pearl Retail	Inflation Set 1 at 2.000%	3,779,422	350,921	4,130,344
2 Bed Serviced Chalets	Inflation Set 1 at 2.000%	22,894,200	1,166,932	24,061,132
1 Bed Serviced Chalets	Inflation Set 1 at 2.000%	16,921,800	862,515	17,784,315
2 Bed Serviced Apartments	Inflation Set 1 at 2.000%	28,452,279	1,450,231	29,902,510
1 Bed Serviced Apartments	Inflation Set 1 at 2.000%	21,898,800	1,116,196	23,014,996
Studio Serviced Apartments	Inflation Set 1 at 2.000%	2,150,194	109,597	2,259,790
Hotel 1- 5 star	Inflation Set 1 at 2.000%	31,114,548	1,585,929	32,700,477
Hotel 2 - 4 star	Inflation Set 1 at 2.000%	28,898,280	1,472,964	30,371,244
Hotel 3 - 4 star	Inflation Set 1 at 2.000%	28,898,280	1,472,964	30,371,244
Office Space	Inflation Set 1 at 2.000%	24,636,854	1,255,756	25,892,610
Mall	Inflation Set 1 at 2.000%	4,765,672	242,909	5,008,581
Movie Theatre	Inflation Set 1 at 2.000%	1,799,725	91,733	1,891,458
Amphitheatre	Inflation Set 1 at 2.000%	503,923	25,685	529,608
General Retail	Inflation Set 1 at 2.000%	3,588,652	182,916	3,771,568

SENSITIVITY ANALYSIS REPORT	DTZ

Table of Land Cost and Profit on Cost%

Construction: Gross Cost
Sales: Gross Sales	-20.000%	-10.000%	0.000%	+10.000%	+20.000%
-20.000%	(OMR408,378,191) 62.097%	(OMR361,710,102) 58.461%	(OMR315,043,708) 54.763%	(OMR268,376,892) 51.274%	(OMR221,708,802) 47.555%
-10.000%	(OMR443,630,040) 63.573%	(OMR396,963,066) 60.104%	(OMR350,295,298) 56.594%	(OMR303,628,682) 53.116%	(OMR256,961,774) 49.540%
0.000%	(OMR478,881,852) 64.952%	(OMR432,214,939) 61.722%	(OMR385,546,690) 58.241%	(OMR338,880,374) 54.844%	(OMR292,213,608) 51.589%
+10.000%	(OMR514,133,612) 66.256%	(OMR467,466,786) 63.214%	(OMR420,799,816) 59.878%	(OMR374,131,923) 56.570%	(OMR327,465,372) 53.299%
+20.000%	(OMR549,385,304) 67.491%	(OMR502,718,596) 64.505%	(OMR456,051,687) 61.313%	(OMR409,383,268) 58.105%	(OMR362,717,032) 54.911%

Sensitivity Analysis : Assumptions for Calculation

Construction: Gross Cost

Original Values are varied by Steps of 10.000%.

Heading	Phase	Amount		No. of Steps
Villa - Oceanfront	1	OMR	1,226,000	2 Up & Down
Villa - Oceanfront	1	OMR	1,029,840	2 Up & Down
Villa - Ocean View	1	OMR	858,200	2 Up & Down
Villa - Ocean View	1	OMR	1,422,160	2 Up & Down
Villa - Wadi Park	1	OMR	5,792,850	2 Up & Down
Villa - Wadi Park	1	OMR	5,252,184	2 Up & Down
Townhouse - Ocean View	1	OMR	1,471,200	2 Up & Down
Townhouse - Wadi Park	1	OMR	4,229,700	2 Up & Down
Apartment - 4br Oceanfront	1	OMR	2,145,500	2 Up & Down
Apartment - 4br Ocean View	1	OMR	2,452,000	2 Up & Down
Apartment - 4br Wadi Park	1	OMR	4,444,250	2 Up & Down
Apartment - 3br Ocean View	1	OMR	5,075,640	2 Up & Down
Apartment - 3br Wadi Park	1	OMR	5,075,640	2 Up & Down
Apartment - 2br Oceanfront	1	OMR	3,555,400	2 Up & Down
Apartment - 2br Ocean View	1	OMR	3,555,400	2 Up & Down
Apartment - 2br Wadi Park	1	OMR	3,555,400	2 Up & Down
Apartment - 1br Ocean View	1	OMR	1,354,730	2 Up & Down
Apartment - 1br Wadi Park	1	OMR	1,354,730	2 Up & Down
Villa - Oceanfront	2	OMR	613,000	2 Up & Down
Villa - Oceanfront	2	OMR	1,029,840	2 Up & Down
Villa - Ocean View	2	OMR	858,200	2 Up & Down

SENSITIVITY ANALYSIS REPORT	DTZ

Villa - Ocean View	2	OMR	1,422,160	2 Up & Down
Villa - Wadi Park	2	OMR	5,471,025	2 Up & Down
Villa - Wadi Park	2	OMR	4,960,396	2 Up & Down
Townhouse - Ocean View	2	OMR	1,287,300	2 Up & Down
Townhouse - Wadi Park	2	OMR	4,229,700	2 Up & Down
Apartment - 4br Oceanfront	2	OMR	1,685,750	2 Up & Down
Apartment - 4br Ocean View	2	OMR	2,145,500	2 Up & Down
Apartment - 4br Wadi Park	2	OMR	4,444,250	2 Up & Down
Apartment - 3br Ocean View	2	OMR	5,075,640	2 Up & Down
Apartment - 3br Wadi Park	2	OMR	5,075,640	2 Up & Down
Apartment - 2br Oceanfront	2	OMR	3,555,400	2 Up & Down
Apartment - 2br Ocean View	2	OMR	3,555,400	2 Up & Down
Apartment - 2br Wadi Park	2	OMR	3,555,400	2 Up & Down
Apartment - 1br Ocean View	2	OMR	1,354,730	2 Up & Down
Apartment - 1br Wadi Park	2	OMR	1,354,730	2 Up & Down
Villa - Oceanfront	3	OMR	613,000	2 Up & Down
Villa - Oceanfront	3	OMR	1,029,840	2 Up & Down
Villa - Ocean View	3	OMR	858,200	2 Up & Down
Villa - Ocean View	3	OMR	1,422,160	2 Up & Down
Villa - Wadi Park	3	OMR	5,471,025	2 Up & Down
Villa - Wadi Park	3	OMR	4,960,396	2 Up & Down
Townhouse - Ocean View	3	OMR	1,287,300	2 Up & Down
Townhouse - Wadi Park	3	OMR	4,229,700	2 Up & Down
Apartment - 4br Oceanfront	3	OMR	1,685,750	2 Up & Down
Apartment - 4br Ocean View	3	OMR	2,145,500	2 Up & Down
Apartment - 4br Wadi Park	3	OMR	4,444,250	2 Up & Down
Apartment - 3br Ocean View	3	OMR	5,075,640	2 Up & Down
Apartment - 3br Wadi Park	3	OMR	5,075,640	2 Up & Down
Apartment - 2br Oceanfront	3	OMR	3,555,400	2 Up & Down
Apartment - 2br Ocean View	3	OMR	3,555,400	2 Up & Down
Apartment - 2br Wadi Park	3	OMR	3,555,400	2 Up & Down
Apartment - 1br Ocean View	3	OMR	1,354,730	2 Up & Down
Apartment - 1br Wadi Park	3	OMR	1,354,730	2 Up & Down
Villa - Oceanfront	4	OMR	613,000	2 Up & Down
Villa - Oceanfront	4	OMR	514,920	2 Up & Down
Villa - Ocean View	4	OMR	858,200	2 Up & Down
Villa - Ocean View	4	OMR	1,066,620	2 Up & Down
Villa - Wadi Park	4	OMR	5,471,025	2 Up & Down
Villa - Wadi Park	4	OMR	4,960,396	2 Up & Down
Townhouse - Ocean View	4	OMR	1,287,300	2 Up & Down
Townhouse - Wadi Park	4	OMR	4,229,700	2 Up & Down

SENSITIVITY ANALYSIS REPORT	DTZ

Apartment - 4br Oceanfront	4	OMR	1,685,750	2 Up & Down
Apartment - 4br Ocean View	4	OMR	2,145,500	2 Up & Down
Apartment - 4br Wadi Park	4	OMR	4,444,250	2 Up & Down
Apartment - 3br Ocean View	4	OMR	5,075,640	2 Up & Down
Apartment - 3br Wadi Park	4	OMR	5,075,640	2 Up & Down
Apartment - 2br Oceanfront	4	OMR	3,555,400	2 Up & Down
Apartment - 2br Ocean View	4	OMR	3,555,400	2 Up & Down
Apartment - 2br Wadi Park	4	OMR	3,555,400	2 Up & Down
Apartment - 1br Ocean View	4	OMR	1,354,730	2 Up & Down
Apartment - 1br Wadi Park	4	OMR	1,354,730	2 Up & Down
Villa - Oceanfront	5	OMR	613,000	2 Up & Down
Villa - Oceanfront	5	OMR	514,920	2 Up & Down
Villa - Ocean View	5	OMR	858,200	2 Up & Down
Villa - Ocean View	5	OMR	1,066,620	2 Up & Down
Villa - Wadi Park	5	OMR	5,471,025	2 Up & Down
Villa - Wadi Park	5	OMR	4,960,396	2 Up & Down
Townhouse - Ocean View	5	OMR	1,287,300	2 Up & Down
Townhouse - Wadi Park	5	OMR	4,229,700	2 Up & Down
Apartment - 4br Oceanfront	5	OMR	1,685,750	2 Up & Down
Apartment - 4br Ocean View	5	OMR	2,145,500	2 Up & Down
Apartment - 4br Wadi Park	5	OMR	4,444,250	2 Up & Down
Apartment - 3br Ocean View	5	OMR	5,075,640	2 Up & Down
Apartment - 3br Wadi Park	5	OMR	5,075,640	2 Up & Down
Apartment - 2br Oceanfront	5	OMR	3,555,400	2 Up & Down
Apartment - 2br Ocean View	5	OMR	3,555,400	2 Up & Down
Apartment - 2br Wadi Park	5	OMR	3,555,400	2 Up & Down
Apartment - 1br Ocean View	5	OMR	1,354,730	2 Up & Down
Apartment - 1br Wadi Park	5	OMR	1,354,730	2 Up & Down
Oman Pearl	6	OMR	6,074,933	2 Up & Down
Culture Pearl	6	OMR	6,124,280	2 Up & Down
Innovation Pearl	6	OMR	6,106,955	2 Up & Down
Energy Pearl	6	OMR	6,074,160	2 Up & Down
Sea Pearl	6	OMR	6,064,012	2 Up & Down
Earth Pearl	6	OMR	6,064,012	2 Up & Down
Sky Pearl	6	OMR	6,526,012	2 Up & Down
Attractions/Exhibition Space	6	OMR	21,749,949	2 Up & Down
Pearl Retail	6	OMR	3,779,423	2 Up & Down
2 Bed Serviced Chalets	7	OMR	22,894,200	2 Up & Down
1 Bed Serviced Chalets	7	OMR	16,921,800	2 Up & Down
2 Bed Serviced Apartments	7	OMR	28,452,279	2 Up & Down
1 Bed Serviced Apartments	7	OMR	21,898,800	2 Up & Down

SENSITIVITY ANALYSIS REPORT	DTZ

Studio Serviced Apartments	7	OMR	2,150,194	2 Up & Down
Hotel 1- 5 star	7	OMR	31,114,548	2 Up & Down
Hotel 2 - 4 star	7	OMR	28,898,280	2 Up & Down
Hotel 3 - 4 star	7	OMR	28,898,280	2 Up & Down
Office Space	7	OMR	24,636,854	2 Up & Down
Mall	7	OMR	4,765,672	2 Up & Down
Movie Theatre	7	OMR	1,799,725	2 Up & Down
Amphitheatre	7	OMR	503,923	2 Up & Down
General Retail	7	OMR	3,588,652	2 Up & Down
Villa - Oceanfront	8	OMR	613,000	2 Up & Down
Villa - Oceanfront	8	OMR	514,920	2 Up & Down
Villa - Ocean View	8	OMR	858,200	2 Up & Down
Villa - Ocean View	8	OMR	1,066,620	2 Up & Down
Villa - Wadi Park	8	OMR	5,471,025	2 Up & Down
Villa - Wadi Park	8	OMR	4,960,396	2 Up & Down
Townhouse - Ocean View	8	OMR	1,287,300	2 Up & Down
Townhouse - Wadi Park	8	OMR	4,229,700	2 Up & Down
Apartment - 4br Oceanfront	8	OMR	1,685,750	2 Up & Down
Apartment - 4br Ocean View	8	OMR	2,145,500	2 Up & Down
Apartment - 4br Wadi Park	8	OMR	4,444,250	2 Up & Down
Apartment - 3br Ocean View	8	OMR	5,075,640	2 Up & Down
Apartment - 3br Wadi Park	8	OMR	5,075,640	2 Up & Down
Apartment - 2br Oceanfront	8	OMR	3,555,400	2 Up & Down
Apartment - 2br Ocean View	8	OMR	3,555,400	2 Up & Down
Apartment - 2br Wadi Park	8	OMR	3,555,400	2 Up & Down
Apartment - 1br Ocean View	8	OMR	1,354,730	2 Up & Down
Apartment - 1br Wadi Park	8	OMR	1,354,730	2 Up & Down
Villa - Oceanfront	9	OMR	613,000	2 Up & Down
Villa - Oceanfront	9	OMR	514,920	2 Up & Down
Villa - Ocean View	9	OMR	429,100	2 Up & Down
Villa - Ocean View	9	OMR	1,066,620	2 Up & Down
Villa - Wadi Park	9	OMR	5,471,025	2 Up & Down
Villa - Wadi Park	9	OMR	4,960,396	2 Up & Down
Townhouse - Ocean View	9	OMR	1,287,300	2 Up & Down
Townhouse - Wadi Park	9	OMR	4,045,800	2 Up & Down
Apartment - 4br Oceanfront	9	OMR	1,685,750	2 Up & Down
Apartment - 4br Ocean View	9	OMR	2,145,500	2 Up & Down
Apartment - 4br Wadi Park	9	OMR	3,984,500	2 Up & Down
Apartment - 3br Ocean View	9	OMR	4,793,660	2 Up & Down
Apartment - 3br Wadi Park	9	OMR	4,793,660	2 Up & Down
Apartment - 2br Oceanfront	9	OMR	3,187,600	2 Up & Down

SENSITIVITY ANALYSIS REPORT	DTZ

Apartment - 2br Ocean View	9	OMR	3,187,600	2 Up & Down
Apartment - 2br Wadi Park	9	OMR	3,187,600	2 Up & Down
Apartment - 1br Ocean View	9	OMR	1,250,520	2 Up & Down
Apartment - 1br Wadi Park	9	OMR	1,250,520	2 Up & Down

Sales: Gross Sales

Original Values are varied by Steps of 10.000%.

Heading	Phase	Amount		No. of Steps
Villa - Oceanfront	1	OMR	3,000,000	2 Up & Down
Villa - Oceanfront	1	OMR	2,520,000	2 Up & Down
Villa - Ocean View	1	OMR	1,680,000	2 Up & Down
Villa - Ocean View	1	OMR	3,016,000	2 Up & Down
Villa - Wadi Park	1	OMR	9,450,000	2 Up & Down
Villa - Wadi Park	1	OMR	8,568,000	2 Up & Down
Townhouse - Ocean View	1	OMR	2,880,000	2 Up & Down
Townhouse - Wadi Park	1	OMR	6,900,000	2 Up & Down
Apartment - 4br Oceanfront	1	OMR	3,640,000	2 Up & Down
Apartment - 4br Ocean View	1	OMR	3,840,000	2 Up & Down
Apartment - 4br Wadi Park	1	OMR	6,090,000	2 Up & Down
Apartment - 3br Ocean View	1	OMR	8,280,000	2 Up & Down
Apartment - 3br Wadi Park	1	OMR	7,286,400	2 Up & Down
Apartment - 2br Oceanfront	1	OMR	6,264,000	2 Up & Down
Apartment - 2br Ocean View	1	OMR	5,800,000	2 Up & Down
Apartment - 2br Wadi Park	1	OMR	5,104,000	2 Up & Down
Apartment - 1br Ocean View	1	OMR	2,210,000	2 Up & Down
Apartment - 1br Wadi Park	1	OMR	2,033,200	2 Up & Down
Villa - Oceanfront	2	OMR	1,500,000	2 Up & Down
Villa - Oceanfront	2	OMR	2,520,000	2 Up & Down
Villa - Ocean View	2	OMR	1,680,000	2 Up & Down
Villa - Ocean View	2	OMR	3,016,000	2 Up & Down
Villa - Wadi Park	2	OMR	8,925,000	2 Up & Down
Villa - Wadi Park	2	OMR	8,092,000	2 Up & Down
Townhouse - Ocean View	2	OMR	2,520,000	2 Up & Down
Townhouse - Wadi Park	2	OMR	6,900,000	2 Up & Down
Apartment - 4br Oceanfront	2	OMR	2,860,000	2 Up & Down
Apartment - 4br Ocean View	2	OMR	3,360,000	2 Up & Down
Apartment - 4br Wadi Park	2	OMR	6,090,000	2 Up & Down
Apartment - 3br Ocean View	2	OMR	8,280,000	2 Up & Down
Apartment - 3br Wadi Park	2	OMR	7,286,400	2 Up & Down
Apartment - 2br Oceanfront	2	OMR	6,264,000	2 Up & Down

SENSITIVITY ANALYSIS REPORT	DTZ

Apartment - 2br Ocean View	2	OMR	5,800,000	2 Up & Down
Apartment - 2br Wadi Park	2	OMR	5,104,000	2 Up & Down
Apartment - 1br Ocean View	2	OMR	2,210,000	2 Up & Down
Apartment - 1br Wadi Park	2	OMR	2,033,200	2 Up & Down
Villa - Oceanfront	3	OMR	1,500,000	2 Up & Down
Villa - Oceanfront	3	OMR	2,520,000	2 Up & Down
Villa - Ocean View	3	OMR	1,680,000	2 Up & Down
Villa - Ocean View	3	OMR	3,016,000	2 Up & Down
Villa - Wadi Park	3	OMR	8,925,000	2 Up & Down
Villa - Wadi Park	3	OMR	8,092,000	2 Up & Down
Townhouse - Ocean View	3	OMR	2,520,000	2 Up & Down
Townhouse - Wadi Park	3	OMR	6,900,000	2 Up & Down
Apartment - 4br Oceanfront	3	OMR	2,860,000	2 Up & Down
Apartment - 4br Ocean View	3	OMR	3,360,000	2 Up & Down
Apartment - 4br Wadi Park	3	OMR	6,090,000	2 Up & Down
Apartment - 3br Ocean View	3	OMR	8,280,000	2 Up & Down
Apartment - 3br Wadi Park	3	OMR	7,286,400	2 Up & Down
Apartment - 2br Oceanfront	3	OMR	6,264,000	2 Up & Down
Apartment - 2br Ocean View	3	OMR	5,800,000	2 Up & Down
Apartment - 2br Wadi Park	3	OMR	5,104,000	2 Up & Down
Apartment - 1br Ocean View	3	OMR	2,210,000	2 Up & Down
Apartment - 1br Wadi Park	3	OMR	2,033,200	2 Up & Down
Villa - Oceanfront	4	OMR	1,500,000	2 Up & Down
Villa - Oceanfront	4	OMR	1,260,000	2 Up & Down
Villa - Ocean View	4	OMR	1,680,000	2 Up & Down
Villa - Ocean View	4	OMR	2,262,000	2 Up & Down
Villa - Wadi Park	4	OMR	8,925,000	2 Up & Down
Villa - Wadi Park	4	OMR	8,092,000	2 Up & Down
Townhouse - Ocean View	4	OMR	2,520,000	2 Up & Down
Townhouse - Wadi Park	4	OMR	6,900,000	2 Up & Down
Apartment - 4br Oceanfront	4	OMR	2,860,000	2 Up & Down
Apartment - 4br Ocean View	4	OMR	3,360,000	2 Up & Down
Apartment - 4br Wadi Park	4	OMR	6,090,000	2 Up & Down
Apartment - 3br Ocean View	4	OMR	8,280,000	2 Up & Down
Apartment - 3br Wadi Park	4	OMR	7,286,400	2 Up & Down
Apartment - 2br Oceanfront	4	OMR	6,264,000	2 Up & Down
Apartment - 2br Ocean View	4	OMR	5,800,000	2 Up & Down
Apartment - 2br Wadi Park	4	OMR	5,104,000	2 Up & Down
Apartment - 1br Ocean View	4	OMR	2,210,000	2 Up & Down
Apartment - 1br Wadi Park	4	OMR	2,033,200	2 Up & Down
Villa - Oceanfront	5	OMR	1,500,000	2 Up & Down

SENSITIVITY ANALYSIS REPORT	DTZ

Villa - Oceanfront	5	OMR	1,260,000	2 Up & Down
Villa - Ocean View	5	OMR	1,680,000	2 Up & Down
Villa - Ocean View	5	OMR	2,262,000	2 Up & Down
Villa - Wadi Park	5	OMR	8,925,000	2 Up & Down
Villa - Wadi Park	5	OMR	8,092,000	2 Up & Down
Townhouse - Ocean View	5	OMR	2,520,000	2 Up & Down
Townhouse - Wadi Park	5	OMR	6,900,000	2 Up & Down
Apartment - 4br Oceanfront	5	OMR	2,860,000	2 Up & Down
Apartment - 4br Ocean View	5	OMR	3,360,000	2 Up & Down
Apartment - 4br Wadi Park	5	OMR	6,090,000	2 Up & Down
Apartment - 3br Ocean View	5	OMR	8,280,000	2 Up & Down
Apartment - 3br Wadi Park	5	OMR	7,286,400	2 Up & Down
Apartment - 2br Oceanfront	5	OMR	6,264,000	2 Up & Down
Apartment - 2br Ocean View	5	OMR	5,800,000	2 Up & Down
Apartment - 2br Wadi Park	5	OMR	5,104,000	2 Up & Down
Apartment - 1br Ocean View	5	OMR	2,210,000	2 Up & Down
Apartment - 1br Wadi Park	5	OMR	2,033,200	2 Up & Down
Villa - Oceanfront	8	OMR	1,500,000	2 Up & Down
Villa - Oceanfront	8	OMR	1,260,000	2 Up & Down
Villa - Ocean View	8	OMR	1,680,000	2 Up & Down
Villa - Ocean View	8	OMR	2,262,000	2 Up & Down
Villa - Wadi Park	8	OMR	8,925,000	2 Up & Down
Villa - Wadi Park	8	OMR	8,092,000	2 Up & Down
Townhouse - Ocean View	8	OMR	2,520,000	2 Up & Down
Townhouse - Wadi Park	8	OMR	6,900,000	2 Up & Down
Apartment - 4br Oceanfront	8	OMR	2,860,000	2 Up & Down
Apartment - 4br Ocean View	8	OMR	3,360,000	2 Up & Down
Apartment - 4br Wadi Park	8	OMR	6,090,000	2 Up & Down
Apartment - 3br Ocean View	8	OMR	8,280,000	2 Up & Down
Apartment - 3br Wadi Park	8	OMR	7,286,400	2 Up & Down
Apartment - 2br Oceanfront	8	OMR	6,264,000	2 Up & Down
Apartment - 2br Ocean View	8	OMR	5,800,000	2 Up & Down
Apartment - 2br Wadi Park	8	OMR	5,104,000	2 Up & Down
Apartment - 1br Ocean View	8	OMR	2,210,000	2 Up & Down
Apartment - 1br Wadi Park	8	OMR	2,033,200	2 Up & Down
Villa - Oceanfront	9	OMR	1,500,000	2 Up & Down
Villa - Oceanfront	9	OMR	1,260,000	2 Up & Down
Villa - Ocean View	9	OMR	840,000	2 Up & Down
Villa - Ocean View	9	OMR	2,262,000	2 Up & Down
Villa - Wadi Park	9	OMR	8,925,000	2 Up & Down
Villa - Wadi Park	9	OMR	8,092,000	2 Up & Down

SENSITIVITY ANALYSIS REPORT	DTZ

Townhouse - Ocean View	9	OMR	2,520,000	2 Up & Down
Townhouse - Wadi Park	9	OMR	6,600,000	2 Up & Down
Apartment - 4br Oceanfront	9	OMR	2,860,000	2 Up & Down
Apartment - 4br Ocean View	9	OMR	3,360,000	2 Up & Down
Apartment - 4br Wadi Park	9	OMR	5,460,000	2 Up & Down
Apartment - 3br Ocean View	9	OMR	7,820,000	2 Up & Down
Apartment - 3br Wadi Park	9	OMR	6,881,600	2 Up & Down
Apartment - 2br Oceanfront	9	OMR	5,616,000	2 Up & Down
Apartment - 2br Ocean View	9	OMR	5,200,000	2 Up & Down
Apartment - 2br Wadi Park	9	OMR	4,576,000	2 Up & Down
Apartment - 1br Ocean View	9	OMR	2,040,000	2 Up & Down
Apartment - 1br Wadi Park	9	OMR	1,876,800	2 Up & Down

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 1

	001:Jan 2015	002:Feb 2015	003:Mar 2015	004:Apr 2015	005:May 2015	006:Jun 2015	007:Jul 2015	008:Aug 2015	009:Sep 2015
MonthlyB/F	0	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)

Land Purchase
Residualised Price	(385,546,690)	0	0	0	0	0	0	0	0
Construction Costs
Construction Cost	0	0	0	0	0	0	0	0	0
Contingency	0	0	0	0	0	0	0	0	0
Infrastructure	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
Professional Fees
Professional Fees	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
Other Cost
Sales Costs	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
Marketing/Letting
Marketing	0	0	0	0	0	0	0	0	0
Letting Agent Fee	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
Capitalisation
Unit Sales	0	0	0	0	0	0	0	0	0
Capitalised Rent	0	0	0	0	0	0	0	0	0
Other Revenue
Tenant Rent Flow	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
Operated Assets
Op. Asset Rev/Expense	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0

Period Total Before Finance	(385,546,690)	0	0	0	0	0	0	0	0
Finance Costs (All Loans)	0	0	0	0	0	0	0	0	0
Period Total After Finance	(385,546,690)	0	0	0	0	0	0	0	0
Cumulative Total C/f Monthly	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 2

010:Oct 2015	011:Nov 2015	012:Dec 2015	013:Jan 2016	014:Feb 2016	015:Mar 2016	016:Apr 2016	017:May 2016	018:Jun 2016	019:Jul 2016	020:Aug 2016
(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(484,422,606)

0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	(1,888,396)	(4,139,919)
0	0	0	0	0	0	0	0	0	(94,420)	(206,996)
0	0	0	0	0	0	0	0	0	(97,949,741)	0
0	0	0	0	0	0	0	0	0	(99,932,557)	(4,346,915)

0	0	0	0	0	0	0	0	0	(264,375)	(579,589)
0	0	0	0	0	0	0	0	0	(264,375)	(579,589)

0	0	0	0	0	0	0	0	0	(6,638)	(4,753)
0	0	0	0	0	0	0	0	0	(6,638)	(4,753)

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	1,327,654	950,575
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	(98,875,916)	(3,980,682)
0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	(98,875,916)	(3,980,682)
(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(385,546,690)	(484,422,606)	(488,403,288)

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 3

021:Sep 2016	022:Oct 2016	023:Nov 2016	024:Dec 2016	025:Jan 2017	026:Feb 2017	027:Mar 2017	028:Apr 2017	029:May 2017	030:Jun 2017	031:Jul 2017
(488,403,288)	(495,751,816)	(503,082,594)	(514,653,754)	(527,958,795)	(540,534,418)	(556,693,086)	(574,211,114)	(590,171,551)	(609,448,285)	(629,150,952)

0	0	0	0	0	0	0	0	0	0	0

(6,207,368)	(8,089,811)	(9,786,316)	(11,295,946)	(12,617,760)	(13,750,817)	(14,694,169)	(15,446,869)	(16,007,963)	(16,376,496)	(16,919,640)
(310,368)	(404,491)	(489,316)	(564,797)	(630,888)	(687,541)	(734,708)	(772,343)	(800,398)	(818,825)	(845,982)
0	0	0	0	0	0	0	0	0	0	(5,916,652)
(6,517,736)	(8,494,302)	(10,275,632)	(11,860,743)	(13,248,648)	(14,438,358)	(15,428,878)	(16,219,212)	(16,808,361)	(17,195,321)	(23,682,274)

(869,031)	(1,132,574)	(1,370,084)	(1,581,432)	(1,766,486)	(1,925,114)	(2,057,184)	(2,162,562)	(2,241,115)	(2,292,710)	(2,368,750)
(869,031)	(1,132,574)	(1,370,084)	(1,581,432)	(1,766,486)	(1,925,114)	(2,057,184)	(2,162,562)	(2,241,115)	(2,292,710)	(2,368,750)

(192)	(11,538)	(375)	(689)	(12,259)	(1,029)	0	(12,842)	0	(628)	(41,888)
(192)	(11,538)	(375)	(689)	(12,259)	(1,029)	0	(12,842)	0	(628)	(41,888)

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

38,432	2,307,636	74,931	137,823	2,451,770	205,834	0	2,568,333	0	125,697	8,377,673
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

(7,348,528)	(7,330,778)	(11,571,160)	(13,305,042)	(12,575,623)	(16,158,667)	(17,486,062)	(15,826,283)	(19,049,476)	(19,362,962)	(17,715,239)
0	0	0	0	0	0	(31,966)	(134,155)	(227,258)	(339,705)	(454,637)
(7,348,528)	(7,330,778)	(11,571,160)	(13,305,042)	(12,575,623)	(16,158,667)	(17,518,028)	(15,960,437)	(19,276,734)	(19,702,668)	(18,169,876)
(495,751,816)	(503,082,594)	(514,653,754)	(527,958,795)	(540,534,418)	(556,693,086)	(574,211,114)	(590,171,551)	(609,448,285)	(629,150,952)	(647,320,829)

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 4

032:Aug 2017	033:Sep 2017	034:Oct 2017	035:Nov 2017	036:Dec 2017	037:Jan 2018	038:Feb 2018	039:Mar 2018	040:Apr 2018	041:May 2018	042:Jun 2018
(647,320,829)	(663,022,270)	(684,408,810)	(697,257,473)	(718,505,647)	(739,012,179)	(750,408,243)	(769,048,668)	(786,662,078)	(793,589,938)	(807,576,804)

0	0	0	0	0	0	0	0	0	0	0

(17,339,091)	(17,527,213)	(17,482,854)	(17,204,862)	(16,692,080)	(15,943,347)	(14,957,498)	(13,733,364)	(12,269,772)	(10,565,547)	(8,619,509)
(866,955)	(876,361)	(874,143)	(860,243)	(834,604)	(797,167)	(747,875)	(686,668)	(613,489)	(528,277)	(430,975)
0	0	0	0	0	0	0	0	0	0	0
(18,206,046)	(18,403,573)	(18,356,997)	(18,065,105)	(17,526,684)	(16,740,514)	(15,705,373)	(14,420,032)	(12,883,261)	(11,093,825)	(9,050,484)

(2,427,473)	(2,453,810)	(2,447,600)	(2,408,681)	(2,336,891)	(2,232,069)	(2,094,050)	(1,922,671)	(1,717,768)	(1,479,177)	(1,206,731)
(2,427,473)	(2,453,810)	(2,447,600)	(2,408,681)	(2,336,891)	(2,232,069)	(2,094,050)	(1,922,671)	(1,717,768)	(1,479,177)	(1,206,731)

(27,602)	(618)	(43,884)	(390)	(1,673)	(43,578)	(1,613)	0	(45,460)	0	(1,981)
(27,602)	(618)	(43,884)	(390)	(1,673)	(43,578)	(1,613)	0	(45,460)	0	(1,981)

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

5,520,307	123,682	8,776,792	77,928	334,589	8,715,592	322,581	0	9,092,082	0	396,299
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

(15,140,814)	(20,734,319)	(12,071,689)	(20,396,248)	(19,530,660)	(10,300,569)	(17,478,454)	(16,342,703)	(5,554,407)	(12,573,001)	(9,862,898)
(560,628)	(652,220)	(776,975)	(851,925)	(975,873)	(1,095,495)	(1,161,972)	(1,270,707)	(1,373,452)	(1,413,865)	(1,495,455)
(15,701,442)	(21,386,539)	(12,848,664)	(21,248,173)	(20,506,533)	(11,396,063)	(18,640,426)	(17,613,410)	(6,927,860)	(13,986,866)	(11,358,353)
(663,022,270)	(684,408,810)	(697,257,473)	(718,505,647)	(739,012,179)	(750,408,243)	(769,048,668)	(786,662,078)	(793,589,938)	(807,576,804)	(818,935,156)

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 5

043:Jul 2018	044:Aug 2018	045:Sep 2018	046:Oct 2018	047:Nov 2018	048:Dec 2018	049:Jan 2019	050:Feb 2019	051:Mar 2019	052:Apr 2019	053:May 2019
(818,935,156)	(766,566,947)	(756,893,214)	(755,899,231)	(745,368,293)	(747,292,585)	(748,956,436)	(746,146,480)	(752,822,620)	(761,444,583)	(758,394,249)

0	0	0	0	0	0	0	0	0	0	0

(3,602,094)	(4,045,997)	(4,415,196)	(4,709,319)	(4,927,991)	(5,070,835)	(6,741,953)	(8,927,308)	(10,634,717)	(11,861,795)	(12,606,148)
(180,105)	(202,300)	(220,760)	(235,466)	(246,400)	(253,542)	(337,098)	(446,365)	(531,736)	(593,090)	(630,307)
(5,916,652)	0	0	0	0	0	(6,091,489)	0	0	0	0
(9,698,851)	(4,248,296)	(4,635,956)	(4,944,785)	(5,174,391)	(5,324,377)	(13,170,539)	(9,373,673)	(11,166,453)	(12,454,885)	(13,236,455)

(504,293)	(566,440)	(618,127)	(659,305)	(689,919)	(709,917)	(943,873)	(1,249,823)	(1,488,860)	(1,660,651)	(1,764,861)
(504,293)	(566,440)	(618,127)	(659,305)	(689,919)	(709,917)	(943,873)	(1,249,823)	(1,488,860)	(1,660,651)	(1,764,861)

(2,855,877)	(55,916)	(14,909)	(56,699)	(2,846)	(4,244)	(56,429)	(4,236)	(2,513)	(58,574)	(2,569)
(2,855,877)	(55,916)	(14,909)	(56,699)	(2,846)	(4,244)	(56,429)	(4,236)	(2,513)	(58,574)	(2,569)

(200,000)	0	0	0	0	0	0	0	0	0	0
(693,036)	0	0	0	0	0	0	0	0	0	0
(893,036)	0	0	0	0	0	0	0	0	0	0

63,246,674	11,183,227	2,981,760	11,339,869	569,139	848,850	11,285,755	847,132	502,630	11,714,800	513,727
0	0	0	0	0	0	0	0	0	0	0

30,867	0	0	1,402,439	0	0	2,165,739	0	0	2,165,739	0
30,867	0	0	1,402,439	0	0	2,165,739	0	0	2,165,739	0

4,604,438	4,617,388	4,481,016	4,643,422	4,506,296	4,669,634	4,682,807	4,241,571	4,709,289	4,570,256	4,735,953
4,604,438	4,617,388	4,481,016	4,643,422	4,506,296	4,669,634	4,682,807	4,241,571	4,709,289	4,570,256	4,735,953

53,929,921	10,929,963	2,193,784	11,724,940	(791,720)	(520,055)	3,963,459	(5,539,028)	(7,445,908)	4,276,685	(9,754,205)
(1,561,712)	(1,256,231)	(1,199,801)	(1,194,002)	(1,132,572)	(1,143,797)	(1,153,503)	(1,137,111)	(1,176,055)	(1,226,350)	(1,208,557)
52,368,209	9,673,733	993,983	10,530,938	(1,924,292)	(1,663,852)	2,809,956	(6,676,140)	(8,621,963)	3,050,334	(10,962,761)
(766,566,947)	(756,893,214)	(755,899,231)	(745,368,293)	(747,292,585)	(748,956,436)	(746,146,480)	(752,822,620)	(761,444,583)	(758,394,249)	(769,357,010)

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 6

054:Jun 2019	055:Jul 2019	056:Aug 2019	057:Sep 2019	058:Oct 2019	059:Nov 2019	060:Dec 2019	061:Jan 2020	062:Feb 2020	063:Mar 2020	064:Apr 2020
(769,357,010)	(780,390,825)	(748,397,773)	(745,737,749)	(754,064,840)	(749,185,382)	(756,430,174)	(761,099,204)	(735,973,694)	(736,915,260)	(737,759,478)

0	0	0	0	0	0	0	0	0	0	0

(12,865,374)	(12,389,040)	(12,593,333)	(12,308,948)	(11,533,463)	(10,264,445)	(8,499,457)	(5,197,115)	(5,183,100)	(5,091,231)	(4,921,121)
(643,269)	(619,452)	(629,667)	(615,447)	(576,673)	(513,222)	(424,973)	(259,856)	(259,155)	(254,562)	(246,056)
0	(5,916,652)	0	0	0	0	0	0	0	0	0
(13,508,642)	(18,925,144)	(13,223,000)	(12,924,396)	(12,110,136)	(10,777,668)	(8,924,430)	(5,456,971)	(5,442,255)	(5,345,792)	(5,167,177)

(1,801,152)	(1,734,466)	(1,763,067)	(1,723,253)	(1,614,685)	(1,437,022)	(1,189,924)	(727,596)	(725,634)	(712,772)	(688,957)
(1,801,152)	(1,734,466)	(1,763,067)	(1,723,253)	(1,614,685)	(1,437,022)	(1,189,924)	(727,596)	(725,634)	(712,772)	(688,957)

(4,786)	(2,785,168)	(66,214)	(10,057)	(60,151)	(3,215)	(4,817)	(1,582,906)	(4,807)	(2,839)	(62,778)
(4,786)	(2,785,168)	(66,214)	(10,057)	(60,151)	(3,215)	(4,817)	(1,582,906)	(4,807)	(2,839)	(62,778)

0	(100,000)	0	0	0	0	0	(100,000)	0	0	0
0	0	0	0	0	0	0	(111,291)	0	0	0
0	(100,000)	0	0	0	0	0	(211,291)	0	0	0

957,122	49,105,094	13,242,784	2,011,422	12,030,271	642,999	963,339	12,081,229	961,389	567,858	12,555,654
0	0	0	0	0	0	0	14,381,566	0	0	0

0	2,165,739	0	0	2,165,739	0	0	2,165,739	0	0	2,165,739
0	2,165,739	0	0	2,165,739	0	0	2,165,739	0	0	2,165,739

4,596,149	5,603,868	5,619,765	5,453,919	5,651,723	5,484,953	5,683,902	5,700,076	5,347,511	5,732,591	5,563,483
4,596,149	5,603,868	5,619,765	5,453,919	5,651,723	5,484,953	5,683,902	5,700,076	5,347,511	5,732,591	5,563,483

(9,761,310)	33,329,922	3,810,268	(7,192,365)	6,062,760	(6,089,954)	(3,471,930)	26,349,845	136,204	239,045	14,365,964
(1,272,506)	(1,336,870)	(1,150,244)	(1,134,727)	(1,183,302)	(1,154,838)	(1,197,099)	(1,224,335)	(1,077,770)	(1,083,262)	(1,088,187)
(11,033,816)	31,993,052	2,660,025	(8,327,092)	4,879,458	(7,244,792)	(4,669,030)	25,125,509	(941,566)	(844,218)	13,277,777
(780,390,825)	(748,397,773)	(745,737,749)	(754,064,840)	(749,185,382)	(756,430,174)	(761,099,204)	(735,973,694)	(736,915,260)	(737,759,478)	(724,481,701)

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 7

065:May 2020	066:Jun 2020	067:Jul 2020	068:Aug 2020	069:Sep 2020	070:Oct 2020	071:Nov 2020	072:Dec 2020	073:Jan 2021	074:Feb 2021	075:Mar 2021
(724,481,701)	(725,287,239)	(725,392,019)	(676,991,695)	(661,474,009)	(658,868,178)	(643,214,025)	(642,592,447)	(641,563,937)	(626,228,605)	(625,793,350)

0	0	0	0	0	0	0	0	0	0	0

(4,672,383)	(4,344,630)	(3,684,490)	(4,138,546)	(4,516,190)	(4,817,041)	(5,040,715)	(5,186,827)	(5,254,990)	(5,244,818)	(5,155,922)
(233,619)	(217,232)	(184,224)	(206,927)	(225,810)	(240,852)	(252,036)	(259,341)	(262,750)	(262,241)	(257,796)
0	0	(5,916,652)	0	0	0	0	0	0	0	0
(4,906,002)	(4,561,862)	(9,785,366)	(4,345,473)	(4,742,000)	(5,057,894)	(5,292,751)	(5,446,168)	(5,517,740)	(5,507,059)	(5,413,718)

(654,134)	(608,248)	(515,829)	(579,396)	(632,267)	(674,386)	(705,700)	(726,156)	(735,699)	(734,275)	(721,829)
(654,134)	(608,248)	(515,829)	(579,396)	(632,267)	(674,386)	(705,700)	(726,156)	(735,699)	(734,275)	(721,829)

0	(2,440)	(2,808,953)	(73,159)	(11,059)	(66,297)	(3,504)	(5,226)	(66,517)	(5,192)	(3,066)
0	(2,440)	(2,808,953)	(73,159)	(11,059)	(66,297)	(3,504)	(5,226)	(66,517)	(5,192)	(3,066)

0	0	(100,000)	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
0	0	(100,000)	0	0	0	0	0	0	0	0

0	487,923	53,862,131	14,631,839	2,211,841	13,259,320	700,724	1,045,104	13,303,322	1,038,301	613,287
0	0	0	0	0	0	0	0	0	0	0

0	0	2,165,739	0	0	2,165,739	0	0	2,165,739	0	0
0	0	2,165,739	0	0	2,165,739	0	0	2,165,739	0	0

5,765,332	5,595,278	6,598,646	6,617,584	6,422,504	6,655,659	6,459,480	6,694,001	6,713,273	6,081,070	6,752,022
5,765,332	5,595,278	6,598,646	6,617,584	6,422,504	6,655,659	6,459,480	6,694,001	6,713,273	6,081,070	6,752,022

205,196	910,652	49,416,368	16,251,394	3,249,020	16,282,141	1,158,250	1,561,555	15,862,379	872,846	1,226,695
(1,010,733)	(1,015,432)	(1,016,044)	(733,708)	(643,189)	(627,988)	(536,672)	(533,046)	(527,046)	(437,590)	(435,051)
(805,538)	(104,780)	48,400,324	15,517,686	2,605,831	15,654,153	621,578	1,028,509	15,335,333	435,255	791,644
(725,287,239)	(725,392,019)	(676,991,695)	(661,474,009)	(658,868,178)	(643,214,025)	(642,592,447)	(641,563,937)	(626,228,605)	(625,793,350)	(625,001,706)

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 8

076:Apr 2021	077:May 2021	078:Jun 2021	079:Jul 2021	080:Aug 2021	081:Sep 2021	082:Oct 2021	083:Nov 2021	084:Dec 2021	085:Jan 2022	086:Feb 2022
(625,001,706)	(608,902,329)	(608,088,876)	(606,556,816)	659,213,986	667,820,398	664,715,491	673,412,757	668,047,336	662,843,336	671,012,762

0	0	0	0	0	0	0	0	0	0	0

(4,987,911)	(4,740,395)	(4,412,981)	(3,758,179)	(4,221,317)	(4,606,514)	(4,913,382)	(5,141,530)	(5,290,563)	(5,360,090)	(5,349,715)
(249,396)	(237,020)	(220,649)	(187,909)	(211,066)	(230,326)	(245,669)	(257,076)	(264,528)	(268,005)	(267,486)
0	0	0	(5,916,652)	0	0	0	0	0	0	0
(5,237,307)	(4,977,415)	(4,633,630)	(9,862,740)	(4,432,383)	(4,836,840)	(5,159,051)	(5,398,606)	(5,555,092)	(5,628,095)	(5,617,200)

(698,308)	(663,655)	(617,817)	(526,145)	(590,984)	(644,912)	(687,874)	(719,814)	(740,679)	(750,413)	(748,960)
(698,308)	(663,655)	(617,817)	(526,145)	(590,984)	(644,912)	(687,874)	(719,814)	(740,679)	(750,413)	(748,960)

(69,079)	0	(2,635)	(14,696,036)	(68,491)	(11,944)	(73,177)	(3,784)	(5,644)	(73,415)	(5,589)
(69,079)	0	(2,635)	(14,696,036)	(68,491)	(11,944)	(73,177)	(3,784)	(5,644)	(73,415)	(5,589)

0	0	0	(100,000)	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
0	0	0	(100,000)	0	0	0	0	0	0	0

13,815,702	0	526,957	60,111,494	13,698,271	2,388,789	14,635,480	756,782	1,128,712	14,683,003	1,117,843
0	0	0	1,231,167,068	0	0	0	0	0	0	0

2,165,739	0	0	0	0	0	0	0	0	0	0
2,165,739	0	0	0	0	0	0	0	0	0	0

6,553,063	6,791,044	6,590,960	0	0	0	0	0	0	0	0
6,553,063	6,791,044	6,590,960	0	0	0	0	0	0	0	0

16,529,810	1,149,974	1,863,834	1,266,093,640	8,606,413	(3,104,907)	8,715,378	(5,365,422)	(5,172,702)	8,231,081	(5,253,906)
(430,433)	(336,520)	(331,775)	(322,838)	0	0	(18,112)	0	(31,298)	(61,655)	(14,000)
16,099,377	813,453	1,532,059	1,265,770,802	8,606,413	(3,104,907)	8,697,266	(5,365,422)	(5,204,000)	8,169,426	(5,267,906)
(608,902,329)	(608,088,876)	(606,556,816)	659,213,986	667,820,398	664,715,491	673,412,757	668,047,336	662,843,336	671,012,762	665,744,856

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 9

087:Mar 2022	088:Apr 2022	089:May 2022	090:Jun 2022	091:Jul 2022	092:Aug 2022	093:Sep 2022	094:Oct 2022	095:Nov 2022	096:Dec 2022	097:Jan 2023
665,744,856	660,096,774	669,113,197	663,334,225	658,476,390	708,067,843	717,266,010	714,268,553	723,645,197	718,335,492	713,219,590

0	0	0	0	0	0	0	0	0	0	0

(5,259,040)	(5,087,669)	(4,835,203)	(4,501,241)	(3,810,151)	(4,254,900)	(4,622,410)	(4,912,297)	(5,124,172)	(5,257,647)	(5,312,330)
(262,952)	(254,383)	(241,760)	(225,062)	(190,508)	(212,745)	(231,121)	(245,615)	(256,209)	(262,882)	(265,617)
0	0	0	0	(5,916,652)	0	0	0	0	0	0
(5,521,992)	(5,342,053)	(5,076,963)	(4,726,303)	(9,917,311)	(4,467,645)	(4,853,531)	(5,157,912)	(5,380,381)	(5,520,529)	(5,577,947)

(736,266)	(712,274)	(676,928)	(630,174)	(533,421)	(595,686)	(647,137)	(687,722)	(717,384)	(736,071)	(743,726)
(736,266)	(712,274)	(676,928)	(630,174)	(533,421)	(595,686)	(647,137)	(687,722)	(717,384)	(736,071)	(743,726)

(3,291)	(76,123)	0	(2,801)	(2,855,065)	(71,666)	(12,579)	(76,582)	(3,960)	(5,888)	(76,785)
(3,291)	(76,123)	0	(2,801)	(2,855,065)	(71,666)	(12,579)	(76,582)	(3,960)	(5,888)	(76,785)

0	0	0	0	(100,000)	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	(100,000)	0	0	0	0	0	0

658,196	15,224,550	0	560,234	63,084,378	14,333,163	2,515,791	15,316,345	792,020	1,177,558	15,357,014
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

(5,603,352)	9,094,100	(5,753,892)	(4,799,043)	49,678,581	9,198,167	(2,997,457)	9,394,129	(5,309,705)	(5,084,929)	8,958,556
(44,729)	(77,677)	(25,081)	(58,791)	(87,129)	0	0	(17,485)	0	(30,973)	(60,816)
(5,648,082)	9,016,424	(5,778,972)	(4,857,835)	49,591,452	9,198,167	(2,997,457)	9,376,644	(5,309,705)	(5,115,902)	8,897,740
660,096,774	669,113,197	663,334,225	658,476,390	708,067,843	717,266,010	714,268,553	723,645,197	718,335,492	713,219,590	722,117,330

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 10

098:Feb 2023	099:Mar 2023	100:Apr 2023	101:May 2023	102:Jun 2023	103:Jul 2023	104:Aug 2023	105:Sep 2023	106:Oct 2023	107:Nov 2023	108:Dec 2023
722,117,330	716,972,641	711,446,147	721,265,945	715,617,047	710,925,677	764,707,453	774,192,110	772,733,910	777,860,897	774,931,604

0	0	0	0	0	0	0	0	0	0	0

(5,287,832)	(5,183,759)	(4,999,716)	(4,735,310)	(4,390,142)	(3,299,147)	(3,295,267)	(3,252,429)	(3,170,440)	(3,049,108)	(2,888,237)
(264,392)	(259,188)	(249,986)	(236,765)	(219,507)	(164,957)	(164,763)	(162,621)	(158,522)	(152,455)	(144,412)
0	0	0	0	0	0	0	0	0	0	0
(5,552,224)	(5,442,947)	(5,249,702)	(4,972,075)	(4,609,649)	(3,464,104)	(3,460,030)	(3,415,050)	(3,328,962)	(3,201,563)	(3,032,649)

(740,296)	(725,726)	(699,960)	(662,943)	(614,620)	(461,881)	(461,337)	(455,340)	(443,862)	(426,875)	(404,353)
(740,296)	(725,726)	(699,960)	(662,943)	(614,620)	(461,881)	(461,337)	(455,340)	(443,862)	(426,875)	(404,353)

(5,813)	(3,423)	(79,601)	0	(2,913)	(2,843,269)	(67,367)	(12,122)	(44,765)	(3,513)	(5,010)
(5,813)	(3,423)	(79,601)	0	(2,913)	(2,843,269)	(67,367)	(12,122)	(44,765)	(3,513)	(5,010)

0	0	0	0	0	(100,000)	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	(100,000)	0	0	0	0	0

1,162,557	684,524	15,920,222	0	582,644	60,725,226	13,473,391	2,424,312	8,953,083	702,659	1,002,024
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

(5,135,776)	(5,487,571)	9,890,959	(5,635,019)	(4,644,539)	53,855,973	9,484,657	(1,458,199)	5,135,493	(2,929,293)	(2,439,988)
(8,913)	(38,923)	(71,161)	(13,879)	(46,831)	(74,197)	0	0	(8,506)	0	(17,088)
(5,144,688)	(5,526,494)	9,819,798	(5,648,898)	(4,691,370)	53,781,776	9,484,657	(1,458,199)	5,126,987	(2,929,293)	(2,457,076)
716,972,641	711,446,147	721,265,945	715,617,047	710,925,677	764,707,453	774,192,110	772,733,910	777,860,897	774,931,604	772,474,529

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 11

109:Jan 2024	110:Feb 2024	111:Mar 2024	112:Apr 2024	113:May 2024	114:Jun 2024	115:Jul 2024	116:Aug 2024	117:Sep 2024	118:Oct 2024	119:Nov 2024
772,474,529	777,963,559	776,104,143	774,223,576	781,178,681	779,412,765	778,516,070	826,956,500	834,798,420	837,307,098	838,031,837

0	0	0	0	0	0	0	0	0	0	0

(2,687,633)	(2,447,100)	(2,166,442)	(1,845,463)	(1,483,964)	(1,081,747)	0	0	0	0	0
(134,382)	(122,355)	(108,322)	(92,273)	(74,198)	(54,087)	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
(2,822,015)	(2,569,455)	(2,274,764)	(1,937,736)	(1,558,162)	(1,135,835)	0	0	0	0	0

(376,269)	(342,594)	(303,302)	(258,365)	(207,755)	(151,445)	0	0	0	0	0
(376,269)	(342,594)	(303,302)	(258,365)	(207,755)	(151,445)	0	0	0	0	0

(43,813)	(5,290)	(3,560)	(46,096)	0	(2,015)	(2,796,405)	(39,407)	(12,606)	(3,642)	(3,654)
(43,813)	(5,290)	(3,560)	(46,096)	0	(2,015)	(2,796,405)	(39,407)	(12,606)	(3,642)	(3,654)

0	0	0	0	0	0	(100,000)	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	(100,000)	0	0	0	0

8,762,546	1,057,923	711,905	9,219,118	0	402,901	51,352,366	7,881,327	2,521,285	728,381	730,765
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0

5,520,450	(1,859,416)	(1,869,720)	6,976,922	(1,765,917)	(886,393)	48,455,961	7,841,920	2,508,678	724,739	727,111
(31,420)	0	(10,847)	(21,817)	0	(10,301)	(15,532)	0	0	0	0
5,489,030	(1,859,416)	(1,880,567)	6,955,106	(1,765,917)	(896,694)	48,440,429	7,841,920	2,508,678	724,739	727,111
777,963,559	776,104,143	774,223,576	781,178,681	779,412,765	778,516,070	826,956,500	834,798,420	837,307,098	838,031,837	838,758,948

GROUPED CASH FLOW	DTZ

Grouped Cash Flow (Merged Phases)	Page A 12

120:Dec 2024	121:Jan 2025	122:Feb 2025	123:Mar 2025
838,758,948	839,488,440	840,220,320	840,954,595

0	0	0	0

0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0

0	0	0	0
0	0	0	0

(3,666)	(3,678)	(3,690)	(3,702)
(3,666)	(3,678)	(3,690)	(3,702)

0	0	0	0
0	0	0	0
0	0	0	0

733,157	735,558	737,966	740,381
0	0	0	0

0	0	0	0
0	0	0	0

0	0	0	0
0	0	0	0

729,492	731,880	734,276	736,680
0	0	0	0
729,492	731,880	734,276	736,680
839,488,440	840,220,320	840,954,595	841,691,275